Calvert

Investments that make a difference (registered)

June 30, 2002

Semi-Annual Report

Calvert Variable Series, Inc.

Calvert Portfolios

Calvert Variable Series, Inc.

Calvert Social Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

For the six months ended June 30, 2002, the Fund shares returned 0.77%*, outperforming the 0.69% for the Lipper VA Money Market Funds Average.

Investment Climate

During the past six months, the U.S. economy has continued to expand. While the economic data has been encouraging, the performance of the equity markets has offset the economy's forward impetus. The dramatic decline in the equity market is threatening to damage business and household confidence, corporate investment, and ultimately reduce wealth. Some economists have argued that forecasters may be too optimistic about the economic outlook given the considerable uncertainty at home and abroad. Therefore, the Fed's current monetary policy may be appropriate rather than accommodative. At the same time, the decline in the value of the dollar has fueled speculation that inflation could appear in the near future. Either way, the Fed has made it clear they have taken a wait-and-see attitude towards raising rates.

Repeated deception and accounting scandals at various corporations have fueled the market's downward spiral. Misconduct at companies such as Adelphia, Enron, Imclone, Tyco, and WorldCom has called into question the integrity and ethical responsibility of business leaders and our corporate governance system. In addition, foreign investors are starting to lose confidence in U.S. capital markets. Corporate capital expenditures, which have been in a slump and have only recently shows signs of stabilizing, could again be cut as corporate executives become pessimistic about future prospects for earnings.

Everyone agrees reforms in corporate governance are needed. The question is what changes will restore confidence and integrity in corporations, boards, and financial statements? Several plans by the SEC, Congress, and the President are on the table. In the end, whatever plans are put into action, individual moral and ethical behavior will still be the underlying determinants of any plan's success.

Strategy

We continued to purchase in the short end of the money market yield curve. In doing so, we have positioned the Portfolio to take advantage of the rise in money market rates that will result when the Fed begins to tighten. As encouraging economic numbers started to roll in, the yield curve became positively sloped. Longer-term yields were higher than shorter-term yields and it was advantageous for us to buy longer-term securities. Believing the Fed would sit on the sidelines for a while, we selectively purchased longer notes so as to lock into attractive yields. Faced with a deteriorating credit quality environment, we continued to focus on liquidity and safety. Therefore, we continued to maintain a high percentage of U.S. Government agency securities.

Outlook

The consensus is that we won't see Fed tightening until the second half of 2003. It has been the CAMCO view since late last year that there was a reasonable chance that the Fed would be on the sidelines for a protracted period of time. The WorldCom event raises the probability that the Fed will do nothing for at least the remainder of the year, and this is consistent with our view. Forecasters predict that real GDP will accelerate and reduce unemployment. This outlook is consistent with monetary tightening. But, there has not been an upswing in inflation. Therefore, we expect the Fed to be patient given the possibility of additional accounting scandals, geopolitical unrest, and homeland security risks.

Sincerely,

Thomas A. Dailey

Calvert Asset Management Company

July 31, 2002

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

Money Market Portfolio

Schedule of Investments

June 30, 2002
	Principal
Taxable Variable Rate Demand Notes - 66.6%	Amount	Value
550 West 14th Place Revenue, 1.90% 2/1/29, LOC: Harris Trust *	$490,000	$490,000
Alabama State IDA:
1.94%, 5/1/10, LOC: Regions Bank *	255,000	255,000
1.85%, 12/1/19, LOC: Bank of America *	460,000	460,000
Alabama State Incentives Financing Authority, 1.85%, 10/1/29, AMBAC Insured,
BPA: SouthTrust Bank *	600,000	600,000
Alaska Housing Finance Corp., 1.83%, 12/1/32, TOA: Alaska Housing Finance Corp.,
MBIA Insured *	500,000	500,000
Birmingham, Alabama Public Educational Building Authority Student Housing Revenue,
4.00%, 6/1/30 LOC: Wachovia Bank N.A. *	120,000	120,000
California Pollution Control Financing Authority IDA Revenue, 2.05%, 9/1/05,
LOC: Wells Fargo Bank, NA*	385,000	385,000
California Statewide Communities Development Authority MFH Revenue, 2.75%, 7/1/29, LOC: Bank of the West, C/LOC: CalSTERS *	345,000	345,000
Columbus, Georgia Development Authority Revenue, 2.00%, 12/1/19, LOC: Bank of Nova Scotia*	600,000	600,000
Health Insurance Plan Greater NY Revenue, 1.85%, 7/1/16, LOC: JP Morgan Chase & Co. *	300,000	300,000
Lancaster, California Redevelopment Agency, MFH Revenue, 2.00%, 1/15/35, LOC: FNMA*	500,000	500,000
Meyer Cookware Industries, 2.00%, 5/1/27, LOC: BNP Paribas*	485,000	485,000
Milpitas California MFH Revenue, 2.00%, 8/15/33, LOC: FNMA*	300,000	300,000
Montgomery County, Kentucky IDA Revenue, 1.85%, 8/1/06, LOC: Fleet Bank *	449,000	449,000
Montgomery, Alabama Industrial Development Board Pollution Control Revenue, 2.18%, 5/1/22, LOC: AmSouth Bank	500,000	500,000
Nevada Housing Division Revenue, 1.98%, 4/1/31, LOC: East-West Bank, C/LOC: FHLB *	585,000	585,000
New Jersey Economic Development Authority Revenue, 2.00%, 11/1/06, LOC: Wachovia Bank N.A.*	270,000	270,000
New York State Housing Finance Agency Revenue:
1.98%, 11/1/32, LOC: Bayer Hypo- und Vereinsbank*	500,000	500,000
1.98%, 11/1/33, LOC: Key Bank*	300,000	300,000
Post Apartment Homes LP MFH Revenue, 1.84%, 7/15/29, CA: FNMA*	1,970,000	1,970,000
Racetrac Capital, LLC, 1.89%, 9/1/20, LOC: Regions Bank *	300,000	300,000
San Joaquin Mariners Association LP, 2.00%, 7/1/29, LOC: Credit Suisse First Boston*	500,000	500,000
Sault Sainte Marie, Michigan Tribe Building Revenue, 2.49%, 6/1/03, LOC: National City Bank *	75,000	75,000
South Central Communications Corp., 1.85%, 6/1/13, LOC: Fifth Third Bank*	460,000	460,000
St. Joseph County, Minnesota Economic Development Revenue, 2.00%, 6/1/27, LOC: FHLB *	690,000	690,000
St. Paul, Minnesota Housing and Redevelopment Authority, 2.00%, 6/1/15,
LOC: Dexia Credit Local *	400,000	400,000
St. Paul, Minnesota Port IDA, 2.50%, 6/1/11, LOC: U.S. Bank N.A.*	605,000	605,000
Trotman Bay Minette Inc., 1.82%, 12/1/25, LOC: Columbus Bank & Trust *	525,000	525,000

Total Taxable Variable Rate Demand Notes (Cost $13,469,000)		13,469,000

U.S. Government Agencies and	Principal
Instrumentalities - 34.1%	Amount	Value
Fannie Mae, 6.75%, 8/15/02	$1,000,000	$1,003,771
Fannie Mae Discount Notes, 1.90%, 7/1/02	1,000,000	1,000,000
Federal Farm Credit Bank Discount Notes, 2.56%, 3/12/03	500,000	490,969
Federal Home Loan Bank:
5.00%, 2/14/03	500,000	508,123
2.27%, 2/21/03	500,000	500,000
2.50%, 4/24/03	1,000,000	999,691
4.50%, 7/7/03	500,000	510,001
2.24%, 7/25/03	400,000	400,000
Federal Home Loan Bank Discount Notes, 3.36%, 8/12/02	1,000,000	996,080
Freddie Mac Discount Notes, 2.05%, 11/7/02	500,000	496,327

Total U.S. Government Agencies and Instrumentalities (Cost $6,904,962)		6,904,962

TOTAL INVESTMENTS (Cost $20,373,962) - 100.7%		20,373,962
Other assets and liabilities, net - (0.7%)		(151,490)
Net Assets - 100%		$20,222,472

* Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees: Abbreviations:

BPA: Bond Purchase Agreement Assn: Association

C/LOC: Confirming Letter of Credit FHLB: Federal Home Loan Bank

LOC: Letter of Credit FNMA: Federal National Mortgage Association

IDA: Industrial Development Authority

LP: Limited Partnership

MFH: Multi-Family Housing

VRDN: Variable Rate Demand Notes

See notes to financial statements.

Money Market Portfolio

Statement of Assets and Liabilities

June 30, 2002
Assets
Investments in securities, at value - See accompanying schedule	$20,373,962
Cash	55,956
Receivable for investments sold	130,000
Interest receivable	80,389
Other assets	962
Total assets	20,641,269

Liabilities
Payable for investments purchased	400,000
Payable to Calvert Asset Management Company, Inc.	7.309
Payable to Calvert Administrative Services Company	2,670
Payable to Calvert Shareholder Services, Inc.	141
Accrued expenses and other liabilities	8,677
Total liabilities	418,797
Net assets	$20,222,472

Net Assets Consist Of:
Par value and paid-in capital applicable to 20,217,964 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized	$20,213,388
Undistributed net investment income	8,907
Accumulated net realized gain on investments	177

Net Assets	$20,222,472

Net Asset Value per Share	$1.00

See notes to financial statements.

Money Market Portfolio

Statement of Operations

Six Months Ended June 30, 2002

Net Investment Income
Investment Income:
Interest income	$240,175
Total investment income	240,175

Expenses:
Investment advisory fee	31,816
Transfer agency fees and expenses	3,182
Administrative fees	17,462
Accounting fees	5,875
Directors' fees and expenses	1,237
Custodian fees	4,491
Reports to shareholders	1,573
Professional fees	4,191
Insurance	2,521
Miscellaneous	2,847
Total expenses	75,195
Fees paid indirectly	(1,421)
Net expenses	73,774

Net Investment Income	166,401

Realized Gain (Loss) on Investments
Net realized gain (loss)	177

Increase (Decrease) in Net Assets
Resulting From Operations	$166,578

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$166,401	$827,059
Net realized gain (loss)	177	7,271

Increase (Decrease) in Net Assets
Resulting From Operations	166,578	834,330

Distributions to shareholders from:
Net investment income	(164,351)	(821,977)
Net realized gain	-	(6,950)
Total distributions	(164,351)	(828,927)

Capital share transactions:
Shares sold	6,872,462	26,317,991
Reinvestment of distributions	162,805	839,078
Shares redeemed	(8,595,929)	(28,350,672)
Total capital share transactions	(1,560,662)	(1,193,603)

Total Increase (Decrease) in Net Assets	(1,558,435)	(1,188,200)

Net Assets
Beginning of period	21,780,907	22,969,107
End of period (including undistributed net investment
income of $8,907 and $6,857, respectively)	$20,222,472	$21,780,907

Capital Share Activity
Shares sold	6,872,462	26,317,991
Reinvestment of distributions	162,805	839,078
Shares redeemed	(8,595,929)	(28,350,671)
Total capital share activity	(1,560,662)	(1,193,602)

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost, which approximates market.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .30%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,293 for the six months ended June 30, 2002. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

The cost of investments owned at June 30, 2002 for federal income tax purposes was $20,373,962.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2002, purchases and sales transactions were $12,155,000 and $10,770,000, respectively.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the six months ended June 30, 2002 was $18,349 at a weighted average interest rate of 2.29%. The maximum amount of these borrowings outstanding during the period ended June 30, 2002 was $977,649 during June 2002. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Money Market Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.008	.037	.058
Total from investment operations	.008	.037	.058
Distributions from
Net investment income	(.008)	(.037)	(.058)
Total increase (decrease) in net asset value	-	-	-
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.77%	3.74%	5.94%
Ratios to average net assets:
Net investment income	1.57% (a)	3.67%	5.85%
Total expenses	.71% (a)	.67%	.66%
Expenses before offsets	.71% (a)	.67%	.66%
Net expenses	.70% (a)	.63%	.61%
Net assets, ending (in thousands)	$20,222	$21,781	$22,969

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.047	.050	.051
Total from investment operations	.047	.050	.051
Distributions from
Net investment income	(.047)	(.050)	(.051)
Total increase (decrease) in net asset value	-	-	-
Net asset value, ending	$1.00	$1.00	$1.00

Total return	4.82%	5.14%	5.20%
Ratios to average net assets:
Net investment income	4.72%	5.01%	5.10%
Total expenses	.67%	.66%	.69%
Expenses before offsets	.67%	.66%	.69%
Net expenses	.64%	.63%	.59%
Net assets, ending (in thousands)	$16,387	$11,205	$6,242

(a) Annualized

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social Small Cap Growth Portfolio

Managed by Awad Asset Management, Inc.

Dear Investor:

Performance

For the six months ended June 30, 2002, the CVS Calvert Social Small Cap Growth Portfolio returned -3.45% compared to the -4.70% return of its benchmark, the Russell 2000 Index.

Economic Climate

A number of factors have affected the economic climate of the past six months: corporations have gone through another round of cost reductions and productivity enhancements; accounting practices have come under intense scrutiny (still, the majority of management and the main body of corporate accountants are fair and honest); and the market continues to unwind after the speculative excesses of the mid to late 1990s. While the economy has been recovering, the rate of recovery has been tepid enough that a positive profit environment remains elusive.

Strategy

The Fund's returns were driven by bottom-up stock selection rather than asset allocation or industry exposure. Generally, the Fund shifted from a highly defensive posture to one that that would benefit from an eventual economic recovery. Importantly, though, this was done with an eye toward conservative balance sheets.

Outlook

While capital market participants are being demoralized by questionable corporate accounting and governance issues, and the geopolitical environment is fraught with risk, it should be remembered that U.S. corporations are the low-cost producers, technology leaders, and productivity leaders in virtually all industries that drive worldwide growth.

There remain many excellent companies with good balance sheets, solid growth potential, and fair valuations. These types of investments will produce sound returns over time. As the recovery gains momentum, the result should be a powerfully positive profit picture.

It is generally said on Wall Street that the markets are driven by fear and greed. The 1997-1999 era was a speculative bubble in which many excesses were created in the stock market and in the economy. It was a time to be fearful. In contrast, now is the time to assess opportunities.

It is essential to own sound companies with sound business models and excellent balance sheets. It is equally important to own these when they have sensible valuations. We at Awad Asset Management are striving to fill client portfolios with equities that have these characteristics. While it may take more time to purge the excesses of the speculative period, we are confident that the U.S. economy will recover as it always does and that our companies and thus client portfolios will make progress.

Sincerely,

James D. Awad

Awad Asset Management

July 31, 2002

CVS Calvert Social

Small Cap Growth Portfolio1

[INSERT LINE GRAPH HERE]
Average Annual Total Return
(period ended 6.30.02)
One year	(2.83%)
Five year	6.25%
Since inception (3.15.95)	7.47%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997.

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

Small Cap Growth Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 97.7%	Shares	Value
Agricultural Products - 2.6%
Corn Products International, Inc.	15,600	$485,472

Banks - Regional - 3.6%
Capital Crossing Bank*	12,500	280,625
North Fork Bancorp, Inc.	9,600	382,176
		662,801

Biotechnology - 3.3%
Apogent Technologies, Inc.*	30,500	627,385

Communications Equipment - 6.9%
Commscope, Inc.*	51,000	637,500
Plantronics, Inc.*	34,900	663,449
		1,300,949

Computers - Software & Services - 10.6%
Barra, Inc.*	16,000	594,880
Jack Henry & Associates, Inc.	39,500	659,255
Tier Technologies, Inc.*	26,000	463,320
Transaction Systems Architects, Inc*	23,000	270,480
		1,987,935

Consumer Finance - 3.1%
AmeriCredit Corp.*	20,700	580,635

Electrical Equipment - 3.4%
Belden, Inc.	31,000	646,040

Equipment - Semiconductors - 3.6%
Axcelis Technologies, Inc.*	60,300	681,390

Financial - Diversified - 6.3%
MCG Capital Corp.	35,500	593,205
New Century Financial Corp.	17,000	594,490
		1,187,695

Healthcare- Drug- Major Pharmaceutical -1.9%
Taro Pharmaceuticals Industries Ltd.*	15,000	367,800

Healthcare- Medical Products & Supplies- 1.4%
Sola International, Inc.*	23,100	265,650

Healthcare - Special Services - 2.4%
Accredo Health, Inc.*	1	37
Gentiva Health Services, Inc.*	26,800	240,932
Hooper Holmes, Inc.	27,000	216,000
	456,969

Housewares - 2.3%
Quixote Corp.	25,200	427,140

Insurance - Life & Health - 1.4%
Presidential Life Corp.	13,000	263,510

Equity Securities - Cont'd	Shares	Value
Investment Banking / Brokerage - 2.2%
Interactive Data Corp.*	28,500	$414,960

Investment Management - 1.3%
Investors Financial Services Corp.	7,300	244,842

Leisure Time - Products - 3.0%
Handleman Co.*	39,400	571,300

Machinery - Diversified - 1.2%
Kaydon Corp	10,000	236,100

Manufacturing - Diversified - 4.2%
Spartech Corp.	29,500	803,285

Manufacturing - Specialized - 2.6%
Cognex Corp.*	24,700	495,235

Office Equipment & Supplies - 1.3%
United Stationers, Inc.*	8,400	255,360

Photography / Imaging - 2.1%
Concord Camera Corp.*	77,100	393,287

Publishing - 1.8%
John Wiley & Sons, Inc., Class A	13,900	333,322

Railroads - 2.7%
Kansas City Southern Industries, Inc.*	30,500	518,500

Retail - Apparel / Shoe - 1.8%
Stage Stores, Inc.*	10,000	347,400

Services - Commercial & Consumer - 12.9%
Iron Mountain, Inc.*	7,500	231,375
NCO Group, Inc*	12,900	280,962
Source Corp.*	20,200	535,300
Startek, Inc.*	18,700	500,038
TeleTech Holdings, Inc. *	45,500	434,070
Viad Corp.	17,300	449,800
		2,431,545

Services - Computer Systems - 3.8%
Investment Technology Group, Inc.*	21,950	717,765

Services - Data Processing - 1.3%
Ceridian Corp.*	13,100	248,638

Services - Employment - 2.7%
Hall, Kinion & Associates, Inc.*	22,300	167,473
Korn / Ferry International*	37,600	342,160
		509,633

Total Equity Securities (Cost $18,467,633)		18,462,543

TOTAL INVESTMENTS (Cost $18,467,633) - 97.7%		18,462,543
Other assets and liabilities, net - 2.3		435,751
Net Assets - 100%		$18,898,294

* Non-income producing.

See notes to financial statements.

Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2002
Assets
Investments in securities, at value (Cost $18,467,633) - See accompanying schedule	$18,462,543
Cash	433,105
Dividends receivable	28,637
Other assets	66
Total assets	18,924,351

Liabilities
Payable to Calvert Asset Management Company, Inc.	15,705
Payable to Calvert Administrative Services Company	3,122
Accrued expenses and other liabilities	7,230
Total liabilities	26,057
Net assets	$18,898,294

Net Assets Consist of:
Par value and paid-in capital applicable to 1,322,191 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$18,678,217
Undistributed net investment income	455,554
Accumulated net realized gain (loss) on investments	(230,387)
Net unrealized appreciation (depreciation) on investments	(5,090)

Net Assets	$18,898,294

Net Asset Value per Share	$14.29

See notes to financial statements.

Small Cap Growth Portfolio

Statement of Operations

Six Months Ended June 30, 2002
Net Investment Income
Investment Income:
Dividend income	$537,685
Interest income	21,754
Total investment income	559,439

Expenses:
Investment advisory fee	63,188
Transfer agent fees and expenses	4,202
Accounting fees	5,545
Directors' fees and expenses	1,020
Administrative fees	17,493
Custodian fees	11,073
Reports to shareholders	1,312
Professional fees	3,952
Miscellaneous	331
Total expenses	108,116
Fees paid indirectly	(4,231)
Net expenses	103,885

Net Investment Income	455,554

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(123,540)
Change in unrealized appreciation or (depreciation)	(1,346,921)

Net Realized and Unrealized Gain
(Loss) on Investments	(1,470,461)

Increase (Decrease) in Net Assets
Resulting From Operations	($1,014,907)

See notes to financial statements.

Small Cap Growth Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	$455,554	($52,493)
Net realized gain (loss)	(123,540)	(94,004)
Change in unrealized appreciation or (depreciation)	(1,346,921)	1,076,618

Increase (Decrease) in Net Assets
Resulting From Operations	(1,014,907)	930,121

Distributions to shareholders from:
Net realized gain on investments	-	(215,835)
Total distributions	-	(215,835)

Capital share transactions:
Shares sold	11,489,376	8,981,717
Reinvestment of distributions	-	215,834
Shares redeemed	(4,179,669)	(4,512,650)
Total capital share transactions	7,309,707	4,684,901

Total Increase (Decrease) in Net Assets	6,294,800	5,399,187

Net Assets
Beginning of period	12,603,494	7,204,307
End of period (including undistributed net invest-
-ment income of $455,554 and $0, respectively)	$18,898,294	$12,603,494

Capital Share Activity
Shares sold	746,884	639,762
Reinvestment of distributions	-	14,447
Shares redeemed	(276,322)	(333,048)
Total capital share activity	470,562	321,161

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly of .25% based on the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $11,667,563 and $4,029,541, respectively.

The cost of investments owned at June 30, 2002 for federal income tax purposes was $18,651,645. Net unrealized depreciation aggregated $189,102, of which $1,985,183 related to appreciated securities and $2,174,285 related to depreciated securities.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the six months ended June 30, 2002 was $14,008 at a weighted average interest rate of 2.33%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2002 was $794,087 during June 2002. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Small Cap Growth Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$14.80	$13.58	$13.27
Income from investment operations
Net investment income (loss)	.34	(.06)	(.10)
Net realized and unrealized gain (loss)	(.85)	1.54	.94
Total from investment operations	(.51)	1.48	.84
Distributions from
Net investment income	-	-	-
Net realized gains	-	(.26)	(.53)
Total distributions	-	(.26)	(.53)
Total increase (decrease) in net asset value	(.51)	1.22	.31
Net asset value, ending	$14.29	$14.80	$13.58

Total return	(3.45%)	10.86%	6.29%
Ratios to average net assets:
Net investment income (loss)	5.41% (a)	(.52%)	(.86%)
Total expenses	1.28% (a)	1.39%	1.61%
Expenses before offsets	1.28% (a)	1.39%	1.61%
Net expenses	1.23% (a)	1.22%	1.26%
Portfolio turnover	27%	59%	106%
Net assets, ending (in thousands)	$18,898	$12,603	$7,204

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$11.12	$12.02	$14.65
Income from investment operations
Net investment income (loss)	(.05)	.02	(.12)
Net realized and unrealized gain (loss)	2.20	(.77)	(1.32)
Total from investment operations	2.15	(.75)	(1.44)
Distributions from
Net investment income	**	(.01)	-
Net realized gains	-	(.14)	(1.19)
Total distributions	-	(.15)	(1.19)
Total increase (decrease) in net asset value	2.15	(.90)	(2.63)
Net asset value, ending	$13.27	$11.12	$12.02

Total return	19.38%	(6.23%)	(9.86%)
Ratios to average net assets:
Net investment income (loss)	(.51%)	.12%	(1.19%)
Total expenses	1.58%	1.33%	2.10%
Expenses before offsets	1.58%	1.33%	1.92%
Net expenses	1.15%	1.12%	1.61%
Portfolio turnover	79%	72%	292%
Net assets, ending (in thousands)	$4,449	$3,626	$4,146

(a) Annualized

** Distribution was less than .01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social Mid Cap Growth Portfolio

Managed by Brown Capital Management, Inc.

Dear Investor:

Performance

For the six months ended June 30, 2002, the Calvert Variable Series Social Mid Cap Growth Portfolio returned -19.48%, compared to the -3.21% return for the S&P Mid Cap 400 Index and the Lipper Variable Annuity Mid Cap Growth Funds Average return of -19.91%. The wide gap between mid cap stocks in general, as measured by the S&P Mid Cap 400 and mid cap growth investors, as measured by the Lipper Variable Annuity Mid Cap Growth Funds Average, demonstrates how volatile the market has been and strong investors' preference for value over growth has been.

Strategy

The Fund's underperformance relative to the S&P Mid Cap 400 is largely attributable to problems in technology related issues. The Fund was, on average, overweight in the tech sector during the first six months of 2002 and the Fund's holdings in that sector did not fare well. Tech-related issues also caused underperformance in the financial services and producer durables sectors. Financial data processors underperformed more traditional financial stocks such as banks and insurance companies. In the producer durables sector, the Fund's investments in technology related issues also contributed to the Fund's weak performance against the S&P Mid Cap 400. To the good, the Fund's investments in health care stocks, a generally weak sector for the period, performed so well as to provide a positive contribution to relative performance.

Economic Climate

The tragic events surrounding September 11th, the December 2001 Enron bankruptcy filing, and the continuous announcements of financial reporting fraud, have kept investors worried and distracted. The impact this malaise has had on the consumer is actually the more important issue. Consumer spending represents roughly 2/3 of gross domestic product (GDP) - the key driver to economic growth. Throughout the challenges to economic growth we faced in 2001, the consumer continued to spend, helping the economy return to growth in the fourth quarter of 2001. Recent economic statistics indicate that first quarter GDP was a better than expected 6.1%, but real final sales, which excludes inventory adjustments, was only 2.6%. In addition, current consensus estimates for second quarter GDP growth are also in the 2.5% range. While hardly robust, this still represents a sustainable, inflation-contained growth trend.

CVS Calvert Social

Mid Cap Growth Portfolio1

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(25.79%)
Five year	4.22%
Ten year	8.50%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New subadvisors assumed management of the Portfolio effective December 1994.

Outlook

Despite the current "crisis in confidence", there is hope. We do not believe accounting fraud is as pervasive as the market seems to think. Even though our capital markets system and regulatory bodies are not perfect, they are arguably among the best in the world. While key changes and/or improvements periodically occur, they still have withstood many decades of "shocks to the system."

In addition, the Federal Open Market Committee (FOMC) recently met and concluded that the Federal Funds rate would remain at 1.75%, and the Discount rate would remain at 1.25% with a neutral outlook. Our government's monetary policy remains favorably positioned to support a sustained economic expansion. Modest interest rates continue to support growth in the housing and housing-related markets. We expect a rate increase only when inflation concerns begin to outweigh concerns about sustained economic growth.

At the end of the day, companies with sound business models and financial reporting standards that comply with all rules and regulations are the ones that create - and sustain - shareholder value. Our bottom-up, growth-at-a-reasonable price (GARP) investing style is battle-tested and designed to identify and own these types of companies.

Sincerely,

Ed Brown

Brown Capital Management

July 31, 2002

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

Mid Cap Growth Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 96.3%	Shares	Value
Banks - Major Regional - 0.6%
Synovus Financial Corp.	10,800	$297,216

Biotechnology - 1.6%
Biogen, Inc.*	13,200	546,876
Invitrogen Corp.*	8,900	284,889
		831,765

Communications Equipment - 1.1%
Polycom, Inc.*	45,600	546,744

Computer - Software and Services - 9.8%
Advent Software, Inc.*	34,500	886,650
Intuit, Inc.*	52,600	2,615,272
Jack Henry & Associates	13,500	225,315
Manugistics Group, Inc.*	54,800	334,828
Siebel Systems, Inc.*	28,500	405,270
Veritas Software Corp.*	25,200	498,708
		4,966,043

Distributors - Food and Health - 4.3%
AmerisourceBergen Corp.	28,400	2,158,400

Electrical Equipment - 2.2%
Celestica, Inc.*	26,400	599,544
Flextronics International, Ltd.*	73,600	524,768
		1,124,312

Electronics - Instrument - 1.8%
Waters Corp.*	35,100	937,170

Electronics - Semiconductors - 1.8%
Analog Devices, Inc.*	31,000	920,700

Equipment - Semiconductors - 2.9%
Novellus Systems, Inc.*	42,600	1,448,400

Financial - Diversified - 3.0%
SLM Corp.	15,900	1,540,710

Healthcare - Hospital Management - 4.0%
Health Management Associates, Inc.*	99,500	2,004,925

Healthcare - Medical Product and Supplies - 5.7%
Biomet, Inc.	37,250	1,010,220
Guidant Corp.*	11,800	356,714
Qiagen N.V.*	20,800	242,320
Stryker Corp.	11,100	593,961
Zimmer Holdings, Inc.*	18,700	666,842
		2,870,057

Healthcare - Special Services - 3.1%
Covance, Inc.*	44,400	832,500
Quest Diagnostics, Inc.*	8,700	748,635
		1,581,135

Equity Securities - Cont'd	Shares	Value
Investment Banking and Brokerage - 3.2%
Legg Mason, Inc.	32,500	$1,603,550

Investment Management - 2.2%
T. Rowe Price Group, Inc.	34,100	1,121,208

Leisure Time - Products - 3.0%
Harley-Davidson, Inc.	29,900	1,532,973

Manufacturing - Specialized - 2.7%
Jabil Circuit, Inc.*	64,600	1,363,706

Oil and Gas - Drilling and Equipment - 2.4%
Smith International, Inc.*	17,700	1,206,963

Publishing - 2.7%
Scholastic Corp.*	36,500	1,383,350

Retail - Building Supplies - 3.4%
Fastenal Co.	44,700	1,721,397

Retail - Department Stores - 5.0%
Kohls Corp.*	36,300	2,543,904

Retail - Discounters - 5.0%
Dollar Tree Stores, Inc.*	39,350	1,550,784
Fred's Inc.,	27,000	993,060
		2,543,844

Retail - Food Chains - 2.8%
Whole Foods Market, Inc.*	29,600	1,427,312

Retail - General Merchandise - 1.2%
Costco Wholesale Corp.*	15,300	590,886

Retail - Specialty - 1.3%
Bed Bath & Beyond, Inc.*	17,000	641,580

Services - Advertising and Marketing - 3.1%
Catalina Marketing Corp.*	54,900	1,549,278

Services - Commercial & Consumer - 1.7%
Cerner Corp.*	11,800	564,394
H & R Block, Inc.	6,400	295,360
		859,754

Services - Data Processing - 11.0%
Bisys Group, Inc.*	30,300	1,008,990
Concord EFS, Inc.*	61,800	1,862,652
Fiserv, Inc.*	45,725	1,678,565
Paychex, Inc.	32,675	1,022,400
		5,572,607

Services - Employment - 1.7%
Robert Half International, Inc.*	36,600	852,780

Telephone - 2.0%
CenturyTel, Inc.	34,600	1,020,700

Total Equity Securities (Cost $52,576,158)		48,763,369

U.S. Government Agencies	Principal
and Instrumentalities - 3.6%	Amount	Value
Fannie Mae Discount Notes, 1.90%, 7/1/02	$1,800,000	$1,800,000

Total U.S. Government Agencies and Instrumentalities (Cost $1,800,000)		1,800,000

TOTAL INVESTMENTS (Cost $54,376,158) - 99.9%		50,563,369
Other assets and liabilities, net - 0.1%		60,657
Net Assets - 100%		$50,624,026

* Non-income producing.

See notes to financial statements.

Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2002
Assets
Investments in securities, at value (Cost $54,376,158) - See accompanying schedule	$50,563,369
Cash	277,206
Receivable for securities sold	248,554
Receivable for shares sold	88
Interest and dividends receivable	10,219
Other assets	409
Total assets	51,099,845

Liabilities
Payable for securities purchased	313,036
Payable for shares redeemed	107,661
Payable to Calvert Asset Management Company, Inc.	33,304
Payable to Calvert Administrative Services Company	9,761
Payable to Calvert Shareholder Services, Inc.	297
Accrued expenses and other liabilities	11,760
Total liabilities	475,819
Net assets	$50,624,026

Net Assets Consist Of:
Par value and paid-in capital applicable to 2,464,734 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$67,644,126
Undistributed net investment income (loss)	(265,638)
Accumulated net realized gain (loss) on investments	(12,941,673)
Net unrealized appreciation (depreciation) on investments	(3,812,789)

Net Assets	$50,624,026

Net Asset Value per Share	$20.54

See notes to financial statements.

Mid Cap Growth Portfolio

Statement of Operations

Six Months Ended June 30, 2002
Net Investment Income
Investment Income:
Interest income	$16,252
Dividend income	50,780
Total investment income	67,032

Expenses:
Investment advisory fee	190,705
Transfer agency fees and expenses	35,213
Accounting fees	9,975
Directors' fees and expenses	3,289
Administrative fees	69,238
Custodian fees	10,180
Reports to shareholders	12,355
Professional fees	6,045
Miscellaneous	775
Total expenses	337,775
Fees paid indirectly	(5,105)
Net expenses	332,670

Net Investment Income (Loss)	(265,638)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(10,234,508)
Change in unrealized appreciation or (depreciation)	(1,955,186)

Net Realized and Unrealized Gain
(Loss) on Investments	(12,189,694)

Increase (Decrease) in Net Assets
Resulting From Operations	($12,455,332)

See notes to financial statements.

Mid Cap Growth Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($265,638)	($467,642)
Net realized gain (loss)	(10,234,508)	(2,579,020)
Change in unrealized appreciation or (depreciation)	(1,955,186)	(5,433,855)

Increase (Decrease) in Net Assets
Resulting From Operations	(12,455,332)	(8,480,517)

Distributions to shareholders from:
Net realized gain on investments	-	(4,201,536)
Total distributions	-	(4,201,536)

Capital share transactions:
Shares sold	15,600,117	65,276,199
Reinvestment of distributions	-	4,201,203
Shares redeemed	(17,610,778)	(55,732,307)
Total capital share transactions	(2,010,661)	13,745,095

Total Increase (Decrease) in Net Assets	(14,465,993)	1,063,042

Net Assets
Beginning of period	65,090,019	64,026,977
End of period (including undistributed net investment
income (loss) of ($265,638) and $0, respectively)	$50,624,026	$65,090,019

Capital Share Activity
Shares sold	644,154	2,314,134
Reinvestment of distributions	-	162,336
Shares redeemed	(730,689)	(1,988,241)
Total capital share activity	(86,535)	488,229

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .65%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $3,424 for the six months ended June 30, 2002. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $23,143,804 and $34,317,574, respectively.

The cost of investments owned at June 30, 2002 for federal income tax purposes was $54,408,639. Net unrealized depreciation aggregated $3,845,270, of which $3,666,473 related to appreciated securities and $7,511,743 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $2,606,376 at December 31, 2001 may be utilized to offset future capital gains until expiration in December 2009.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the six months ended June 30, 2002 was $6,343 at a weighted average interest rate of 2.42%. The maximum amount of these borrowings outstanding during the period ended June 30, 2002 was $859,494 during January 2002. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Mid Cap Growth Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$25.51	$31.04	$30.03
Income from investment operations
Net investment income (loss)	(.11)	(.18)	(.15)
Net realized and unrealized gain (loss)	(4.86)	(3.58)	3.69
Total from investment operations	(4.97)	(3.76)	3.54
Distributions from
Net realized gains	-	(1.77)	(2.53)
Total distributions	-	(1.77)	(2.53)
Total increase (decrease) in net asset value	(4.97)	(5.53)	1.01
Net asset value, ending	$20.54	$25.51	$31.04

Total return	(19.48%)	(12.20%)	11.57%
Ratios to average net assets:
Net investment income (loss)	(.91%) (a)	(.77%)	(.60%)
Total expenses	1.15% (a)	1.13%	1.12%
Expenses before offsets	1.15% (a)	1.13%	1.12%
Net expenses	1.13% (a)	1.10%	1.02%
Portfolio turnover	41%	60%	97%
Net assets, ending (in thousands)	$50,624	$65,090	$64,027

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$30.43	$26.63	$24.05
Income from investment operations
Net investment income (loss)	(.21)	(.14)	(.04)
Net realized and unrealized gain (loss)	2.32	8.00	5.70
Total from investment operations	2.11	7.86	5.66
Distributions from
Net realized gains	(2.51)	(4.06)	(3.08)
Total distributions	(2.51)	(4.06)	(3.08)
Total increase (decrease) in net asset value	(.40)	3.80	2.58
Net asset value, ending	$30.03	$30.43	$26.63

Total return	6.97%	29.88%	23.53%
Ratios to average net assets:
Net investment income (loss)	(.73%)	(.60%)	(.17%)
Total expenses	1.11%	1.05%	1.04%
Expenses before offsets	1.11%	1.05%	1.04%
Net expenses	1.02%	1.00%	.96%
Portfolio turnover	101%	65%	96%
Net assets, ending (in thousands)	$43,976	$39,538	$26,117

(a) Annualized

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social International Equity Portfolio

Managed by Grantham, Mayo, Van Otterloo

Please Note: In March, the Fund's Board of Directors approved the appointment of a new subadvisor to manage the investment portfolio of the CVS Calvert Social International Equity Portfolio. Grantham, Mayo, Van Otterloo was appointed as the new subadvisor to the Portfolio.

Dear Investor:

Performance

For the six months ended June 30, 2002, The CVS Social International Equity Portfolio returned -2.57%, trailing the -1.38% of its benchmark, the MSCI EAFE Index.

Economic Review

The first half of 2002 has been a difficult period for global equity markets, despite relatively positive economic news that suggests last year's recession may prove to be short and shallow, and despite the absence of terrorist activities within the world's major economies. Stocks were plagued by the hangover from the heady bull market days of 1999 and 2000. This was evident in the accounting scandals that continued to unfold, showing Enron was not a unique incident. Furthermore, many large companies continued to suffer from the problems associated with the high debt burden and overcapacity in the telecommunications sector.

U.S. investors in international equities suffered less than purely domestic investors, as the S&P 500 Index declined by over -13%, the Dow dropped -7.8%, and the Nasdaq Composite lost nearly -25%. One factor was the concentration of accounting scandals in the U.S., which not only hit the individual companies concerned, but also tarnished the U.S. market's reputation as deserving of higher valuation multiples due to a greater focus on shareholder value and transparent financial reporting. A larger, but related, factor was the weakness of the U.S. dollar in the 2nd quarter. Global investors have lost some faith in the U.S. economy and stock market. As a result, there was at least a pause in the steady increase of foreign investment that characterized the long dollar bull market since the mid 1990's. The resulting change in capital flows caused foreign currencies to appreciate against the dollar, including the Euro which mounted a spirited comeback to touch an intraday high of 99.9 cents on the last business day of June. On average, developed non-U.S. equity markets performed in line with U.S. stocks, but the strength of foreign currencies boosted Index returns by almost 8%.

It was the "TMT" sectors of telecommunications, media, and technology that were responsible for the negative return to the Index. While international TMT stocks did not suffer from disasters on the scale of Worldcom in the U.S., there was a slew of disappointing results or profit warnings from stocks like Ericsson, Vodafone, Nokia, NTT, and many of the European national phone companies. France Telecom and Deutsche Telekom hit all time lows since their privatizations in the 1990's. Many of the telecom companies had taken on huge debt burdens to finance expansion and mobile phone bandwidth licenses, aimed at entering markets that have yet to develop.

CVS Calvert Social

International Equity Portfolio

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(12.42%)
Five year	(1.16%)
Ten year	5.45%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2002.

Smaller stocks and value stocks continued to outperform. Smaller stocks are significantly cheaper than large stocks and are less exposed to the woes of the "TMT" sectors. The best performing EAFE sectors were consumer staples, energy, and materials.

Japan was the best performing major market, as the MSCI Japan Index rose 8.16%. The main virtue of Japan is that while its problems are severe, they are both well known and different from the rest of the world. As a result, Japan showed some sign of decoupling from other equity markets. This somewhat counteracted an earlier prevailing view that Japan is merely a cyclical play on global growth. Fundamentals in Japan continue to be weak, and investors have lost faith in Junichiro Koizumi's desire or ability to reform. But in an environment of low expectations, the earnings reports following the end of the fiscal year were considered adequate, particularly in light of the problems elsewhere around the world.

The emerging markets did well in the first quarter, before concerns about Brazil and a mood of greater risk aversion held back returns. The MSCI emerging market index finished the period in positive territory.

Investment Strategy

Relative performance during the period was boosted by security selection, but was held back by sector and country allocation. The setback from emerging markets in the second quarter also weighed on performance. An underweight in energy stocks proved costly as political events in the Middle East spawned worries about oil price appreciation.

The most successful stock picks were more traditional companies selected on a valuation basis. This included the Austrian stock Mayr-Melnhof Karton, a world leader in recycled carton board. This stock, like many in the overlooked Austrian market, has a solid business trading a low valuation multiples. Other successful picks included Spanish utility Gas Natural and National Australia Bank.

The Fund emphasizes value stocks, but has an increasing exposure to global growth. That has proven to be beneficial, as the less successful stock picks came largely from the "TMT" sectors. Holdings in Dutch chipmaker ASML, Nokia, and France Telecom hampered performance. The savageness with which this sector has been hammered has made it start to look more attractive on a valuation basis, but it is certainly a high risk sector of the market due to the high debt levels of some of the companies.

Outlook

International stocks, boosted by the currency effect, are enjoying the hint of a resurgence against the U.S. market. Since foreign stocks continue to trade at a valuation discount, and since the U.S. dollar continues to look overvalued, the foundation is there for stronger performance to continue. Certainly the oft-cited argument that U.S. stocks should trade at a premium due to superior corporate governance looks shaky. The implosion of the TMT bubble has brought aggregate international valuations closer to normal historical levels. But in an absolute sense foreign stocks still do not look especially attractive in aggregate. It therefore remains important to search broadly to find the truly underpriced companies. Many of those are smaller companies, or trade in more neglected countries, including the emerging markets where the Fund holds a close to 9% allocation.

Sincerely,

Thomas R. Hancock

Grantham, Mayo, Van Otterloo

July 31, 2002

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

International Equity Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 80.3%	Shares	Value
Australia - 4.5%
Australia and New Zealand Banking Group, Ltd.	14,658	$159,204
National Australia Bank, Ltd.	11,693	233,065
Qantas Airways, Ltd.	32,277	83,598
QBE Insurance Group, Ltd.	2,829	10,577
Westpac Banking Corp.	9,999	91,430
		577,874

Austria - 1.6%
Erste Bank	1,034	36,872
Mayr-Melnhof Karton AG	1,383	99,561
Telekom Austria	7,920	63,394
		199,827

Belgium - 0.5%
Fortis	3,269	69,862

Brazil - 1.0%
Tele Norte Leste Participacoes (ADR)	9,700	96,515
Unibanco - Uniao De Bancos Brasileiros (GDR)	2,100	34,650
		131,165

Canada - 1.7%
Bank Montreal, Quebec	3,400	79,812
Royal Bank of Canada	4,000	138,276
		218,088

Czech Republic - 0.8%
Ceske Radiokomunikace AS (GDR)	2,700	25,110
Cesky Telecom AS (GDR)	8,900	73,870
		98,980

Denmark - 0.5%
Tele Danmark AS	2,482	68,515

Finland - 1.9%
Nokia Oyj	15,200	222,054
Sampo Oyj	3,300	25,698
		247,752

France - 6.2%
BNP Paribas	1,220	67,346
France Telecom S.A	2,935	27,283
JC Decaux S.A.	3,945	53,276
L'OREAL S.A	2,165	168,598
Pechiney S.A	2,633	120,041
Societe General	3,423	225,060
Valeo S.A.	3,279	136,079
		797,683

Germany - 3.7%
Altana AG	1,600	86,651
SAP AG	100	9,784
Schering AG	2,800	176,039
Volkswagen AG	4,200	202,039
		474,513

Equity Securities - Cont'd	Shares	Value
Greece - 0.3%
National Bank of Greece	1,735	$36,600

Hong Kong - 0.6%
Bank of East Asia	37,600	75,443

Indonesia - 1.0%
Unilever Indonesia	51,500	122,352

Ireland - 1.8%
Allied Irish Banks plc	11,391	149,791
Bank of Ireland	5,965	73,970
		223,761

Italy - 2.2%
Autostrade S.p.A	17,320	143,244
Enel S.p.A.	13,721	78,448
Telecom Italia S.p.A	10,815	57,249
		278,941

Japan - 13.4%
Acom Co., Ltd.	1,508	103,037
DAI Nippon Printing Co., Ltd.	11,000	146,006
Daiwa Bank Holdings	40,000	30,701
Daiwa House Industries Co.	11,000	67,267
Fuji Photo Film Co., Ltd.	5,000	161,432
Hoya Corp.	1,000	72,749
Mazda Motor Corp.	42,933	113,542
Mitsui Sumitomo Insurance Co., Ltd.	6,000	32,286
Mitsui Trust Holdings, Inc.	16,000	33,237
Mizuho Holdings, Inc.	70	155,342
Nippon Telegraph & Telephone Corp.	26	106,937
Rohm Co.	1,100	164,176
Sony Corp.	2,700	142,586
Takefuji Corp.	1,730	120,226
Tokyo Electron	1,000	65,157
Yamanouchi Pharmaceutical Co., Ltd.	6,000	155,675
Yasuda Fire & Marine Insurance Co., Ltd.	7,000	42,865
		1,713,221

Korea - 1.7%
Kookmin Bank (ADR)	1,500	73,725
KT Corp. (ADR)	2,830	61,269
SK Telecom (ADR)	3,200	79,328
		214,322

Netherlands - 4.5%
ASM Lithography Holding N.V.	5,515	87,146
Buhrmann N.V.	6,896	63,491
Koninklijke KPN N.V.	31,805	148,608
Philips Electronics N.V.	5,138	143,181
Unilever N.V.	2,121	138,618
		581,044

Norway - 0.8%
DNB Holding ASA	18,000	97,863

Singapore - 1.3%
DBS Group Holdings, Ltd.	9,000	63,185
United Overseas Bank, Ltd.	15,000	107,855
		171,040

Equity Securities - Cont'd	Shares	Value
Spain - 2.2%
Banco Popular Espanol	587	$25,906
Banco S.Antander Central Hispano, S.A	13,648	108,166
Gas Natural SDG, S.A.	7,906	151,970
		286,042

Sweden - 1.5%
Assa Abloy, Series B	800	11,246
Hennes & Mauritz (H&M)	7,000	139,813
Skand Enskilda Banken AB	3,974	41,628
		192,687

Switzerland - 2.8%
Givaudan AG	198	79,651
Swiss Reinsurance Co.	344	33,558
Swisscom AG	859	249,378
		362,587

Thailand - 1.6%
Land & Houses	62,900	113,511
National Finance Public Co., Ltd.	277,000	96,643
		210,154

Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*	10,010	130,130
United Microelectronics Corp. (ADR)*	8,900	65,415
		195,545

United Kingdom - 20.7%
Abbey National Benefit Consultants, Ltd.	8,507	100,130
AWG plc	2,784	23,345
Barclays	20,006	168,372
BG Group plc	25,678	111,773
Boots Co. plc	15,244	151,188
BT Group plc	38,440	147,691
Cadbury Schweppes plc	1,432	10,731
Carlton Communication plc	26,120	83,630
Compass Group plc	1,693	10,273
Dixons Group plc	16,811	49,019
FirstGroup plc	15,522	59,637
GlaxoSmithKline plc	7,281	157,412
HBOS plc (Halifax & Bank of Scotland)	19,982	216,306
Land Securities plc	9,171	120,670
Legal & General Group plc	31,291	62,378
Marks & Spencer Group plc	40,933	232,628
Royal Bank of Scotland Group plc	1,903	53,966
Royal & Sun Alliance Insurance Group	14,272	52,441
Scottish Power plc	29,530	158,818
Six Continents plc	14,274	145,050
Unilever plc	11,551	105,315
United Utilities plc	10,588	98,634
Vodafone Group*	84,054	115,338
Wolseley plc	21,492	217,906
		2,652,651

Total Equity Securities (Cost $10,850,887)		10,298,512

U. S. Government Agencies	Principal
and Instrumentalities - 8.1%	Amount	Value
Federal National Mortgage Association Discount Notes, 1.90%, 7/1/02	$1,000,000	$1,000,000
United States Treasury Bills, 1.87%, 11/14/02	35,000	34,761

Total U. S. Government Agencies and Instrumentalities (Cost $1,034,761)		1,034,761

TOTAL INVESTMENTS (Cost $11,885,648) - 88.4%		11,333,273
Other assets and liabilities, net - 11.6%		1,488,113
Net Assets - 100%		$12,821,386

Forward Foreign Currency Contracts, Open at June 30, 2002
					Contract Value	Unrealized Appreciation/
Contracts to Receive/ Deliver		In Exchange For		Settlement Date	(US$)	Depreciation (US$)
Purchases
Swiss Franc	249,480	US Dollars	$150,000	27-Sep-02	$167,522	$17,522
Swiss Franc	160,040	US Dollars	100,000	27-Sep-02	107,465	7,465
Swiss Franc	154,052	US Dollars	100,000	27-Sep-02	103,444	3,444
Euro	400,137	US Dollars	350,000	27-Sep-02	392,863	42,863
Euro	229,200	US Dollars	200,000	27-Sep-02	225,033	25,033
Euro	192,297	US Dollars	170,000	27-Sep-02	188,801	18,801
Euro	365,910	US Dollars	330,000	27-Sep-02	359,258	29,258
Euro	159,303	US Dollars	150,000	27-Sep-02	156,407	6,407
Euro	367,821	US Dollars	350,000	27-Sep-02	361,134	11,134
British Pound	68,916	US Dollars	100,000	27-Sep-02	104,494	4,494
British Pound	180,105	US Dollars	260,000	27-Sep-02	273,088	13,088
British Pound	137,675	US Dollars	200,000	27-Sep-02	208,752	8,752
British Pound	135,169	US Dollars	200,000	27-Sep-02	204,952	4,952
Japanese Yen	20,303,200	US Dollars	160,000	25-Oct-02	170,435	10,435
Japanese Yen	24,613,400	US Dollars	200,000	25-Oct-02	206,617	6,617
				Total Purchases		$210,265

Sales
Swiss Franc	159,288	US Dollars	100,000	27-Sep-02	106,960	(6,960)
Euro	228,650	US Dollars	200,000	27-Sep-02	224,493	(24,493)
Euro	50,973	US Dollars	45,000	27-Sep-02	50,046	(5,046)
Euro	78,996	US Dollars	70,000	27-Sep-02	77,560	(7,560)
Euro	185,594	US Dollars	170,000	27-Sep-02	182,220	(12,220)
Euro	162,022	US Dollars	150,000	27-Sep-02	159,077	(9,077)
Euro	506,288	US Dollars	500,000	27-Sep-02	497,084	2,916
British Pound	69,214	US Dollars	100,000	27-Sep-02	104,946	(4,946)
British Pound	117,965	US Dollars	170,000	27-Sep-02	178,867	(8,867)
British Pound	103,455	US Dollars	150,000	27-Sep-02	156,866	(6,866)
British Pound	296,277	US Dollars	450,000	27-Sep-02	449,234	766
Japanese Yen	29,578,750	US Dollars	250,000	25-Oct-02	248,299	1,701
				Total Sales		($80,652)
		Total Net Unrealized Appreciation				$129,613

	# of	Expiration	Underlying Face Amount	Unrealized Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
CAC 40 Index(caret)	1	7/02	$38,546	$1,610
Topix Index(caret)	5	9/02	425,288	(5,048)

(caret) Futures collateralized by 35,000 units of U.S. Treasury Bills.

* Non-income producing.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

See notes to financial statements.

International Equity Portfolio

Statement of Assets and Liabilities

June 30, 2002
Assets
Investments in securities, at value (Cost $11,885,648) - See accompanying schedule	$11,333,273
Cash	1,329,313
Unrealized appreciation on forward foreign currency contracts	215,648
Receivable for future variation margin	12,078
Dividend reclaim receivable	16,396
Interest and dividends receivable	31,697
Other assets	94
Total assets	12,938,499

Liabilities
Payable to Calvert Asset Management Company, Inc.	15,260
Payable to Calvert Administrative Services Company	2,448
Unrealized depreciation on forward foreign currency contracts	86,035
Accrued expenses and other liabilities	13,370
Total liabilities	117,113
Net assets	$12,821,386

Net Assets Consist of:
Par value and paid-in capital applicable to 1,024,136 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$16,953,372
Undistributed net investment income	55,710
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,760,493)
Net unrealized appreciation (depreciation) on investments and foreign currencies
and assets and liabilities denominated in foreign currencies	(427,203)

Net Assets	$12,821,386

Net Asset Value per Share	$12.52

See notes to financial statements.

International Equity Portfolio

Statement of Operations

Six Months Ended June 30, 2002
Net Investment Income
Investment Income:
Interest income	$319
Dividend income (net of foreign taxes withheld of $17,186)	176,589
Total investment income	176,908

Expenses:
Investment advisory fee	42,952
Transfer agency fees and expenses	1,718
Directors' fees and expenses	627
Administrative fees	12,539
Accounting fees	8,649
Custodian fees	53,120
Reports to shareholders	757
Professional fees	3,698
Miscellaneous	2,964
Total expenses	127,024
Fees paid indirectly	(5,826)
Net expenses	121,198

Net Investment Income	55,710

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,584,676)
Foreign currency transactions	(3,857)
Futures	(102,569)
(1,691,102)

Change in unrealized appreciation or (depreciation):
Investments and foreign currency transactions	1,273,167
Assets and liabilities denominated in foreign currencies	131,437
Futures	(6,070)
1,398,534

Net Realized and Unrealized Gain (Loss)	(292,568)

Increase (Decrease) in Net Assets
Resulting From Operations	($236,858)

See notes to financial statements.

International Equity Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$55,710	$10,719
Net realized gain (loss)	(1,691,102)	(2,102,874)
Change in unrealized appreciation or (depreciation)	1,398,534	(1,662,173)

Increase (Decrease) in Net Assets
Resulting From Operations	(236,858)	(3,754,328)

Distributions to shareholders from:
Net investment income	-	(12,294)
Net realized gain on investments	-	(1,326,349)
Total distributions	-	(1,338,643)

Capital share transactions:
Shares sold	14,874,637	10,745,060
Reinvestment of distributions	-	1,338,644
Shares redeemed	(13,099,361)	(14,279,806)
Total capital share transactions	1,775,276	(2,196,102)

Total Increase (Decrease) in Net Assets	1,538,418	(7,289,073)

Net Assets
Beginning of period	11,282,968	18,572,041
End of period (including undistributed net
investment income of $55,710 and $0, respectively)	$12,821,386	$11,282,968

Capital Share Activity
Shares sold	1,178,924	657,151
Reinvestment of distributions	-	104,663
Shares redeemed	(1,033,121)	(842,412)
Total capital share activity	145,803	(80,598)

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in US dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into US dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $461 for the six months ended June 30, 2002. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $11,045,011 and $12,524,314, respectively.

The cost of investments owned at June 30, 2002 for federal income tax purposes was $11,891,030. Net unrealized depreciation aggregated $557,757, of which $320,354 related to appreciated securities and $878,111 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $2,051,407 at December 31, 2001 may be utilized to offset future capital gains until expiration in December 2009.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the six months ended June 30, 2002 was $48,098 at a weighted average interest rate of 2.29%. The maximum amount of these borrowings outstanding during the period ended June 30, 2002 was $1,719,432 during June 2002. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

International Equity Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$12.85	$19.37	$25.66
Income from investment operations
Net investment income	.05	.02	.01
Net realized and unrealized gain (loss)	(.38)	(4.81)	(4.49)
Total from investment operations	(.33)	(4.79)	(4.48)
Distributions from
Net investment income	-	(.02)	-
Net realized gains	-	(1.71)	(1.81)
Total distributions	-	(1.73)	(1.81)
Total increase (decrease) in net asset value	(.33)	(6.52)	(6.29)
Net asset value, ending	$12.52	$12.85	$19.37

Total return	(2.57%)	(24.69%)	(17.40%)
Ratios to average net assets:
Net investment income	.97% (a)	.08%	.06%
Total expenses	2.22% (a)	1.61%	1.53%
Expenses before offsets	2.22% (a)	1.61%	1.53%
Net expenses	2.12% (a)	1.54%	1.36%
Portfolio turnover	105%	86%	70%
Net assets, ending (in thousands)	$12,821	$11,283	$18,572

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$20.81	$19.10	$18.74
Income from investment operations
Net investment income	.01	.10	.19
Net realized and unrealized gain (loss)	6.80	3.35	2.28
Total from investment operations	6.81	3.45	2.47
Distributions from
Net investment income	(.01)	(.07)	(.20)
Net realized gains	(1.95)	(1.67)	(1.91)
Total distributions	(1.96)	(1.74)	(2.11)
Total increase (decrease) in net asset value	4.85	1.71	.36
Net asset value, ending	$25.66	$20.81	$19.10

Total return	32.78%	18.09%	13.23%
Ratios to average net assets:
Net investment income	.06%	.49%	.85%
Total expenses	1.62%	1.80%	1.73%
Expenses before offsets	1.60%	1.65%	1.56%
Net expenses	1.50%	1.56%	1.17%
Portfolio turnover	59%	92%	35%
Net assets, ending (in thousands)	$22,013	$17,109	$14,450

(a) Annualized

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Dear Investor:

The Portfolio posted a return of -7.90% for the six months ended June 30, 2002, compared to the Lipper Variable Annuity Balanced Funds Average which returned -6.16%. This compares to a return of -12.82% for the Russell 1000 Index, -13.15% for the S&P 500 Index and 3.79% for the Lehmann Aggregate Bond Index for the same period.

The overall U.S. economy put in a very strong performance in the first quarter of 2002, growing over 6% after what appeared to be perhaps the mildest recession in the postwar period. But attitudes and financial markets in the first-quarter versus the second quarter of this year could not have been more different. Stocks and corporate bonds performed quite well in the first quarter as investors believed we were working through the worst, the economy would quickly move from recovery to expansion, and stocks would perform well going forward. But the string of major corporate bankruptcies and scandals continued, as the crisis in corporate governance and accounting dragged down investor spirits. Political and economic leaders have promised reform, but domestic and foreign investor attitudes remain negative and skeptical.

Strategy

In the bond market, when optimism over economic and financial market prospects ebbed, the safest investments performed the best - including U.S. government bonds, mortgage-backed securities, and municipal bonds. Benchmark government and municipal bond yields have fallen year-to-date and are not far from interest rate cycle lows set during the first week of November 2001. The tone of the corporate bond market was very poor in the first half of 2002. The confidence of investors in the capital markets was badly shaken first by the Enron/Arthur Andersen affair, and then by WorldCom. The performance of the fixed income portion of the Balanced Portfolio suffered from the underperformance of a few names that were hit hard. However, because of the higher average quality of the bonds in this Portfolio relative to most competing bond funds, the performance of the fixed income portion of the Portfolio compared favorably to other bond funds.

In March the Board of Directors of the Fund appointed State Street Global Advisors of SSgA Funds Management (SSgA), and Brown Capital Management to make up the equity management team of the Portfolio. SSgA employs an investment process, which evaluates stocks for value, growth, and momentum characteristics in the Russell 1000 that pass the Fund's social screens. The investment process favors stocks that have high combined ratings from these three investment perspectives. The portion of the Portfolio managed by SSgA is structured in a manner so as to derive maximum benefit from exposure to the most highly rated stocks while limiting the degree of risk relative to the Portfolio's new benchmark, the Russell 1000.

SSgA's Perspective on the Stock Market

The U.S. equity market fell sharply during the first half of 2002. Three factors continued to weigh on the market over the past six months, helping to push the Russell 1000 Index down 12.82%. The uncertainty surrounding the war on terrorism, continuous revelations of questionable accounting practices, and investor fear of a political over-reaction to questionable corporate accounting practices all hampered the market. During the first half of 2002, value stocks resumed their leadership, while small-cap companies in general continued to outpace large-cap stocks. For example, the Russell 1000 Value Index outpaced the Russell 1000 Growth Index by 16 percent. In addition, the Russell 2000 Index outpaced the Russell 1000 Index by over 8 percent.

Sector and Industry selection detracted slightly from performance during the second quarter. A marginal overweight to technology and a slight underweight to basic materials hurt the Fund. After assuming management of their portion of the equity portfolio, SSgA lowered the technology weight by roughly 4%, bringing the Portfolio's sector weight more in line with the benchmark. Nonetheless, the Portfolio remained overweight to this sector by roughly 60 basis points and the sector fell nearly 24%. One of the better-performing sectors was basic materials, which benefited from rising commodity prices. The Portfolio was underweight roughly 1% during the second quarter. Basic materials declined only 2.9% during the second quarter, making it the top-performing sector in the Russell 1000 Index.

Strong stock selection within the finance and healthcare sectors drove performance over the past three months. The Portfolio received a boost from a strong position in Bank of America, which continued its bear-market rise during the second quarter. Within healthcare, the Portfolio benefited from a 22% rise in Wellpoint Health.

CVS Calvert Social Balanced Portfolio

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(11.55%)
Five year	3.32%
Ten year	8.01%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio Changed its primary benchmark to the Russell 1000 index when the new subadvisors began management of the equity portion of the Portfolio effective March 2002. Earlier subadvisor changes occurred in February 1995.

Brown Capital Management's Perspective on the Stock Market

Stock selection was most notable in the health care and consumer discretionary sectors, and was less stellar in the information technology sector. In a market environment such as this, strong stock selection can result both from selecting stocks that appreciated in value and from avoiding stocks that depreciated in value. Such was the case the last three months - Brown made good selection and avoidance decisions. But, they did not go unscathed. During the second quarter, Brown sold Amdocs, a leading customer care and billing software company - but not before its price decline adversely impacted performance. Brown sold based on company-specific fundamental deterioration in addition to mounting negative sentiment toward telecommunications-related companies. Another stock that disappointed them greatly during the period was IBM. Brown continues to hold shares of IBM despite a recent precipitous decline in the stock price since they believe the long-term fundamentals are solid.

Because of the weakness in the capital markets, we took a defensive posture in managing the fixed income portion of the Balanced Portfolio. We increased our allocation to the less risky classes (cash, governments, agencies, AAA-rated securities and money market instruments) from 30% to 60%. We expect to remain defensive for the rest of 2002.

As to stocks, accounting concerns (and the government's response to these concerns) continue to weigh on the stock market. While practical steps by leaders in Washington could prove important in shoring up investor confidence, there is a concern that the accounting scandals could turn into a political "hot potato", resulting in unwise over-regulation and unhealthy stock returns. Still, the Portfolio is positioned to do well in the current environment of corporate suspicion. We continue to favor higher quality stocks that generate positive free cash flow. Our analysis focuses on the free cash flow, rather than earnings, since the latter is more easily manipulated. Ultimately, we believe any new regulations out of Washington will be prudent, and the markets will resume their long-term, upward trajectory.

Sincerely,

John Nichols

Vice President of Equities

Calvert Asset Management Company, Inc.

July 31, 2002

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Balanced Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 53.3%	Shares	Value
Air Freight - 0.1%
FedEx Corp.	5,000	$267,000

Airlines - 0.1%
Continental Airlines, Inc.*	4,500	71,010
Southwest Airlines Co.	7,700	124,432
		195,442

Banks - Major Regional - 2.6%
Bank of New York Co., Inc.	3,400	114,750
Bank One Corp.	23,800	915,824
Comerica, Inc.	3,400	208,760
Fifth Third Bancorp.	22,200	1,479,630
FleetBoston Financial Corp.	20,000	647,000
KeyCorp, Ltd.	29,100	794,430
National City Corp.	14,400	478,800
PNC Financial Services Group, Inc.	6,100	318,908
SunTrust Banks, Inc.	2,300	155,756
US Bancorp	68,400	1,597,140
Wells Fargo & Co.	43,900	2,197,634
		8,908,632

Banks - Money Center - 1.1%
Bank of America Corp.	35,800	2,518,888
Wachovia Corp.	33,600	1,282,848
		3,801,736

Biotechnology - 0.6%
Amgen, Inc.*	35,000	1,465,800
Biogen, Inc.*	12,200	505,446
Genentech, Inc.*	4,000	134,000
		2,105,246

Broadcast - Television, Radio, & Cable - 0.4%
Comcast Corp.*	26,300	626,992
COX Communications, Inc.*	10,000	275,500
Univision Communications, Inc.*	5,000	157,000
USA Networks, Inc.*	9,800	229,810
		1,289,302

Building Materials - 0.0%
Masco Corp.	5,000	135,550

Chemicals - 0.3%
Praxair, Inc.	14,100	803,277
Sigma-Aldrich Corp.	500	25,075
		828,352

Communications Equipment - 0.1%
Covad Communications Group, Inc.*	26,923	31,769
Lucent Technologies, Inc.	34,800	57,768
Qualcomm, Inc.*	1,300	35,737
Scientific-Atlanta, Inc.	9,100	149,695
Sycamore Networks, Inc.*	21,100	81,446
Tellabs, Inc.*	7,200	44,640
		401,055

Equity Securities - Cont'd	Shares	Value
Computers - Hardware - 1.9%
Apple Computer, Inc.*	17,300	$306,556
Dell Computer Corp.*	28,800	752,832
Hewlett-Packard Co.	45,327	692,596
International Business Machines Corp.	55,400	3,988,800
Palm, Inc.*	7,700	13,552
Sun Microsystems, Inc.*	157,500	789,075
		6,543,411

Computers - Networking - 1.0%
Cisco Systems, Inc.*	245,200	3,420,540

Computers - Peripherals - 0.5%
EMC Corp.*	224,200	1,692,710

Computers - Software & Services - 3.2%
Computer Associates International, Inc.	9,500	150,955
Intuit, Inc.*	10,900	541,948
Microsoft Corp.*	140,300	7,674,410
Oracle Corp.*	177,900	1,684,713
Siebel Systems, Inc.*	26,000	369,720
Veritas Software Corp.*	23,900	472,981
		10,894,727

Consumer Finance - 0.3%
Capital One Financial Corp.	5,300	323,565
MBNA Corp.	12,500	413,375
Providian Financial Corp.	43,800	257,544
		994,484

Distributors - Food & Health - 2.1%
Amerisource Bergen Corp.	23,400	1,778,400
Cardinal Health, Inc.	45,000	2,763,450
McKesson Corp.	7,500	245,250
Supervalu, Inc.	10,400	255,112
Sysco Corp.	70,800	1,927,176
		6,969,388

Electric Companies - 0.2%
Mirant Corp.*	6,900	50,370
Puget Energy, Inc.	22,300	460,495
		510,865

Electrical Equipment - 0.6%
Celestica, Inc.*	31,700	719,907
Flextronics International, Ltd.*	82,000	584,660
Molex, Inc.	11,100	372,183
Veritas DGC, Inc.*	19,500	245,700
		1,922,450

Electronics - Component Distribution - 0.0%
W.W. Grainger, Inc.	2,700	135,270

Electronics - Instrument - 0.1%
Agilent Technologies, Inc.*	14,200	335,830

Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors - 1.0%
Agere Systems, Inc. (Class A)*	375	$525
Agere Systems, Inc. (Class B)*	9,206	13,809
Benchmark Electronics, Inc.*	2,300	66,700
Intel Corp.	128,000	2,338,560
Linear Technology Corp.	700	22,001
Micron Technology, Inc.*	10,200	206,244
Texas Instruments, Inc.	27,700	656,490
		3,304,329

Entertainment - 0.2%
AOL Time Warner, Inc.*	55,400	814,934

Equipment - Semiconductors - 0.5%
Applied Materials, Inc.*	74,100	1,409,382
KLA-Tencor Corp.*	5,900	259,541
Novellus Systems, Inc.*	700	23,800
		1,692,723

Financial - Diversified - 2.8%
AMBAC Financial Group, Inc.	5,500	369,600
American Express Co.	82,500	2,996,400
Equity Office Properties Trust	5,900	177,590
Fannie Mae	25,700	1,895,375
Freddie Mac	19,900	1,217,880
J.P. Morgan Chase & Co.	21,900	742,848
Lone Star Technologies, Inc.*	2,400	54,960
SLM Corp.	20,500	1,986,450
		9,441,103

Foods - 0.5%
General Mills, Inc.	17,700	780,216
H.J. Heinz Co.	8,200	337,020
Kellogg Co.	13,400	480,524
William Wrigley Jr. Co.	1,800	99,630
		1,697,390

Footwear - 0.1%
Reebok International, Ltd.*	7,200	212,400

Hardware & Tools - 0.1%
Black & Decker Corp.	8,900	428,980

Healthcare - Diversified - 1.0%
Johnson & Johnson	66,200	3,459,612

Healthcare - Drug - Major Pharmaceutical - 2.8%
Forest Laboratories, Inc.*	4,100	290,280
Merck & Co., Inc.	42,900	2,172,456
Pfizer, Inc.	180,300	6,310,500
Schering-Plough Corp.	29,500	725,700
		9,498,936

Healthcare - Hospital Management - 0.6%
Health Management Associates, Inc.*	102,400	2,063,360

Healthcare - Managed Care - 0.5%
Cigna Corp.	4,700	457,874
Oxford Health Plans, Inc.*	9,300	432,078
Wellpoint Health Network, Inc.*	10,900	848,129
		1,738,081

Equity Securities - Cont'd	Shares	Value
Healthcare - Medical Products and Supplies - 2.6%
Applied Biosystems Group - Applera Corp.	3,900	$76,011
Becton Dickinson & Co.	11,400	392,730
Biomet, Inc.	33,600	911,232
Boston Scientific Corp.*	8,900	260,948
Guidant Corp.*	26,400	798,072
Medtronic, Inc.	81,300	3,483,705
St. Jude Medical, Inc.*	8,400	620,340
Stryker Corp.	25,400	1,359,154
Zimmer Holdings, Inc.*	28,592	1,019,591
		8,921,783

Healthcare - Special Services - 0.6%
Healthsouth Corp.*	16,600	212,314
Laboratory Corp. of America Holdings, Inc.*	3,600	164,340
Quest Diagnostics, Inc.*	20,500	1,764,025
		2,140,679

Homebuilding - 0.1%
NVR, Inc.*	1,000	323,000

Household Furnishing & Appliances - 0.2%
Whirlpool Corp.	10,700	699,352

Household Products - Non-Durable - 1.0%
Colgate-Palmolive Co.	32,700	1,636,635
Kimberly-Clark Corp.	28,600	1,773,200
		3,409,835

Housewares - 0.1%
Newell Rubbermaid, Inc.	9,400	329,564

Insurance - Life & Health - 0.3%
Aflac, Inc.	17,700	566,400
Jefferson-Pilot Corp.	6,800	319,600
Lincoln National Corp.	5,900	247,800
Nationwide Financial Services, Inc.	500	19,750
		1,153,550

Insurance - Multi-Line - 1.9%
American International Group, Inc.	90,000	6,140,700
Hartford Financial Services, Inc.	3,000	178,410
		6,319,110

Insurance - Property & Casualty - 0.1%
Progressive Corp.	6,400	370,240

Insurance Brokers - 0.1%
Marsh & McLennan Co.'s	1,600	154,560

Investment Banking / Brokerage - 1.4%
Charles Schwab Corp.	118,500	1,327,200
Goldman Sachs Group, Inc.	18,300	1,342,305
Legg Mason, Inc.	41,700	2,057,478
		4,726,983

Investment Management - 0.9%
Franklin Resources, Inc.	10,200	434,928
T. Rowe Price Group, Inc.	83,500	2,745,480
		3,180,408

Equity Securities - Cont'd	Shares	Value
Leisure Time - Products - 1.0%
Harley-Davidson, Inc.	64,600	$3,312,042

Lodging - Hotels - 0.0%
Vail Resorts, Inc.*	7,500	128,250

Machinery - Diversified - 0.4%
AGCO Corp.	600	11,700
Deere & Co.	18,900	905,310
Dover Corp.	12,500	437,500
		1,354,510

Manufacturing - Diversified - 2.0%
Danaher Corp.	11,100	736,485
Illinois Tool Works, Inc.	77,400	5,286,420
Parker Hannifin Corp.	9,800	468,342
Pentair, Inc.	8,400	403,872
		6,895,119

Manufacturing - Specialized - 0.6%
Avery Dennison Corp.	11,100	696,525
Jabil Circuit, Inc.*	45,100	952,061
Sealed Air Corp.*	7,000	281,890
		1,930,476

Natural Gas - 0.7%
Equitable Resources, Inc.	7,700	264,110
KeySpan Corp.	23,600	888,540
Kinder Morgan, Inc.	14,900	566,498
MDU Resources Group, Inc.	20,700	544,203
Oneok, Inc.	3,700	81,215
Questar Corp.	7,000	172,900
		2,517,466

Office Equipment & Supplies - 0.1%
Pitney Bowes, Inc.	3,600	142,992

Oil & Gas - Drilling & Equipment - 0.5%
Patterson-UTI Energy, Inc.*	16,100	454,503
Smith International, Inc.*	16,400	1,118,316
		1,572,819

Oil & Gas - Exploration & Production - 0.5%
EOG Resources, Inc.	32,100	1,274,370
Pioneer Natural Resources Co.*	13,200	343,860
XTO Energy, Inc.	9,200	189,520
		1,807,750

Oil & Gas - Refining & Marketing - 0.0%
Southwest Gas Corp.	1,100	27,225

Personal Care - 0.2%
Avon Products, Inc.	5,200	271,648
Gillette Co.	15,900	538,533
		810,181

Equity Securities - Cont'd	Shares	Value
Photography / Imaging - 0.1%
Eastman Kodak Co.	11,200	$326,704
Xerox Corp.	16,100	112,217
		438,921

Power Producers - Independents - 0.0%
AES Corp.*	4,000	21,680
Calpine Corp.*	11,600	81,548
		103,228

Publishing - 0.1%
McGraw-Hill Co.'s, Inc.	3,200	191,040
Primedia, Inc.*	27,300	33,306
		224,346

Publishing - Newspapers - 0.2%
Belo Corp.	2,000	45,220
New York Times Co.	10,400	535,600
		580,820

Restaurants - 0.5%
Brinker International, Inc.*	6,100	193,675
Darden Restaurants, Inc.	22,200	548,340
Starbucks Corp.*	43,900	1,090,915
		1,832,930

Retail - Apparel / Shoe - 0.0%
Russell Corp.	900	17,325

Retail - Building Supplies - 1.4%
Fastenal Co.	16,900	650,819
Home Depot, Inc.	98,100	3,603,213
Lowe's Co.'s, Inc.	10,000	454,000
		4,708,032

Retail - Computers & Electronics - 0.1%
Best Buy Co., Inc.*	6,600	239,580
CDW Computer Centers, Inc.*	1,400	65,534
		305,114

Retail - Department Stores - 1.1%
J.C. Penney Co., Inc.	3,400	74,868
Kohls Corp.*	54,000	3,784,320
Saks, Inc.*	1,200	15,408
		3,874,596

Retail - Discounters - 0.0%
ShopKo Stores, Inc.*	3,400	68,680

Retail - Drug Stores - 1.0%
CVS Corp.	5,300	162,180
Walgreen Co.	81,300	3,140,619
		3,302,799

Retail - Food Chains - 0.0%
Whole Foods Market, Inc.*	2,000	96,440

Retail - General Merchandise - 0.8%
Costco Wholesale Corp.*	54,100	2,089,342
Target Corp.	17,700	674,370
		2,763,712

Equity Securities - Cont'd	Shares	Value
Retail - Specialty - 0.4%
Barnes & Noble, Inc.*	3,100	$81,933
Bed Bath & Beyond, Inc.*	28,400	1,071,816
Office Depot, Inc.*	9,800	164,640
		1,318,389

Retail - Specialty Apparel - 0.1%
Gap, Inc. (The)	20,200	286,840

Savings & Loan Companies - 0.4%
Washington Mutual, Inc.	31,600	1,172,676

Services - Advertising / Marketing - 0.1%
Omnicom Group, Inc.	9,500	435,100

Services - Commercial & Consumer - 0.2%
Cerner Corp.*	8,700	416,121
H & R Block, Inc.	1,200	55,380
Viad Corp.	2,700	70,200
		541,701

Services - Computer Systems - 0.3%
Electronic Data Systems Corp.	26,000	965,900
Sabre Holdings Corp.*	1,500	53,700
Sungard Data Systems, Inc.*	3,000	79,440
		1,099,040

Services - Data Processing - 3.0%
Automatic Data Processing, Inc.	13,600	592,280
Concord EFS, Inc.*	88,000	2,652,320
DST Systems, Inc.*	4,100	187,411
First Data Corp.	25,400	944,880
Fiserv, Inc.*	99,500	3,652,645
Paychex, Inc.	70,600	2,209,074
		10,238,610

Services - Employment - 0.5%
Robert Half International, Inc.*	73,500	1,712,550

Specialty Printing - 0.1%
R.R. Donnelley & Sons Co.	6,600	181,830

Telecommunications - Cell / Wireless - 0.1%
AT&T Wireless Services, Inc.*	40,500	236,925

Telephone - 1.9%
Alltel Corp.	9,800	460,600
Bellsouth Corp.	77,600	2,444,400
SBC Communications, Inc.	106,000	3,233,000
Telephone & Data Systems, Inc.	3,000	181,650
		6,319,650

Textiles - Apparel - 0.1%
Liz Claiborne, Inc.	10,900	346,620

Truckers - 0.2%
CNF, Inc.	12,700	482,346
United Parcel Service, Inc.	3,600	222,300
		704,646

Equity Securities - Cont'd	Shares	Value
Trucks & Parts - 0.0%
Cummins, Inc.	500	$16,550

Total Equity Securities (Cost $201,337,139)		180,859,802

	Principal
Corporate Obligations - 31.4%	Amount
AT&T Canada, Inc.:
7.625%, 3/15/05	$1,000,000	100,000
7.65%, 9/15/06	4,750,000	546,250
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	4,200,000	2,719,458
Bank One Corp., 4.16%, 5/16/05	4,000,000	4,037,640
Bombardier Capital Mortgage Securitization Corp., 8.29%, 6/15/30	3,857,396	3,648,403
CNL Funding, 7.721%, 8/25/09	1,719,265	1,825,842
Columbia Energy Group, 6.61%, 11/28/02	1,500,000	1,512,840
Conseco, Inc., 8.75%, 8/9/06 (omega)	4,250,000	2,040,000
COX Communications, Inc., 6.50%, 11/15/02	4,500,000	4,523,895
Dime Bancorp, Inc., 9.00%, 12/19/02	5,000,000	5,133,000
Dole Food Co., 7.25%, 5/1/09	1,000,000	1,020,140
EOP Operating LP, 6.375%, 2/15/03	3,000,000	3,053,190
Finova Group, Inc., 7.50%, 11/15/09	7,500,000	2,512,500
First Republic Bank, 7.75%, 9/15/12	500,000	477,205
Gables Realty LP, 5.75%, 7/15/07	1,000,000	997,320
Greenpoint Bank, 6.70%, 7/15/02	2,000,000	2,002,400
Health Care Services Corp., 7.75%, 6/15/11	2,000,000	2,054,040
Healthsouth Corp., 7.625%, 6/1/12	2,250,000	2,216,408
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	2,600,000
Interpool, Inc., 7.35%, 8/1/07	1,500,000	1,432,500
Jefferies Group, Inc., 7.75%, 3/15/12	1,500,000	1,531,245
JET Equipment Trust, 9.71%, 2/15/15	2,000,000	1,765,900
Landesbank Baden Wurttemberg, 6.35%, 4/1/12	1,500,000	1,567,155
LCOR Alexandria LLC, 6.625%, 9/15/19	6,000,000	6,197,280
Liberty Mutual Insurance Co., 7.697%, 10/15/97	6,000,000	4,764,240
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26	2,000,000	1,824,360
8.30%, 12/1/37	3,000,000	2,520,300
Markel Capital Trust I, 8.71%, 1/1/46	1,500,000	1,159,980
Nortel Networks, Ltd., 6.125%, 2/15/06	3,375,000	1,957,500
Prime Property Funding II, Inc., 6.80%, 8/15/02	4,000,000	4,015,080
Prudential Holdings, LLC, 7.245%, 12/18/23	4,500,000	4,590,585
Qwest Capital Funding, Inc., 6.125%, 7/15/02	5,160,000	4,747,200
Riggs Capital Trust II, 8.875%, 3/15/27	1,500,000	1,264,290
Royal & Sun Alliance Insurance Group plc, 8.95%, 10/15/29	875,000	933,791
Sovereign Bank, 12.18%, 6/30/20	4,947,854	6,331,472
Stilwell Financial, Inc., 7.75%, 6/15/09	1,000,000	986,280
Toll Road Investment Partnership II, Discount Notes:
2/15/10	6,000,000	3,851,100
2/15/13	5,000,000	2,541,875
2/15/14	4,000,000	1,907,960
2/15/25	2,500,000	502,655
Wenatchee Valley Clinic, VRDN, 2.05%, 11/23/24	7,095,000	7,095,000

Total Corporate Obligations (Cost $111,729,227)		106,508,279

	Principal
Municipal Obligations - 1.5%	Amount	Value
Maryland State Economic Development Corp. Authority Revenue Bonds, 8.625%, 10/1/19	$750,000	$730,583
Maryland State Transportation Authority Special Obligation Revenue Bonds, 6.48%, 7/1/22	2,000,000	2,040,000
Philadelphia Authority For Industrial Development, Zero Coupon, 4/15/21	8,250,000	2,296,635

Total Municipal Obligations (Cost $4,964,135)		5,067,218

U.S. Government Agency Obligations - 6.1%
Fannie Mae Discount Notes, 1.90%, 7/1/02	19,300,000	19,300,000
Kingdom of Jordan, Guaranteed by the United States Agency of International Development,
8.75%, 9/1/19	1,163,765	1,377,468

Total U.S. Government Agency Obligations (Cost $20,667,613)		20,677,468

U.S. Treasury - 4.9%
U.S. Treasury Bonds, 5.375%, 2/15/31	1,750,000	1,713,338
U.S. Treasury Notes:
4.375%, 5/15/07	1,785,000	1,809,562
4.875%, 2/15/12	12,950,000	13,001,670

Total U.S. Treasury (Cost $16,468,698)		16,524,570

TOTAL INVESTMENTS (Cost $355,166,812) - 97.2%	329,637,337
Other assets and liabilities, net - 2.8%	9,600,215
Net Assets - 100%	$339,237,552

(omega) On August 9, 2002, Conseco, Inc. announced they are taking the following actions. First, it was exercising its right to delay payment on certain bond coupons for thirty days. Second, the company had hired advisors to help negotiate a restructuring of its capital structure with debtholders

* Non-income producing.

Abbreviations:

ADR: American Depository Receipts

LLC: Limited Liability Corporation

See notes to financial statements.

Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2002
Assets
Investments in securities, at value (Cost $355,166,812) - See accompanying schedule	$329,637,337
Cash	228,598
Receivable for securities sold	12,313,334
Receivable for shares sold	70,588
Interest and dividends receivable	2,668,827
Other assets	2,502
Total assets	344,921,186

Liabilities
Payable for securities purchased	5,312,722
Payable to Calvert Asset Management Company, Inc.	171,883
Payable to Calvert Administrative Services Company	77,581
Payable to Calvert Shareholder Services, Inc.	3,144
Accrued expenses and other liabilities	118,304
Total liabilities	5,683,634
Net assets	$339,237,552

Net Assets Consist Of:
Par value and paid-in capital applicable to 209,457,510 shares of common
stock outstanding; $0.01 par value 1,000,000,000 shares authorized	$384,788,381
Undistributed net investment income	7,511,690
Accumulated net realized gain (loss) on investments and foreign currency transactions	(27,533,044)
Net unrealized appreciation (depreciation)	(25,529,475)

Net Assets	$339,237,552

Net Asset Value per Share	$1.62

See notes to financial statements.

Balanced Portfolio

Statement of Operations

Six Months Ended June 30, 2002
Net Investment Income
Investment Income:
Interest income	$5,615,294
Dividend income (net of foreign taxes withheld of $6,947)	782,229
Total investment income	6,397,523

Expenses:
Investment advisory fee	743,153
Transfer agency fees and expenses	172,318
Directors' fees and expenses	20,109
Administrative fees	480,864
Accounting fees	28,445
Custodian fees	50,996
Reports to shareholders	50,515
Professional fees	27,924
Miscellaneous	45,433
Total expenses	1,619,757
Fees paid indirectly	(11,159)
Net expenses	1,608,598

Net Investment Income	4,788,925

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(6,998,932)

Change in unrealized appreciation or (depreciation)	(26,731,048)

Net Realized and Unrealized Gain (Loss)	(33,729,980)

Increase (Decrease) in Net Assets
Resulting From Operations	($28,941,055)

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$4,788,925	$10,498,032
Net realized gain (loss)	(6,998,932)	(19,927,684)
Change in unrealized appreciation or (depreciation)	(26,731,048)	(16,218,883)

Increase (Decrease) in Net Assets
Resulting From Operations	(28,941,055)	(25,648,535)

Distributions to shareholders from:
Net investment income	-	(13,356,321)
Net realized gain on investments	-	(6,508,501)
Total distributions	-	(19,864,822)

Capital share transactions:
Shares sold	27,486,101	60,838,508
Reinvestment of distributions	-	19,864,822
Shares redeemed	(13,438,174)	(41,394,364)
Total capital share transactions	14,047,927	39,308,966

Total Increase (Decrease) in Net Assets	(14,893,128)	(6,204,391)

Net Assets
Beginning of period	354,130,680	360,335,071
End of period (including undistributed net investment
income of $7,511,690 and $2,722,765, respectively)	$339,237,552	$354,130,680

Capital Share Activity
Shares sold	16,007,956	31,943,150
Reinvestment of distributions	-	11,235,759
Shares redeemed	(7,843,387)	(21,793,942)
Total capital share activity	8,164,569	21,384,967

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .425%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $22,533 for the six months ended June 30, 2002. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $1,112,498,577 and $1,123,991,667, respectively. U.S. government security purchases were $1,901,767,545 and sales were $1,119,535,683. The cost of investments owned at June 30, 2002 for federal income tax purposes was $355,298,115. Net unrealized depreciation aggregated $25,660,778, of which $6,189,072 related to appreciated securities and $31,849,072 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $18,841,483 at December 31, 2001 may be utilized to offset future capital gains until expiration in December 2009.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2002, purchase and sales transactions were $7,380,000 and $11,569,971, respectively. Net realized losses on sales transactions are $166,723.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). On March 15, 2002 the CVS Calvert Social Balanced Portfolio became ineligible to participate in this agreement because an affiliate of the Bank (SSgA Funds Management, Inc.) became a new equity sub-advisor to the Portfolio. Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the six months ended June 30, 2002 was $244,609 at a weighted average interest rate of 2.31%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2002 was $5,754,599 during February 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Balanced Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.759	$2.003	$2.168
Income from investment operations
Net investment income	.023	.053	.060
Net realized and unrealized gain (loss)	(.162)	(.192)	(.125)
Total from investment operations	(.139)	(.139)	(.065)
Distributions from
Net investment income	-	(.070)	(.036)
Net realized gains	-	(.035)	(.064)
Total distributions	-	(.105)	(.100)
Total increase (decrease) in net asset value	(.139)	(.244)	(.165)
Net asset value, ending	$1.620	$1.759	$2.003

Total return	(7.90%)	(6.98%)	(3.04%)
Ratios to average net assets:
Net investment income	2.74% (a)	3.00%	3.09%
Total expenses	.93% (a)	.88%	.88%
Expenses before offsets	.93% (a)	.88%	.88%
Net expenses	.92% (a)	.87%	.86%
Portfolio turnover	371%	751%	762%
Net assets, ending (in thousands)	$339,238	$354,131	$360,335

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$2.138	$1.982	$1.774
Income from investment operations
Net investment income	.051	.052	.047
Net realized and unrealized gain (loss)	.208	.271	.309
Total from investment operations	.259	.323	.356
Distributions from
Net investment income	(.052)	(0.52)	(.047)
Net realized gains	(.177)	(.115)	(.101)
Total distributions	(.229)	(.167)	(.148)
Total increase (decrease) in net asset value	.030	.156	.208
Net asset value, ending	$2.168	$2.138	$1.982

Total return	12.12%	16.33%	20.08%
Ratios to average net assets:
Net investment income	2.35%	2.66%	2.66%
Total expenses	.89%	.87%	.80%
Expenses before offsets	.89%	.87%	.80%
Net expenses	.86%	.85%	.77%
Portfolio turnover	619%	539%	905%
Net assets, ending (in thousands)	$349,313	$303,954	$227,834

(a) Annualized

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social Equity Portfolio

Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

In the two months ended June 30, 2002 since the Portfolio's inception the Calvert Social Equity Fund returned -7.47%*, compared to its benchmark, the S&P 500 Index which returned -7.80% during the same period.

The relative gain of the Fund compared to its benchmark was a little more than .10% in each month, meaning we covered the initial costs of investing the Fund in May. The Fund's cash position, which averaged 4% over the period, was a help in the weak stock market environment. The Fund also realized returns from good stock selection. This selection effect included the benefit of owning high-quality stocks, which as a group, declined somewhat less than lower-quality stocks during the quarter, and from having a smaller average capitalization of about $45 billion versus the S&P 500's average market cap of $80 billion. Mid-cap stocks (generally $2 billion to $10 billion in size) declined 9.6% during the full quarter compared to a decline of 14.7% for the largest 200 stocks.

Strategy

The Fund was initially positioned with overweightings in health care, technology, energy and telecommunications services. The consumer and financial sectors were underweighted. At the end of the quarter, we added modestly to our technology positions on weakness. The two biggest disappointments during the initial short period were Electronic Data Systems (EDS) and Sun Microsystems, both of which declined by about a third. After failing to obtain satisfactory answers from EDS regarding income statement and balance sheet concerns, we sold the stock immediately after the end of the quarter. In contrast, we added to our position in Sun Microsystems: we retain confidence in its management; the balance sheet has over $3 billion in net cash (no net debt); and it has the dominant position in servers (powerful mid-range computers).

Outlook

With the bear market now 28 months old (versus an average of 13 months) and with a more than 35% decline in the S&P 500 from its peak in March 2000, our work indicates the market is now undervalued and that returns at or above the 75-year mean of 11% annually can be obtained over the long term. Short term, as in all bear markets, the headlines are full of negatives: the falling dollar, corporate fraud, Wall Street conflicts of interest, accounting integrity, very public bankruptcies, and devastated investor confidence as a result of the long and relentless decline in stock prices. It is always thus in the final stages of bear markets, especially after major excesses in the real economy and stock prices in the earlier period.

Our belief is that we are close to the end of the bear market, but not there yet. There is about a 33% probability of another spike down in the markets, followed by an equally powerful upward spike. On balance, we expect the market to be modestly higher by year-end, and to have a reasonably good year in 2003. Thus we are positioning the Portfolio to benefit from a better economic environment and a better stock market. We are especially sanguine about the outlook for profits, as they have already shown dramatic improvement boosted by unprecedented productivity gains, which have more than offset an inability to raise prices. In fact, the low inflation should support a higher than average valuation level on higher profits. We see positive surprises coming in real GDP as inventories go from liquidation to normal accumulation, and as employment gains and increases in real wages support modest growth in consumer spending.

We have been outraged at the disclosure of accounting fraud at multiple corporations and the failure of the accounting profession and the regulators to uncover the deceptions. We are also angry at the magnitude of corporate largess for top management in the form of excessive bonuses and options grants at the expense of shareholders. Continued excessive grants of options at lower prices or repricing of old options (which removes all the risks for management, yet leaves shareholders holding the bag) are not in the investor's best interest.

Fortunately, Atlanta Capital's quality discipline (requiring earnings and a consistent record of earnings growth), our fundamental research, and Calvert's social screens, have kept us out of companies tarnished with major accounting fraud and/or which have gone bankrupt. Our diversification discipline of over 50 stocks, across all major sectors, has limited the damage from those companies whose fundamentals have been negatively affected by the collapse in the demand in the technology and telecom sectors. This has allowed our winners to overcome our losers.

We look forward to building a record of adding value for the Fund holders by investing in high-quality, socially responsible companies.

Sincerely,

Daniel W. Boone III

Atlanta Capital Management Company, L.L.C.

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Social Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

Equity Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 93.7%	Shares	Value
Banks - Major Regional - 3.7%
BB&T Corp.	1,000	$38,600
Mellon Financial Corp.	1,200	37,716
		76,316

Chemicals - 2.5%
Ecolab, Inc.	500	23,115
Praxair, Inc.	500	28,485
		51,600

Computers - Hardware - 3.4%
Dell Computer Corp.*	1,600	41,824
Sun Microsystems, Inc.*	5,500	27,555
		69,379

Computers - Networking - 2.1%
Cisco Systems, Inc.*	3,100	43,245

Computers - Peripherals - 1.6%
EMC Corp.*	4,500	33,975

Computers - Software & Services - 4.3%
Adobe Systems, Inc.	700	19,950
Microsoft Corp.*	600	32,820
Oracle Corp.*	3,700	35,039
		87,809

Distributors - Food & Health - 1.2%
Performance Food Group Co.*	700	23,702

Electronics - Semiconductors - 1.4%
Intel Corp.	1,600	29,232

Financial - Diversified - 3.0%
Freddie Mac	500	30,600
SEI Investments Co.	1,100	30,987
		61,587

Healthcare - Diversified - 2.3%
Johnson & Johnson	900	47,034

Healthcare - Drug - Major Pharmaceutical - 8.5%
Merck & Co., Inc.	1,000	50,640
Pfizer, Inc.	1,700	59,500
Schering-Plough Corp.	2,600	63,960
		174,100

Healthcare - Managed Care - 3.0%
Wellpoint Health Networks, Inc.*	800	62,248

Healthcare - Medical Products & Supplies - 4.4%
Dentsply International, Inc.	1,200	44,292
Medtronic, Inc.	1,100	47,135
		91,427

Equity Securities - Cont'd	Shares	Value
Household Products - Non-Durable - 3.4%
Colgate-Palmolive Co.	400	$20,020
Kimberly-Clark Corp.	800	49,600
		69,620

Insurance - Life & Health - 2.5%
Aflac, Inc.	1,600	51,200

Insurance - Multi-Line - 4.3%
American International Group, Inc.	700	47,761
Hartford Financial Services, Inc.	700	41,629
		89,390

Investment Banking / Brokerage - 1.6%
Charles Schwab Corp.	3,000	33,600

Investment Management - 1.2%
Franklin Resources, Inc.	600	25,584

Machinery - Diversified - 1.0%
Dover Corp.	600	21,000

Manufacturing - Diversified - 2.1%
Pentair, Inc.	900	43,272

Manufacturing - Specialized - 3.7%
Aptargroup, Inc.	1,000	30,750
Diebold, Inc.	600	22,344
Roper Industries, Inc.	600	22,380
		75,474

Natural Gas - 3.0%
Questar Corp.	2,500	61,750

Oil & Gas - Exploration & Production - 2.9%
EOG Resources, Inc.	1,500	59,550

Personal Care - 4.8%
Alberto-Culver Co.	800	36,144
Avon Products, Inc.	1,200	62,688
		98,832

Photography / Imaging - 1.4%
Zebra Technologies Corp.*	600	28,932

Retail - Building Supplies - 2.0%
Lowe's Co.'s, Inc.	900	40,860

Retail - Discounters - 2.4%
Family Dollar Stores, Inc.	1,400	49,350

Retail - General Merchandise - 3.3%
BJ's Wholesale Club, Inc.*	700	26,950
Target Corp.	1,100	41,910
		68,860

Services - Computer Systems - 3.4%
Electronic Data Systems Corp.	800	29,720
SunGard Data Systems, Inc.*	1,500	39,720
		69,440

Equity Securities - Cont'd	Shares	Value
Services - Data Processing - 1.9%
Concord EFS, Inc.*	1,300	$39,182

Services - Facility - 1.6%
ABM Industries, Inc.	1,900	32,984

Telephone - 5.8%
Alltel Corp.	1,300	61,100
SBC Communications, Inc.	1,900	57,950
		119,050

Total Equity Securities (Cost $2,085,517)		1,929,584

TOTAL INVESTMENTS (Cost $2,085,517) - 93.7%		1,929,584
Other assets and liabilities, net - 6.3%		129,462
Net Assets - 100%		$2,059,046

* Non-income producing.

See notes to financial statements.

Equity Portfolio

Statement of Assets and Liabilities

June 30, 2002
Assets
Investments in securities, at value (Cost $2,085,517) - See accompanying schedule	$1,929,584
Cash	132,825
Interest and dividends receivable	1,401
Total assets	2,063,810

Liabilities
Payable to Calvert Asset Management Company, Inc.	344
Payable to Calvert Administrative Services Company	329
Payable to Calvert Shareholder Services, Inc.	21
Accrued expenses and other liabilities	4,070
Total liabilities	4,764
Net assets	$2,059,046

Net Assets Consist Of:
Par value and paid-in capital applicable to 148,303 shares of common
stock outstanding; $0.01 par value 1,000,000,000 shares authorized	$2,213,533
Undistributed net investment income	516
Accumulated net realized gain (loss) on investments and foreign currency transactions	930
Net unrealized appreciation (depreciation)	(155,933)

Net Assets	$2,059,046

Net Asset Value per Share	$13.88

See notes to financial statements.

Equity Portfolio

Statement of Operations

From Inception April 30, 2002

through June 30, 2002
Net Investment Income
Investment Income:
Interest income	$3,301
Dividend income	451
Total investment income	3,752

Expenses:
Investment advisory fee	1,651
Transfer agency fees and expenses	99
Directors' fees and expenses	156
Administrative fees	660
Custodian fees	2,218
Reports to shareholders	205
Professional fees	3,000
Total expenses	7,989
Reimbursement from Advisor	(4,487)
Fees paid indirectly	(266)
Net expenses	3,236

Net Investment Income	516

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	930
Change in unrealized appreciation or (depreciation):	(155,933)

Net Realized and Unrealized Gain (Loss)	(155,003)

Increase (Decrease) in Net Assets
Resulting From Operations	($154,487)

See notes to financial statements.

Equity Portfolio

Statement of Changes in Net Assets
From Inception
April 30, 2002
Through
June 30,
Increase (Decrease) in Net Assets	2002
Operations:
Net investment income (loss)	$516
Net realized gain (loss) on investments	930
Change in unrealized appreciation (depreciation)	(155,933)

Increase (Decrease) in Net Assets
Resulting From Operations	(154,487)

Capital share transactions:
Shares sold	2,215,212
Shares redeemed	(1,679)
Total capital share transactions	2,213,533

Total Increase (Decrease) in Net Assets	2,059,046

Net Assets
Beginning of period	-
End of period (including undistributed net investment income
of $516)	$2,059,046

Capital Share Activity
Shares sold	148,416
Shares redeemed	(113)
Total capital share activity	148,303

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio commenced operations on April 30, 2002. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $21 for the period ended June 30, 2002. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $2,143,690 and $58,173, respectively.

The cost of investments owned at June 30, 2002 for federal income tax purposes was $2,085,517. Net unrealized depreciation aggregated $155,933, of which $16,952 related to appreciated securities and $172,885 related to depreciated securities.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no borrowings outstanding during the period.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

Equity Portfolio

Financial Highlights

Period Ended
June 30,
2002**
Net asset value, beginning	$15.00
Income from investment operations
Net realized and unrealized gain (loss)	(1.12)
Total from investment operations	(1.12)
Total increase (decrease) in net asset value	(1.12)
Net asset value, ending	$13.88

Total return*	(7.47%)
Ratios to average net assets:
Net investment income (loss)	.16% (a)
Total expenses	2.42% (a)
Expenses before offsets	1.06% (a)
Net expenses	.98% (a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$2,059

(a) Annualized

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Income Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

The CVS Calvert Income Portfolio was launched on April 30, 2002. In the two months ended June 30, 2002, the Fund returned 1.46%*, outperforming the 0.52% return of the Lipper VA BBB Rated Fund Index.

The tone of the corporate bond market was very poor in the first half of 2002. The confidence of investors in the capital markets was badly shaken first by the Enron/Arthur Andersen fiasco, and then by WorldCom.

Investment Climate

The overall U.S. economy put in a very strong performance in the first quarter of 2002, growing over 6% after what appears to be perhaps the mildest recession in the postwar period. But attitudes and financial markets in the first-quarter versus the second quarter of this year could not have been more different. Stocks and corporate bonds performed quite well in the first quarter as investors believed we were working through the worst, the economy would quickly move from recovery to expansion, and stocks would perform well going forward. But the string of major corporate bankruptcies and scandals continued, as concerns over corporate governance and accounting issues dragged down investor spirits. Political and economic leaders have promised reform, but domestic and foreign investor attitudes remain negative and skeptical.

In the bond market, when the optimism over economic and financial market prospects ebbed, the safest investments performed the best and this included U.S. government bonds, mortgage-backed securities and municipal bonds. These sectors of the U.S. fixed income market performed the best in the second quarter and year-to-date. This performance pattern is typical of the time when investors are fleeing to quality, seeking safety over returns. As such, benchmark government and municipal bond yields have fallen year-to-date and are not far from interest rate cycle lows set during the first week of November 2001.

Outlook

Because of the weakness in the capital markets, we took a defensive posture in managing the Portfolio. We increased our allocation to the less risky classes (cash, governments, agencies, AAA-rated securities and money market instruments) to 60%. We expect to remain defensive for the rest of 2002.

Sincerely,

Gregory Habeeb

Calvert Asset Management Company

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Income Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Income Fund of the Calvert Fund. Performance of the two funds will differ.

Income Portfolio

Schedule of Investments

June 30, 2002
	Principal
Corporate Bonds - 54.8%	Amount	Value
AgFirst Farm Credit Bank, 8.393%, 12/15/16	$200,000	$216,968
Associates Corp. Of North America, 6.50%, 7/15/02	25,000	25,036
AT&T Canada, Inc., 7.65%, 9/15/06	475,000	54,625
AT&T Corp., 6.50%, 9/15/02	250,000	247,500
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	150,000	97,124
Bombardier Capital, Inc., 4.0275%, 11/21/02	250,000	251,126
Brascan Corp., 7.125%, 06/15/12	250,000	249,515
CIT Group, Inc., 5.92%, 11/8/02	500,000	495,000
CNL Funding, 7.721%, 8/25/09	214,908	228,230
Columbia Energy Group, 6.61%, 11/28/02	100,000	100,856
Corporate Property Investors, 7.05%, 4/1/03	100,000	102,284
COX Communications, Inc.:
2.62%, 11/7/02	200,000	200,010
6.50%, 11/15/02	100,000	100,531
Dole Food Co., Inc., 6.375%, 10/1/05	150,000	152,818
Finova Group, Inc., 7.50%, 11/15/09	600,000	201,000
Ford Motor Credit Co., 6.00%, 1/14/03	25,000	25,299
Gables Realty LP, 5.75%, 7/15/07	175,000	174,531
General Motors Acceptance Corp., 8.00%, 11/1/03	100,000	101,798
Healthsouth Corp., 7.625%, 6/1/12	200,000	197,014
Hertz Corp., 6.00%, 1/15/03	500,000	504,315
Household Finance Corp., 6.375%, 10/15/11	500,000	480,770
Hudson United Bancorp, Inc., 8.20%, 9/15/06	200,000	208,940
Interpool Capital Trust, 9.875%, 2/15/27	500,000	400,000
John Deere & Co., 7.00%, 10/15/02	50,000	50,574
Liberty Mutual Insurance, Co., 8.20%, 5/4/07	150,000	159,270
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37	100,000	84,010
Markel Capital Trust I, 8.71%, 1/1/46	265,000	204,930
Morgan Stanley Dean Witter & Co., 6.375%, 8/1/02	10,000	10,034
Nortel Networks Corp., 6.125%, 2/15/06	200,000	116,000
PHH Corp., 8.125%, 2/3/03	200,000	205,478
Sovereign Bancorp, Inc., 8.625%, 3/15/04	300,000	316,449
Sprint Capital Corp.:
5.70%, 11/15/03	100,000	89,000
8.375%, 3/15/12	100,000	81,000
Stilwell Financial, Inc., 7.75%, 6/15/09	50,000	49,314
TIERS Trust, 8.45%, 12/1/17	223,238	196,813
Tyco International Group, S.A., 6.75%, 2/15/11	150,000	115,500
Wells Fargo Financial, Inc., 6.375%, 9/15/02	25,000	25,224

Total Corporate Bonds (Cost $6,578,424)		6,518,886

Taxable Municipal Obligations - 3.2%
Maryland State Transportation Authority Special Obligation Revenue, 6.48%, 7/1/22	200,000	204,000
Philadelphia Authority For Industrial Development, Zero Coupon, 4/15/21	650,000	180,947

Total Taxable Municipal Obligations (Cost $374,447)		384,947

U.S. Treasuries - 23.7%
U.S. Treasury Bonds, 5.375%, 2/15/31	1,575,000	1,542,004
U.S. Treasury Notes, 4.875%, 2/15/12	1,275,000	1,280,087

Total U.S. Treasuries (Cost $2,788,911)		2,822,091

	Principal
Taxable Variable Rate Demand Notes - 12.6%	Amount	Value
Columbus Georgia Development Authority, 1.85%, 4/1/20, LOC: Columbus Bank & Trust	$160,000	$160,000
Indiana State Development Finance Authority, 2.18%, 9/1/16, LOC: Bank One, NA	795,000	795,000
Southeast Alabama Gas Distribution Revenue, 1.85%, 6/1/25, AMBAC Insured, BPA: AmSouth Bank	45,000	45,000
Southern Orthopaedic Properties, LLC, 1.85%, 10/1/21, LOC: Columbus Bank & Trust	500,000	500,000

Total Taxable Variable Rate Demand Notes (Cost $1,500,000)		1,500,000

Equity Securities - 0.8%	Shares
First Republic Capital Corp. (Preferred)	100	99,500

Total Equity Securities (Cost $99,000)		99,500

TOTAL INVESTMENTS (Cost $11,340,782) - 95.2%		11,325,424
Other assets and liabilities, net - 4.8%		564,065
Net Assets - 100%		$11,889,489

See notes to financial statements.

Income Portfolio

Statement of Assets and Liabilities

June 30, 2002
Assets
Investments in securities, at value (Cost $11,340,782) - See accompanying schedule	$11,325,424
Cash	339,721
Receivable for securities sold	624,393
Interest and dividends receivable	190,888
Total assets	12,480,426

Liabilities
Payable for securities purchased	578,316
Payable to Calvert Asset Management Company, Inc.	5,381
Payable to Calvert Administrative Services Company	2,832
Payable to Calvert Shareholder Services, Inc.	119
Accrued expenses and other liabilities	4,289
Total liabilities	590,937
Net assets	$11,889,489

Net Assets Consist Of:
Par value and paid-in capital applicable to 783,620 shares of common
stock outstanding; $0.01 par value 1,000,000,000 shares authorized	$11,756,864
Undistributed net investment income	55,349
Accumulated net realized gain (loss) on investments and foreign currency transactions	92,634
Net unrealized appreciation (depreciation)	(15,358)

Net Assets	$11,889,489

Net Asset Value per Share	$15.17

See notes to financial statements.

Income Portfolio

Statement of Operations

From Inception April 30, 2002

through June 30, 2002
Net Investment Income
Investment Income:
Interest income	$108,682
Total investment income	108,682

Expenses:
Investment advisory fee	7,359
Transfer agency fees and expenses	552
Directors' fees and expenses	711
Administrative fees	5,519
Custodian fees	3,227
Reports to shareholders	820
Professional fees	3,000
Total expenses	21,188
Reimbursement from Advisor	(2,810)
Fees paid indirectly	(348)
Net expenses	18,030

Net Investment Income	90,652

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	92,634
Change in unrealized appreciation or (depreciation) on investments	(15,358)

Net Realized and Unrealized Gain (Loss)	77,276

Increase (Decrease) in Net Assets
Resulting From Operations	$167,928

See notes to financial statements.

Income Portfolio

Statement of Changes in Net Assets
From Inception
April 30, 2002
Through
June 30,
Increase (Decrease) in Net Assets	2002
Operations:
Net investment income	$90,652
Net realized gain (loss) on investments	92,634
Change in unrealized appreciation (depreciation)	(15,358)

Increase (Decrease) in Net Assets
Resulting From Operations	167,928

Distributions to shareholders from:
Net investment income	(35,303)

Capital share transactions:
Shares sold	12,601,950
Reinvestment of distributions	35,303
Shares redeemed	(880,389)
Total capital share transactions	11,756,864

Total Increase (Decrease) in Net Assets	11,889,489

Net Assets
Beginning of period	-
End of period (including undistributed net investment income
of $55,349)	$11,889,489

Capital Share Activity
Shares sold	840,043
Reinvestment of distributions	2,363
Shares redeemed	(58,786)
Total capital share activity	783,620

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Portfolio commenced operations on April 30, 2002. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .40%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $119 for the period ended June 30, 2002. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $32,147,038 and $24,752,328, respectively.

The cost of investments owned at June 30, 2002 for federal income tax purposes was $11,340,782. Net unrealized depreciation aggregated $15,358, of which $88,134 related to appreciated securities and $103,492 related to depreciated securities.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the period ended June 30, 2002 was $22,103 at a weighted average interest rate of 2.28%. The maximum amount of these borrowings outstanding during the period ended June 30, 2002 was $799,886 during May 2002. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

Income Portfolio

Financial Highlights
Period Ended
June 30,
2002**
Net asset value, beginning	$15.00
Income from investment operations
Net investment income (loss)	.18
Net realized and unrealized gain (loss)	.04
Total from investment operations	.22
Distributions from:
Net investment income	(.05)
Net realized and unrealized gain	-
Total from investment operations	(.05)
Total increase (decrease) in net asset value	.17
Net asset value, ending	$15.17

Total return*	1.46%
Ratios to average net assets:
Net investment income (loss)	4.90% (a)
Total expenses	1.15% (a)
Expenses before offsets	1.00% (a)
Net expenses	.98% (a)
Portfolio turnover	321%
Net assets, ending (in thousands)	$11,889

(a) Annualized

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.


Ameritas

Portfolios

Funds within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2002

Ameritas Portfolios

Funds within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2002

Table Of Contents
1	Portfolio Manager Remarks
20	Schedules of Investments
76	Notes to Schedules of Investments
77	Statements of Assets and Liabilities
81	Statements of Operations
85	Statements of Changes in Net Assets
96	Notes to Financial Statements
101	Financial Highlights
111	Explanation of Financial Tables
113	Proxy Report

Ameritas Growth Portfolio

Ameritas MidCap Growth Portfolio

Ameritas Income & Growth Portfolio

Portfolios within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Portfolio Objective & Investment Style

Ameritas Growth

The Portfolio seeks long-term capital appreciation by focusing on companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of large companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

Ameritas MidCap Growth

The Portfolio seeks long-term capital appreciation investing in midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of companies listed on U.S. exchanges or in the U.S. over-the-counter market and having a market capitalization within the range of companies in the S&P MidCap 400 Index.

Ameritas Income & Growth

The Portfolio primarily seeks to provide a high level of dividend income. Its secondary goal is to provide capital appreciation. Under normal circumstances, the Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the portfolio manager believes also offer opportunities for capital appreciation.

Markets & Investment Climate

The first quarter of 2002 provided mixed results for equity markets. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further during the first quarter. The Fed's decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat. The S&P 500 finished with a +0.3% first quarter return.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Federal Reserve continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large cap stocks leading the downturn. At the end of June, the Dow was nearing the 9,000 level, and the Nasdaq was approaching lows that had not been seen since the early days of the Internet boom.

Investment Strategy

During the first half of the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. On the whole, management's growth stock philosophy was a detriment over a period of time during which value strongly outperformed growth.

Performance

Ameritas Growth

The Portfolio returned -18.31% during the six months ended June 30, 2002, versus a -13.15% return for the S&P 500 Index and a -20.78% return for the Russell 1000 Growth Index. The Lipper Large-Cap Growth Fund Index returned -17.96% over the same time period. During the first quarter, the Portfolio suffered from poor performing industrials stocks and a slight overweighting in the weak information technology sector. During the second quarter, the Portfolio benefited from strong security selection in the industrials sector, but was again hurt by an overweighting in the weak information technology sector.

Ameritas MidCap Growth

The Portfolio returned -16.33% during the six months ended June 30, 2002, versus a -3.21% return for the S&P MidCap 400 Index and a -19.71% return for the Russell MidCap Growth Index. The Lipper Mid-Cap Growth Fund Index returned -17.37% over the same time period. The Portfolio suffered from an overweighting in the weak information technology sector and poor performing utilities stocks.

Ameritas Income & Growth

The Portfolio returned -17.54% during the six months ended June 30, 2002, versus a -13.15% return for S&P 500 Index and a -20.78% return for the Russell 1000 Growth Index. The Lipper Large-Cap Growth Fund Index returned -17.96% over the same time period. During the first quarter, the Portfolio suffered from poor performing industrial stocks and a slight overweighting in the weak information technology sector. During the second quarter, the Portfolio benefited from strong security selection in the industrials sector, but was again hurt by an overweighting in the weak information technology sector.

Outlook

We've been saying for some time that we see a solid second half of the year for the economy and for the markets. There is little question that the economy is on solid footing, with steady growth. In fact, over the long-term, growth in the 3-4% range may be more sustainable and hence more desirable than the oscillations that we've witnessed over the past ten years. Furthermore, recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear, and unrealistic expectations. Our sense of what the Dow and Nasdaq will do in the months ahead is based on decent but by no means extraordinary profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest but by no means astonishing economic expansion.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(24.56%)
Since inception (11.1.99)	(12.37%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

MidCap Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(19.56%)
Since inception (11.1.99)	2.40%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Income & Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(21.51%)
Since inception (11.1.99)	(3.60%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Small Capitalization Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by John McStay Investment Counsel

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio's goal is to allow shareholders to benefit from the significant opportunities available from ownership of the smaller and rapidly growing companies in America. The Portfolio consists of small and micro cap stocks with the median market cap of the portfolio typically ranging from $800 million to $1.4 billion. John McStay Investment Counsel (JMIC) believes that many companies with smaller capitalizations have greater potential than larger companies to deliver above-average revenue and earnings growth, albeit with slightly greater volatility and returns.

JMIC uses bottom-up, fundamental research to identify companies for the Portfolio. The research process involves communication with senior level executives, suppliers, competitors and customers in an attempt to understand the dynamics of each company's business. JMIC researches individual businesses, and does not attempt to predict movements in broad markets or market sectors. The Portfolio seeks companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management and unique products or services.

Investment Strategy

Our investment approach offers a powerful, strategic advantage to our clients. It is based on owning great growth companies - companies that possess superior management and are involved in great businesses. Importantly, we strive to purchase the stocks of these companies at valuation levels quite reasonable relative to their high rates of growth, and furthermore, to own them in the portfolio during the period in their corporate life that their earning power is the greatest. This time tested method of buying good companies operating good businesses is our primary source for long-term outperformance. We have a deep, loyal commitment to this strategy and have implemented our strategy rigorously on our clients' behalf. In our nearly 20-year history, we have never deviated from this core strategy.

During the first half of 2002, we further reduced positions in technology as technology capital expenditures continue to look bleak. This proved to be quite beneficial, as technology remained one of the worst performing sectors. The weighting in energy was increased as our process unearthed good names with improving fundamentals. The weighting in media was also increased as radio and television ad spending has started to improve. The consumer sector is still a significant portion of the portfolio as the consumer has remained relatively healthy despite the poor economy; homebuilders, education providers, and retailers are providing the best fundamental backdrop in the current weak economic environment.

Performance

The Portfolio returned -18.16% for the six months ended June 30, 2002, versus a -17.35% return for the Russell 2000 Growth.

Small Capitalization Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(24.92%)
Since inception (11.1.99)	(19.86%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective November 2001.

Outlook

Investor hysteria is back. In 1999, the herd ran full-bore for Internet stocks until it became apparent that the "New Economy" was a ruse. In March of 2000, the dazed herd turned 180 degrees and ran to small capitalization value stocks. These stocks are still the rage. Small banks and manufacturing companies are today's Internet stocks. The frenzy with which investors have fled to these issues approaches the magnitude of the Internet stock craze. In the second quarter of 2002, the Russell 2000 Value Index outperformed the Russell 2000 Growth Index by 14 percentage points. The value index has outperformed the growth index by 24 percentage points thus far in 2002. It's as if investors are trying to atone for their dot-com mistakes by bidding up the stocks of brick-and-mortar businesses. This divergence does not concern us. Style leadership always reverses itself.

Investors will regain their composure, and the markets will return to the steadier, upward long-term trajectory that they have traditionally assumed. We look forward to that day. Your portfolio is composed of high quality growth issues that we call Good Companies operating Good Businesses. These companies grind out profits in all kinds of economic environments. More than any other securities, they stand to benefit from the return to rational thought and rational valuation. Throughout the dot-com bubble and the current small cap value mania, we have forged ahead with our focus on quality growth companies. We will always operate with this single focus. Constancy to purpose. Over time, we believe our clients are rewarded for our patience and persistence as they have been in the past. These companies generate strong, consistent earnings growth in any economic or industry environment. Our unexciting performance from 1999 to the present is due to the fact that these quality growth companies have not yet assumed market leadership. They fell into the gap between the Internet and the deep value extremes.

In the long-term, profit growth drives stock prices. Stock prices will advance at the rate of growth in corporate profits. Speculative periods and market panics sometimes cause this relationship to temporarily disconnect. Over long periods of time, however, the relationship holds true. Our investment process capitalizes on this truth. While today's market swings from one extreme to another, we keep our heads down and continue to search for Good Companies. We have conviction in the idea that companies that deliver above-market rates of profit growth will deliver above-market returns. We have seen this firsthand. From our firm's inception, our returns have been roughly equal to the rate of profit growth of the companies in our portfolios. That's why our returns have beaten all of the market indices over the long-term.

Your portfolio is well positioned for the future. Consensus estimates call for your companies to grow profits at an average rate of 23 percent. We focus on companies with durable, predictable growth in profits. We have a high degree of confidence in these companies' ability to achieve their growth targets. In what should be a slow-growth environment, we expect the markets to assign a strong premium to these stocks.

We are also pleased with the valuations of the companies in your portfolio. These stocks trade at an average price-to-earnings ratio of 29. To determine a fair price for a growth stock, we divide the price-to-earnings ratio by the company's growth rate. The resulting "PEG" ratio places valuation in the context of earnings growth. Your portfolio has a PEG of 1.26. The Russell 2000 Growth, in contrast, has a PEG of 1.29. Your companies are very reasonably valued.

Although the market has not delivered returns that clients have grown accustomed to, we believe our portfolio is very well positioned for the future with high-quality companies that deliver strong growth and are attractively valued. They have strong franchises and have grown through good times and bad. We cannot control irrational market behavior, but we know that a normal relationship between profit growth and equity returns will resume over time. JMIC's Portfolio Managers will continue to conduct bottom-up fundamental research when executing our proven investment process. To date, our process has beaten the market and our peers over time, and we will continue to adhere to our philosophy which was developed nearly 20 years ago by our founding partners.

Ameritas Emerging Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term growth of capital by investing primarily in common stocks and related securities such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

Emerging growth companies are companies which we believe are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. The Portfolio's investments may include securities traded on a securities exchange or in the over-the-counter markets.

Performance

For the six months ended June 30, 2002, the portfolio provided a total return of -24.02%. This compares to a return of -20.54% over the same period for the portfolio's benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

Investment Strategy & Outlook

Technology weighting cut back

Over the period, the portfolio's technology weighting was cut substantially, dropping the sector to second place for the first time in years. This change was caused by a combination of two factors. Some of the drop in our technology weighting was due to falling stock prices. The sector performed poorly in 2002, giving back most of its gains from a fourth-quarter 2001 rally.

The primary factor, however, was a sharp cutback in our tech holdings. A turnaround in technology spending has not materialized as quickly as we had hoped, and we felt it was best to redeploy some of our technology assets into other areas. Defying what appears to be the beginning of an economic recovery, capital investment by businesses - the backbone of technology spending - has remained weak.

Still bullish on technology for the long term

Looking at the long term, however, we remain bullish on technology. We still believe that the long-term winners in most industries, in anything from retail merchandise to financial services, will be the companies that do the best job of leveraging technology, particularly information technology. But in the near term, we think the sector still needs to work through a glut of technology spending that occurred in the late 1990s. An additional factor we've been seeing is reluctance by most corporations to make any large capital investments until they see evidence their business is improving.

That said, we have been finding opportunities in the sector on a case-by-case basis. The sector has been hit so hard that some companies we view as attractive businesses appear to be on sale. Even using very conservative assumptions about future profit and earnings growth, these stocks appeared to us to be selling at low valuations, and toward the end of the period we used those opportunities to add to our positions.

Emerging Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(34.19%)
Since inception (11.1.99)	(18.68%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Reasons for underperformance

Our relative underperformance over the period was in large part due to a single stock, Tyco International. One of our largest positions going into the period, Tyco was hit by a series of factors in 2002 that proved disastrous for its stock: a breakup plan that was later canceled; accounting questions in the wake of the Enron scandal; and, finally, the ouster of its chief executive on charges of personal tax evasion.

Other areas that hurt performance over the period included some technology holdings and some positions in large-cap pharmaceutical firms. We think the market lowered the value of large drug companies because the pipelines of new drugs began to look lean, many older drugs faced patent expiration and generic competition, and we saw increasing political pressure to do something about rising drug prices.

Areas that helped relative performance

Although pharmaceutical companies are a large part of what people think of as health care, the majority of our health care holdings have been in what we call health care service industries, and those did relatively well over the period. They included hospitals, HMOs, care providers, and pharmacy benefit managers (PBMs).

What these firms have in common is that most of their businesses try to contain health care costs. They have benefited both from the national concern over rising medical expenses and from increased health care spending. PBMs, for example, are companies that help employers manage the cost of providing prescription drug benefits for employees. In a tough economic environment, health care services firms have been relatively less sensitive to the economy because the demand for their services is largely independent of economic conditions.

An economically sensitive area in which our holdings did relatively well was media, an industry within the leisure sector. Advertising has historically tended to pick up early in a recovery, and we believe that is what happened over this period. In particular, early ad sales for the 2002 fall television season were much better than sales a year earlier.

Growth stock investors have had a particularly tough time over the past two years. Looking ahead, we think it's important to note that, historically, markets have always moved in cycles. In our experience, when large market sectors have gone through a difficult period, one of two things has happened. Often the sector or industry has suffered a large correction but still has strong long-term potential - in which case that's an area where we want to find the potential survivors, buy them at what we feel are attractive prices, and invest in them for the long term. We think that's what has happened in technology and, to some extent, in large pharmaceutical firms. On the other hand, sometimes a difficult period means an industry is fundamentally ailing, in which case we want to minimize our exposure. We think that's what has happened with parts of the telecommunications business.

We think growth investors today are in the same place that value investors were in 1998 and 1999, when value investing had done poorly for a number of years. As aggressive growth investors, we believe we have to ask ourselves two fundamental questions: Are there areas of the economy and the market that are going to grow at high rates? Can we find companies that we think have the potential to grow earnings significantly faster than the overall market? We think the answer to both questions is yes. We think we have found and will continue to find companies with strong long-term growth outlooks that we can buy at reasonable prices, which someday investors will wake up to and want to own.

Ameritas Research Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term growth of capital and future income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that the portfolio manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

A committee of investment research analysts selects holdings for the Portfolio. This committee includes investment analysts employed not only by the Massachusetts Financial Services Company (MFS), but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility. The Portfolio may invest in foreign securities through which it may have exposure to foreign currencies.

Markets & Investment Climate

While negative returns are always difficult to accept, the portfolio outperformed its benchmark, the S&P 500. We continued to be overweighted in financial services, particularly in the insurance and banking arena, and we believe these areas could continue to benefit the portfolio through the rest of the year. Bank of America, which continued to report strong earnings, contributed to performance. Our retailing stocks have also produced positive results. As we have shifted the portfolio toward companies that exhibit more stable revenues and lower valuations, the consumer products and retailing sectors have been one of the few areas with consistent earnings growth. We are concentrating on companies such as Gillette, a manufacturer of personal care products, as history has shown that the demand for razors has remained stable during periods when consumers are not spending as much.. Other names, such as WalMart and Target, have been strong performers and we expect that trend to continue.

Areas that hurt performance in the last few months were some of our pharmaceutical and technology holdings, specifically Genzyme and Amdocs. Although we are positive on Genzyme for the long term, we remain underweighted in pharmaceuticals due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring. This will pave the way for generic manufacturers to produce the same drugs at much lower costs and that could have a significant effect on pharmaceutical companies.

Technology as a whole has been a very difficult sector to find opportunities, and though we are underweighted, several tech names that we owned have performed poorly. For example, Amdocs, a manufacturer of telecom customer service billing software has seen a significant decline in value over the last few months due to the slowdown in corporate spending and decreased demand.

Investment Strategy

Investment research is the cornerstone of how the Ameritas Research Portfolio is managed - independent, candid research performed by our analysts who are accountable to no one but our clients. That being said, our focus on research has become increasingly important and more challenging during this difficult market environment. Following the collapse of Enron, and the subsequent SEC investigations into the accounting practices of several large companies, there has been heightened scrutiny of the veracity of corporate financial statements. While not all the skepticism is warranted, the psychological impact on the market is huge, and that has caused investors to be more risk-averse.

Our response to this situation has been two-fold. We are closely analyzing companies' financial statements and comparing them to what their competitors are reporting. Severe discrepancies would cause concern and could call into question the integrity of what is being reported. Our second method is to find more nontraditional sources for gathering information; analysts need to develop their own networks within their respective industries. For example, suppose we are looking at a biotechnology company that has a new medical device for detecting heart murmurs. Our analysts would be in contact with 20 or so cardiovascular doctors whose expertise would enable us to determine the viability of the new device and thus, whether the company would be a worthwhile investment.

Performance

For the six months ended June 30, 2002, the portfolio provided a total return of -14.75%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return of -13.15% over the same period for the portfolio's benchmark, the Standard and Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

Outlook

The market continues to be difficult to navigate. We expect the flight to safety and quality to continue. Investors are not willing to take on too many risks, and therefore we remain mostly interested in "safe haven" stocks. In addition, we expect this trend to continue as a result of the news reports surrounding SEC investigations plague the market. Given this environment, we are positioning the portfolio towards more stable companies, which include the consumer staples and financial services sectors.

Research Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]

Average Annual Total Return
(period ended 6.30.02)
One year	(22.64%)
Since inception (11.1.99)	(10.98%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Growth With Income Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks to provide long-term growth of capital with a secondary objective to seek reasonable current income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, it may generally focus on companies with larger market capitalizations that the portfolio manager believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index. The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

Markets & Investment Climate

During a period when concerns about the level and quality of earnings weighed on the market, a number of our higher-quality, cyclical stocks (stocks whose earnings are more sensitive to changes in economic growth) as well as consumer staples stocks (household products, food & beverages) were among the strongest contributors to performance. Within the more cyclically sensitive groups, Viacom, Gannett, and New York Times all responded favorably to early signs of a recovery in advertising spending, after a sharp pull back last fall (following the September 11th tragedy). Within the Basic Materials sector, we added a position in 3M Company, which aided performance as the stock responded positively to new management and significant restructuring initiatives. Also within the materials sector, industry consolidation has supported higher prices and increasing returns on invested capital for industrial gas companies Praxair and Air Products, helping their stock prices over the period. We also added a position in International Paper, which benefited from strong cost control, improving margins, and a strong balance sheet.

The consumer staples holdings generally benefited from visible, stable top-line growth and improving margins (driven by restructuring, and to a lesser extent by weaker U.S. dollar), as well as reasonable valuations. A stock's valuation is its price relative to earnings, sales and other fundamental factors. Our holdings in Procter & Gamble, Gillette, Kimberly Clark, Anheuser Busch, and Pepsico all contributed to returns.

While a number of our Retail holdings performed well (WalMart, Target, Sears, Lowes, and Family Dollar), these benefits were more than offset by disappointments from our supermarket holdings (Safeway, Kroger) and CVS. We did add a position in Walgreen, which benefited from some of the missteps at CVS, and helped to offset some of the impact of CVS.

Performance within our Industrial Goods stocks was also divergent. Strong performance from defense-related stocks (Northrop Grumman, General Dynamics and Lockheed Martin) and machinery/tool stocks (Deere, Ingersoll-Rand, Danaher, and Caterpillar) was offset by downturns in United Technologies and General Electric, due in part to a downturn in their commercial aerospace businesses. We significantly reduced our exposure to commercial aerospace during the latter half of 2001 with the sale of Boeing and United Technologies. Tyco also hurt our performance in this sector, as the stock declined due to concerns about near-term liquidity, its longer term growth rate, and overall accounting transparency.

We reduced our position in Tyco significantly during the year, but have maintained a modest position. Certainly, risks remain, and therefore our position is small. However, with the sale of its CIT financing business, much of the near-term liquidity concern has been reduced, and the remaining Tyco business are real and appear to represent value.

We also took advantage of volatility in the Technology sector to raise our weighting (actually, reduce our underweighting). We increased our Cisco weighting notably. While sales growth has been hurt significantly due to the downturn in enterprise and telecommunications spending, valuation appeared reasonable and the company has done a good job in reducing expenses to support margins during the downturn, ultimately positioning the company well for a stabilization/recovery in technology spending. We also added positions selectively in semiconductor and software companies over the period.

The performance of pharmaceutical stock has suffered this year due to concerns about weak new product pipelines and a slower, more cautious FDA. Our overall Healthcare position performed relatively well over the past year, due to our overweighting of hospital management and managed care stocks. While we reduced our exposure during the year to pharmaceutical issues due to these near-term concerns, valuations have come down sharply and may represent opportunity as we look out toward the coming year.

Investment Strategy

The Ameritas Growth with Income Portfolio is a core equity portfolio. Our objective is to outperform the U.S. equity market over the long term with less volatility. To accomplish this, we look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices, based on MFS Original Research®. We attempt to manage risk from two perspectives: our bottom-up, fundamental research process focuses on risks as well as opportunities on a stock-by-stock basis; and on a top-down basis, we maintain a well-diversified portfolio with below-market risk (beta) and above-market yield.

Performance

For the six months ended June 30, 2002, the portfolio provided a total return of -12.64%. This compares to a -13.15% return during the same period for the portfolio's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Outlook

Overall, the macroeconomic fundamentals have improved somewhat since late last year, inflation and interest rates are low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative growth investing.

Growth With Income Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]
Average Annual Total Return
(period ended 6.30.02)
One year	(17.96%)
Since inception (11.1.99)	(9.38%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Index 500 Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by SSgA Funds Management

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the S&P 500 Index. Under normal conditions, the Portfolio seeks to track the S&P 500 Index which is a widely recognized, unmanaged index of common stock prices. The Portfolio intends, under normal conditions, to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. If it is not able to purchase all 500 stocks, due to monetary constraints, it may purchase a representative sample.

Index & Portfolio Performance

The Ameritas Index 500 returned, for the first six months of 2002, -13.31% versus -13.15% for the S&P 500 benchmark. In comparison, the Russell 1000 Index lost 12.81% while the broader Wilshire 5000 Index lost 11.77%. Given the Portfolio's passive approach, returns were within expectations for the period.

During the first six months of 2002, U.S. stocks across all capitalization ranges (large, mid and small) were down. Large caps continued their weakness to mid and small caps, as the S&P MidCap 400 and the Russell 2000 Indices beat the S&P 500 by 8-10 percentage points year-to-date. The daily volatility of all stocks increased during the year, especially in May and June.

Value continued to dominate Growth as the S&P 500/BARRA Value Index outperformed the S&P 500/BARRA Growth Index by 7.5 percentage points for the year-to-date.

Information Technology and Telecom were the worst performing sectors of the S&P during the first six months of 2002. However, it was Technology and Health Care that were the largest negative contributors to the S&P index's return year-to-date.

Index Changes

Year-to-date the much publicized Tyco and WorldCom were the third and ninth largest detractors of the index return, accounting for losses of 80bps and 36bps, respectively. On May 14, 2002 the S&P Index Committee removed WorldCom from the S&P 500 Index due to 'Lack of Representation'. In general, it was the largest stocks in the index that got hit the hardest, especially after April.

Outlook

The Fund is a passively managed portfolio and will remain fully invested in the S&P 500 Index by holding constituent securities and financial futures at all times. As such, the performance will be dictated by the performance of the S&P 500 Index and general U. S. equity market conditions.

Index 500 Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]
Average Annual Total Return
(period ended 6.30.02)
One year	(18.43%)
Since inception (11.1.99)	(10.57%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Money Market Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio seeks to maintain a constant net asset value of $1.00 per share for the Portfolio. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industry.

Markets & Investment Climate

During the past six months, the U.S. economy has continued to expand. While the economic data has been encouraging, the performance of the equity markets offsetting the economy's forward impetus. The dramatic decline in the equity market is threatening to damage business and household confidence, corporate investment, and reduce wealth. Some economists have argued that forecasters may be too optimistic about the economic outlook given the considerable uncertainty at home and abroad. Therefore, the Federal Reserve's current monetary policy may be appropriate rather than accommodative. At the same time, the decline in the value of the dollar has fueled speculation that inflation could appear in the near future. Either way, the Fed has made it clear they have taken a wait and see attitude towards raising rates.

Repeated deception and accounting scandals at various corporations have fueled the market's downward spiral. Misconduct at companies such as Adelphia, Enron, Imclone, Tyco, and WorldCom has called in to question the integrity and ethical responsibility of renowned individuals and our corporate governance system. In addition, foreign investors are beginning to lack confidence in U.S. capital markets. Corporate capital expenditures, which have been in a slump, and are only recently showing signs of stabilizing, could again be cut, as corporate executives become pessimistic about future prospects for earnings.

Everyone agrees reforms in corporate governance are needed. The question is what changes will restore confidence and integrity in corporations, boards, and financial statements. Several plans by the SEC, Congress, and the President are on the table. In the end, whatever plans are put into action, individual moral and ethical behavior will still be the underlying determinants of any plan's success.

Investment Strategy

We continued to purchase in the short end of the money market yield curve. In doing so, we have positioned the portfolio to take advantage of the rise in money market rates that will result when the Fed begins to tighten. At the same time as encouraging economic numbers started to role in, the yield curve became positively sloped - meaning that longer-term yields were higher than shorter-term yields - it was advantageous to buy longer-term securities. Therefore, we selectively purchased longer notes to lock-in attractive yields since we believed the Fed would be on the sidelines for a while.

Faced with a deteriorating credit quality environment, we continued to focus on liquidity and safety. Therefore, we continued to maintain a high percentage of U.S. Government agency securities.

Performance

For the six months ended June 30, 2002, the fund shares returned 0.81%, versus 0.69% for the Lipper VA Money Market Funds Average.

Outlook

The consensus is that the Fed's initial tightening will not happen until 2003. It has been the CAMCO view since late last year that there was a reasonable chance that the Fed would be on the sidelines for a protracted period of time. The WorldCom event raises the probability that the Fed will do nothing for at least the remainder of the year and this is consistent with our view. Forecasters predict that real GDP will accelerate and reduce unemployment. This outlook is consistent with monetary tightening. But, there has not been an upswing in inflation. Therefore, we expect the Fed to be patient given the possibility of additional accounting scandals and global political and security risks.

Money Market Portfolio
Average Annual Total Return
(period ended 6.30.02)
One year	2.23%
Since inception (10.29.99)	4.56%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Ameritas Select Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Harris Associates

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term capital appreciation by investing primarily in common stocks of U.S. Companies. The Portfolio is non-diversified, which means that the Portfolio is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio.

Markets & Investment Climate

The stock market has been weak and each day we are intrigued by the better-than-average businesses being tossed aside at the first hint of controversy. It is often said that a stock market recovery climbs a "wall of worry"; today, that wall appears to be a mountain. That's fine with us, because as more investors climb into their holes to await news on the corporate scandals and the ups and downs of the economy, the better investment opportunities we think we'll find. U.S.-style corporate capitalism is facing a long series of tests, just as the economy faces a unique set of challenging circumstances. We know capitalism will survive; likewise, we would not underestimate the strength of our economy. Our confidence leads us to be buyers of great businesses now selling at depressed prices.

Investment Strategy

Currently, the portfolio holds 20 stocks across a variety of industries. During the six-month period, we initiated positions in Gap Inc. and Waste Management Inc.

Combining Ford's long-term secular problems of high pension, medical, and labor costs and asbestos litigation costs with short-term cyclical factors resulted in a re-evaluation of intrinsic value and the position was sold. Liz Claiborne was the only other position sold during the past quarter, as it reached its price objective.

Black & Decker Corp., Mattel, Inc., and Washington Mutual contributed positively to performance during the period. Performance was offset by AT&T Corporation, Electronic Data Systems, and Sprint Corporation, which experienced declines.

Performance

The portfolio returned -6.00% for the 6-month period ending June 30, 2002. The results compared favorably with the S&P 500 Index, which returned -13.15%. The Russell Mid Cap Value Index returned 2.85%.

Select Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]
Average Annual Total Return
(period ended 6.30.02)
One year	(7.91%)
Since inception (1.2.01)	7.76%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 1.31.01.

Past performance does not indicate future results.

Outlook

While sources of concern persist, we believe many of the issues impacting the market are already reflected in individual stock prices. The market is not at a record high, and stock prices are closer to more accurately reflecting underlying business values.

Geopolitical and other fears that depress stock prices in the short-term play into our hands by creating opportunity. We are finding many high-quality companies with solid growth prospects selling at valuations they haven't reached in many years.

Low interest rates should eventually stimulate capital spending and lower taxes should sustain consumer spending. Additionally, a weakening U.S. dollar may boost the economy by making our products more affordable overseas and strengthening export sales.

Our long-term investment horizon is helpful when short-term fears depress stock prices; we focus on companies that are building intrinsic business value over the long term and can do so regardless of the current climate. However, investors should realize that today's environment is not one in which exceptionally high equity returns like those of recent years are likely to be repeated. The best advice we can give to investors is stick with a long-term plan and don't be forced to act because of short-term fears.

Ameritas Small Company Equity Portfolio

(Note: formerly known as Ameritas Micro Cap Portfolio)

Portfolio within Calvert Variable Series, Inc.

Managed by David L. Babson & Company

A word from portfolio management:

Portfolio Objective & Investment Style

The Portfolio seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the portfolio manager to be realistically valued.

Under normal circumstances, the Portfolio will invest substantially all of its total assets in common stocks of companies whose market capitalizations at the time of initial purchase are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease. The Subadvisor will select investments for the Portfolio based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Portfolio may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Portfolio has held the securities. The market capitalization of the companies whose securities the Portfolio purchases in IPOs may be outside the Portfolio's market capitalization range stated above.

Markets & Investment Climate

The first half of 2002 was marked by a small early rally, followed by a significant decline. Many attribute the decline to a crisis of confidence in corporate management. The earnings estimate for the S&P 500 has also declined since May and the typical cyclical company has said that the economic recovery may not be forthcoming until very late 2002 or 2003. U.S. Government statistics are encouraging, but those signs of recovery have not yet been reflected in corporate earnings or revenues.

Small caps out performed large caps, as the accounting issues of the day are most problematic among larger companies. We are seeing far more dramatic downward revisions in the earnings estimates of large companies because of this. Value was the place to be as the Russell 2000 Value Index out performed the Russell 2000 Growth Index by 24 percentage points.

Investment Strategy

The fund has been focused on high return companies with solid long-term business fundamentals and reasonable valuations. Our strategy is to avoid companies that require too much capital to grow their business and this has paid off in this weak market period. Risk control continues to be effected at the sector and stock level.

Key new positions over the last six months include Lin TV, Excel Technology, Osteotech, Teleflex, Methode, Pharmaceutical Resources, and Big 5 Sports.

Liquidated positions include Bridgeford Foods, Crossman Communities, Pediatrix, Schulman, Sipex, and Talx.

Performance

The portfolio returned 6.37% for the six months ended June 30, 2002. This compares with the Russell 2000 Index, which returned -4.70% for the same period.

Outlook

In the last update, we noted that the market was at tremendous risk if the economic recovery failed to materialize. Indeed, that is what happened. The good news is that the P/E on the S&P 500 has come down to a more reasonable 19 times earnings versus 30 times at its peak. The bad news is, this is still not a cheap valuation, so there could be significantly more downward pressure going forward.

We cannot time the market. However, from these levels, investors with a horizon of 10 years can expect to make solid returns in the stock market.

Hopefully, we can continue to add to that performance over time with our conservative, disciplined strategy.

Small Company Equity Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

[INSERT LINE GRAPH HERE]
Average Annual Total Return
(period ended 6.30.02)
One year	8.46%
Since inception (1.2.01)	25.79%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 1.31.01.

Past performance does not indicate future results.

Income & Growth Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 99.9%	Shares	Value
Aerospace - Defense - 4.8%
General Dynamics Corp.	11,905	$1,266,097
Lockheed Martin Corp.	19,900	1,383,050
		2,649,147

Air Freight - 1.1%
FedEx Corp.*	11,100	592,740

Banks - Major Regional - 4.9%
Fifth Third Bancorp	8,400	559,860
Mellon Financial Corp.	31,125	978,259
Wells Fargo & Co.	22,700	1,136,362
		2,674,481

Banks - Regional - 1.4%
UCBH Holdings, Inc.	19,950	758,300

Beverages - Alcoholic - 1.2%
Anheuser-Busch Co., Inc.	13,075	653,750

Biotechnology - 1.0%
Idec Pharmaceuticals Corp.*	15,700	556,565

Building Materials - 1.1%
Masco Corp.	23,050	624,885

Computers - Hardware - 4.9%
Dell Computer Corp.*	58,665	1,533,503
Sun Microsystems, Inc.*	228,875	1,146,664
		2,680,167

Computers - Networking - 1.7%
3Com Corp.*	7,425	913,275

Computers - Softwares & Services - 7.4%
eBay, Inc.*	17,450	1,075,269
Microsoft Corp.*	35,950	1,966,465
Siebel Systems, Inc.*	69,700	991,134
		4,032,868

Consumer Finance - 1.7%
Capital One Financial Corp.	14,969	913,857

Electronics - Semiconductors - 4.1%
Intel Corp.	39,000	712,530
Maxim Integrated Products, Inc.*	13,525	518,413
Taiwan Semiconductor Manufacturing Co. Ltd (ADR)*	77,633	1,009,223
		2,240,166

Entertainment - 2.0%
Viacom, Inc.*	24,400	1,082,628

Equipment - Semiconductors - 2.5%
Applied Materials, Inc.*	71,100	1,352,322

Equity Securities - Cont'd	Shares	Value
Financial - Diversified - 4.5%
Citigroup, Inc.	21,000	$813,750
Freddie Mac	17,335	1,060,902
J.P. Morgan Chase & Co.	17,410	590,547
		2,465,199

Healthcare - Diversified - 3.2%
Abbott Laboratories, Inc.	6,700	252,255
Johnson & Johnson	28,275	1,477,652
		1,729,907

Healthcare - Drugs & Major Pharmaceuticals - 6.5%
Pfizer, Inc.	34,075	1,192,625
Pharmacia Corp.	29,545	1,106,460
Wyeth	24,615	1,260,288
		3,559,373

Healthcare - Hospital Management - 2.4%
HCA, Inc.	28,125	1,335,937

Healthcare - Managed Care - 2.8%
UnitedHealth Group, Inc.	16,695	1,528,427

Healthcare - Medical Product & Supplies - 4.5%
Baxter International, Inc.	25,900	1,151,255
Medtronic, Inc.	31,050	1,330,493
		2,481,748

Household Products - Non-Durable - 2.6%
Procter & Gamble Co.	16,170	1,443,981

Insurance - Property & Casualty - 5.4%
Chubb Corp.	21,253	1,504,712
XL Capital Ltd.	16,915	1,432,701
		2,937,413

Lodging - Hotels - 1.4%
Carnival Corp.	28,450	787,780

Oil - International Integrated - 2.2%
ChevronTexaco Corp.	13,700	1,212,450

Oil & Gas - Exploration & Production - 0.9%
Anadarko Petroleum Corp.	9,585	472,541

Personal Care - 1.0%
Avon Products, Inc.	10,700	558,968

Retail - Building Supplies - 3.3%
Home Depot, Inc.	7,575	278,230
Lowe's Co., Inc.	34,200	1,552,680
		1,830,910

Retail - Drug Stores - 1.1%
Walgreen Co.	15,850	612,285

Retail - General Merchandise - 6.5%
Sears, Roebuck & Co.	15,885	862,556
Target Corp.	30,150	1,148,715
Wal-Mart Stores, Inc.	28,350	1,559,533
		3,570,804

Equity Securities - Cont'd	Shares	Value
Retail - Specialty Apparel - 1.3%
TJX Companies, Inc.	35,400	$694,194

Services - Data Processing - 3.7%
First Data Corp.	36,400	1,354,080
Concord EFS, Inc.*	23,245	700,604
		2,054,684

Telephone - 4.8%
Bellsouth Corp.	26,925	848,138
Verizon Communications, Inc.	45,050	1,808,757
		2,656,895

Tobacco - 2.0%
Philip Morris Co., Inc.	25,675	1,121,484

Total Equity Securities (Cost $59,105,930)		54,780,131

U. S. Government Agencies	Principal
and Instrumentalities - 0.5%	Amount
Federal Home Loan Bank Discount Note, 1.71%, 7/5/02	$300,000	299,943

Total U. S. Government Agencies and Instrumentalities (Cost $299,943)		299,943

TOTAL INVESTMENTS (Cost $59,405,873) - 100.4%		55,080,074
Other assets and liabilities, net - (0.4%)		(228,205)
Net Assets - 100%		$54,851,869

See notes to schedules of investments and notes to financial statements.

Growth Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 99.4%	Shares	Value
Aerospace & Defense - 4.9%
General Dynamics Corp.	22,200	$2,360,970
Lockheed Martin Corp.	35,900	2,495,050
		4,856,020

Air Freight - 1.1%
FedEx Corp.	19,750	1,054,650

Banks Major Regional - 5.2%
Fifth Third Bancorp	15,250	1,016,413
J.P. Morgan Chase & Co.	40,800	1,383,936
Mellon Financial Corp.	55,900	1,756,937
Wells Fargo & Co.	20,000	1,001,200
		5,158,486

Beverages - Alcoholic - 1.4%
Anheuser-Busch Co., Inc.	27,700	1,385,000

Biotechnology - 1.0%
Idec Pharmaceuticals Corp.*	28,300	1,003,235

Building Materials - 1.1%
Masco Corp.	41,800	1,133,198

Computers - Hardware - 5.3%
Dell Computer Corp.*	106,070	2,772,670
Sun Microsystems, Inc.*	493,500	2,472,435
		5,245,105

Computers - Networking - 1.7%
3Com Corp.*	13,300	1,635,900

Computers - Software & Services - 10.5%
eBay, Inc.*	65,325	4,025,326
Microsoft Corp.*	60,675	3,318,923
Siebel Systems, Inc.*	153,470	2,182,343
Veritas Sofware Corp.*	45,600	902,424
		10,429,016

Electric Companies - 0.7%
Duke Energy Corp.	23,125	719,188

Electronics - Semiconductors - 4.7%
Intel Corp.	70,475	1,287,578
Maxim Integrated Products, Inc.*	24,550	941,001
Taiwan Semiconductor Manufacturing Co. Ltd (ADR) *	188,678	2,452,808
		4,681,387

Entertainment - 1.7%
Viacom, Inc.*	38,600	1,712,682

Equipment - Semiconductors - 2.0%
Applied Materials, Inc.*	104,925	1,995,674

Equity Securities - Cont'd	Shares	Value
Financial - Diversified - 3.4%
Capital One Financial Corp.	27,041	$1,650,853
Citigroup, Inc.	25,708	996,185
Freddie Mac Corp.	12,175	745,110
		3,392,148

Healthcare - Diversified - 2.7%
Johnson & Johnson	51,300	2,680,938

Healthcare - Drugs & Pharmaceutical - 7.5%
Pfizer, Inc.	86,735	3,035,725
Pharmacia Corp.	53,150	1,990,468
Wyeth	47,800	2,447,360
		7,473,553

Healthcare - Hospital Management - 4.6%
HCA, Inc.	41,400	1,966,500
Tenet Healthcare Corp.	36,600	2,618,730
		4,585,230

Healthcare - Managed Care - 2.8%
UnitedHealth Group	30,750	2,815,162

Healthcare - Medical Products & Supplies - 5.6%
Baxter International, Inc.	65,075	2,892,584
Immunex Corp.	26,850	599,829
Medtronic, Inc.	47,650	2,041,802
		5,534,215

Household Products - Non-Durable - 2.7%
Procter & Gamble Co.	29,600	2,643,280

Insurance - Property & Casualty - 5.4%
Chubb Corp.	38,386	2,717,729
XL Capital Ltd.	31,325	2,653,227
		5,370,956

Lodging - Hotels - 1.6%
Carnival Corp.	55,375	1,533,334

Oil & Gas - Exploration & Production - 1.0%
Anadarko Petroleum Corp.	14,840	731,612
Nabors Industries, Ltd. *	6,925	244,453
		976,065

Oil - International Integrated - 2.2%
ChevronTexaco Corp.	24,933	2,206,571

Personal Care - 1.6%
Avon Products, Inc.	30,200	1,577,648

Retail - Building Supplies - 3.3%
Home Depot, Inc.	13,700	503,201
Lowes Co.'s, Inc.	61,700	2,801,180
		3,304,381

Equity Securities - Cont'd	Shares	Value
Retail - General Merchandise - 6.9%
Sears, Roebuck & Co.	14,250	$773,775
Target Corp.	66,600	2,537,460
Walgreen Co.	16,550	639,326
Wal-Mart Stores, Inc.	53,225	2,927,907
		6,878,468

Retail - Specialty Apparel - 0.5%
TJX Companies, Inc.	25,000	490,250

Services - Commercial & Consumer - 0.8%
Cendant Corp.*	47,550	755,094

Services - Data Processing - 4.7%
Concord EFS, Inc.*	73,995	2,230,209
First Data Corp.	65,730	2,445,156
		4,675,365

Telephone - 0.8%
BellSouth Corp.	24,975	786,712

Total Equity Securities (Cost $107,975,546)		98,688,911

TOTAL INVESTMENTS (Cost $107,975,546) - 99.4%		98,688,911
Other assets and liabilities, net - 0.6%		600,467
Net Assets - 100%		$99,289,378

See notes to schedules of investments and notes to financial statements.

Small Capitalization Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 95.7%	Shares	Value
Aerospace / Defense - 0.6%
Integrated Defense Technologies, Inc.*	8,200	$241,326

Auto Parts & Equipment - 1.2%
Superior Industries International, Inc.	11,100	513,375

Banks - Regional - 2.2%
Irwin Financial Corp.	48,100	966,810

Broadcast - Television, Radio, & Cable - 7.3%
Emmis Communications Corp.*	32,800	695,032
Hispanic Broadcasting Corp.*	35,900	936,990
Lin TV Corp.*	30,100	813,904
Radio One, Inc.*	45,500	676,585
		3,122,511

Computers - Software & Services - 7.4%
Affiliated Computer Services, Inc.*	17,400	826,152
Anteon International Corp.*	17,400	439,872
Integral Systems, Inc.*	11,800	257,476
Mercury Interactive Corp.*	19,600	450,016
PayPal, Inc.*	36,700	741,377
Websense, Inc.*	17,400	444,918
		3,159,811

Consumer Finance - 4.1%
AmeriCredit Corp.*	35,400	992,970
Certegy, Inc.*	20,300	753,333
		1,746,303

Electrical Equipment - 1.0%
Herley Industries, Inc.*	19,600	415,716

Electronics - Instruments - 1.1%
AstroPower, Inc.*	24,300	477,252

Electronics - Semiconductors - 3.3%
ESS Technology, Inc.*	34,000	596,360
Microtune, Inc.*	50,800	452,628
Silicon Laboratories, Inc.*	13,300	359,898
		1,408,886

Financial - Diversified - 4.0%
Financial Federal Corp.*	28,800	953,280
Triad Guaranty, Inc.*	17,500	761,775
		1,715,055

Hardware & Tools - 1.0%
Kennametal, Inc.	12,000	439,200

Healthcare - Drug - Major Pharmaceutical - 1.1%
Axcan Pharma, Inc.*	32,600	487,044

Healthcare - Hospital Management - 2.6%
Triad Hospitals, Inc.*	26,750	1,133,665

Equity Securities - Cont'd	Shares	Value
Healthcare - Longterm Care - 1.9%
United Surgical Partners International, Inc.*	26,000	$805,480

Healthcare - Managed Care - 1.6%
Amsurg Corp.*	26,100	685,386

Healthcare - Medical Products & Supplies - 0.6%
Advanced Neuromodulation Systems, Inc.*	8,900	271,450

Healthcare - Special Services - 1.2%
Odyssey HealthCare, Inc.*	14,100	511,125

Homebuilding - 1.8%
Toll Brothers, Inc.*	27,000	791,100

Insurance - Life / Health - 3.1%
Scottish Annuity & Life Holdings, Ltd.	69,400	1,324,152

Insurance - Property & Casualty - 1.1%
Arch Capital Group, Ltd*	16,500	464,475

Investment Management - 1.6%
Affiliated Managers Group, Inc.*	11,400	701,100

Machinery - Diversified - 1.0%
FMC Technologies, Inc.*	21,000	435,960

Oil & Gas - Drilling & Equipment - 1.0%
National-Oilwell, Inc.*	20,400	429,420

Oil & Gas - Exploration & Production - 4.5%
Encore Acquisition Co.*	29,100	501,975
Pogo Producing Co.	29,200	952,504
Quicksilver Resources, Inc.*	19,200	496,320
		1,950,799

Restaurants - 2.8%
Cheesecake Factory, Inc. (The)*	18,500	656,380
Sonic Corp.*	17,400	546,534
		1,202,914

Retail - Apparel / Shoe - 3.2%
AnnTaylor Stores Corp.*	26,850	681,722
Tommy Hilfiger Corp.*	47,200	675,904
		1,357,626

Retail - Home Shopping - 0.3%
Borders Group, Inc.*	8,000	147,200

Retail - Specialty - 2.1%
Williams-Sonoma, Inc.*	29,900	916,734

Retail - Specialty, Apparel - 3.4%
HOT Topic, Inc.*	20,650	551,561
Too, Inc.*	20,000	616,000
Wet Seal, Inc.*	12,450	302,535
		1,470,096

Equity Securities - Cont'd	Shares	Value
Services - Commercial & Consumer - 15.3%
Advisory Board Co. (The)*	13,500	$489,240
Bright Horizons Family Solutions, Inc.*	28,900	956,879
Choicepoint, Inc.*	18,066	821,461
Coinstar, Inc.*	25,700	628,365
Corinthian Colleges, Inc.*	23,700	803,193
Corporate Executive Board Co.*	13,000	445,250
Education Management Corp.*	23,200	944,936
FirstService Corp.*	37,700	952,679
Sylvan Learning Systems, Inc.*	27,000	538,380
		6,580,383

Services - Computer Systems - 1.6%
Sungard Data Systems, Inc.*	25,500	675,240

Services - Data Processing - 5.3%
Alliance Data Systems Corp.*	52,200	1,333,710
Bisys Group, Inc.*	28,940	963,702
		2,297,412

Telecommunications - Cell / Wireless - 2.0%
General Communication, Inc.*	130,600	871,102

Textiles - Specialty - 1.5%
Mohawk Industries, Inc.*	10,800	664,524

Waste Management - 1.9%
Stericycle, Inc.*	22,800	807,348

Total Equity Securities (Cost $38,033,604)		41,187,980

TOTAL INVESTMENTS (Cost $38,033,604) - 95.7%		41,187,980
Other assets and liabilities, net - 4.3%		1,831,561
Net Assets - 100%		$43,019,541

See notes to schedules of investments and notes to financial statements.

MidCap Growth Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 97.9%	Shares	Value
Banks - Major Regional - 0.5%
Comerica, Inc.	6,620	$406,468

Banks - Regional - 2.3%
Compass Bancshares, Inc.	29,605	994,728
North Fork Bancorp, Inc.	17,175	683,737
		1,678,465

Beverages - Alcoholic - 0.5%
Constellation Brands, Inc.	12,750	408,000

Biotechnology - 1.8%
Cephalon, Inc.*	7,550	341,260
Idec Pharmaceuticals Corp.*	29,230	1,036,204
		1,377,464

Broadcast - Television, Radio, & Cable - 1.5%
Entercom Communications Corp.*	8,200	376,380
Univision Communications, Inc.*	23,430	735,702
		1,112,082

Building Materials - 0.6%
Masco Corp.	15,290	414,512

Communications Equipment - 1.6%
L-3 Communications Holdings, Inc.*	22,110	1,193,940

Computers - Hardware - 2.5%
Apple Computer, Inc.*	17,430	308,860
Brocade Communications Systems, Inc.*	87,375	1,527,315
		1,836,175

Computers - Peripherals - 0.5%
Lexmark International, Inc.*	7,110	386,784

Computers - Software & Services - 9.3%
eBay, Inc.*	28,650	1,765,413
Electronic Arts, Inc.*	25,225	1,666,111
Intuit, Inc.*	13,870	689,616
Peoplesoft, Inc.*	92,925	1,382,724
Rational Software Corp.*	179,070	1,470,165
		6,974,029

Containers & Packaging - Paper - 0.2%
Pactiv Corp.*	6,800	161,840

Distributors - Food & Health - 1.9%
AmerisourceBergen Corp.	18,800	1,428,800

Electronics - Component Distribution - 0.2%
W.W. Grainger, Inc.	2,330	116,733

Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors - 8.3%
Altera Corp.*	42,650	$580,040
Amkor Technology, Inc.*	33,300	207,126
Fairchild Semiconductor International, Inc.*	57,565	1,398,830
Intersil Corp.*	18,000	384,840
Microchip Technology, Inc.*	66,175	1,815,180
National Semiconductor Corp.*	63,125	1,841,356
		6,227,372

Entertainment - 0.9%
Royal Caribbean Cruises, Ltd.	35,495	692,152

Equipment - Semiconductors - 3.2%
KLA-Tencor Corp.*	16,400	721,436
Novellus Systems, Inc.*	48,750	1,657,500
		2,378,936

Foods - 0.5%
Dean Foods Co.*	10,400	387,920

Gaming, Lottery, & Parimutuals - 3.7%
Harrah's Entertainment, Inc.*	18,160	805,396
International Game Technology*	6,600	374,220
MGM MIRAGE*	47,075	1,588,781
		2,768,397

Healthcare - Drug - Major Pharmaceuticals - 1.5%
Allergan, Inc.	16,395	1,094,366

Healthcare - Hospital Management - 2.9%
Triad Hospitals, Inc.*	43,110	1,827,002
Universal Health Services, Inc.*	7,400	362,600
		2,189,602

Healthcare - Managed Care - 1.0%
Express Scripts, Inc.*	14,410	722,085

Healthcare - Medical Products & Supplies - 6.2%
Alcon, Inc.*	52,750	1,806,687
St. Jude Medical, Inc.*	21,960	1,621,746
Zimmer Holdings, Inc.*	34,065	1,214,758
		4,643,191

Healthcare - Special Services - 2.4%
Quest Diagnostics, Inc.*	20,650	1,776,933

Homebuilding - 2.1%
Lennar Corp.	25,600	1,566,720

Insurance - Life & Health - 1.9%
Anthem, Inc.*	21,200	1,430,576

Insurance - Multi-Line - 0.5%
Willis Group Holdings, Ltd *	10,500	345,555

Insurance - Property & Casualty - 4.7%
Chubb Corp.	8,050	569,940
Radian Group, Inc.	11,750	573,987
WR Berkley Corp.	15,340	843,700
XL Capital, Ltd.	17,815	1,508,931
		3,496,558

Equity Securities - Cont'd	Shares	Value
Investment Banking / Brokerage - 0.5%
LaBranche & Co., Inc.*	16,000	$366,400

Investment Management - 2.4%
Franklin Resources, Inc.	42,175	1,798,342

Manufacturing - Specialized - 2.0%
Avery Dennison Corp.	24,345	1,527,649

Oil & Gas - Drilling & Equipment - 2.8%
BJ Services Co.*	19,800	670,824
Cooper Cameron Corp.*	16,155	782,225
Smith International, Inc.*	9,050	617,120
		2,070,169

Oil & Gas - Exploration & Production - 4.1%
Devon Energy Corp.	8,520	419,866
EOG Resources, Inc.	21,875	868,437
Nabors Industries, Ltd.*	7,100	250,630
Noble Corp.*	15,070	581,702
Spinnaker Exploration Co.*	25,300	911,306
		3,031,941

Restaurants - 2.6%
Brinker International, Inc.*	37,100	1,177,925
Wendy's International, Inc.	19,725	785,647
		1,963,572

Retail - Discounters - 0.6%
Dollar Tree Stores, Inc.*	10,500	413,805

Retail - Home Shopping - 0.7%
Expedia, Inc.*	8,405	498,332

Retail - Specialty - 6.3%
Autozone, Inc.*	9,945	768,748
Bed Bath & Beyond, Inc.*	11,170	421,556
Linens 'N Things, Inc.*	25,200	826,812
Michaels Stores, Inc.*	21,200	826,800
Office Depot, Inc.*	80,475	1,351,980
Petsmart, Inc.*	31,000	497,240
		4,693,136

Retail - Specialty Apparel - 5.3%
Abercrombie and Fitch Co.*	9,885	238,426
Limited, Inc.	66,300	1,412,190
Pacific Sunwear of California, Inc.*	20,900	463,353
TJX Companies, Inc.	94,790	1,858,832
		3,972,801

Savings & Loan Companies - 1.6%
Greenpoint Financial Corp.	23,710	1,164,161

Services - Advertising / Marketing - 1.6%
Lamar Advertising Co.*	32,260	1,200,395

Services - Commercial & Consumer - 0.8%
Rent-A-Center, Inc.*	9,700	562,697

Equity Securities - Cont'd	Shares	Value
Services - Data Processing - 1.5%
Bisys Group, Inc.*	34,605	$1,152,346

Textile - Apparel - 0.9%
Jones Apparel Group, Inc.*	18,370	688,875

Tobacco - 1.0%
UST, Inc.	21,290	723,860

Total Equity Securities (Cost $77,077,691)		73,044,136

U.S. Government Agencies	Principal
and Instrumentalities - 3.2%	Amount
Fannie Mae Discount Notes:
1.70%, 7/8/02	$100,000	99,967
1.74%, 7/19/02	500,000	499,565
Federal Home Loan Bank Discount Notes:
1.76%, 7/12/02	300,000	299,839
1.73%, 8/5/02	1,500,000	1,497,477

Total U.S. Government Agencies and Instrumentalities (Cost $2,396,848)		2,396,848

TOTAL INVESTMENTS (Cost $79,474,539) - 101.1%		75,440,984
Other assets and liabilities, net - (1.1%)		(826,979)
Net Assets - 100%		$74,614,005

See notes to schedules of investments and notes to financial statements.

Emerging Growth Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 98.3%	Shares	Value
Aerospace / Defense - 0.4%
Northrop Grumman Corp.	1,300	$162,500

Agricultural Products - 0.1%
RJ Reynolds Tobacco Holdings, Inc.	800	43,000

Air Freight - 0.2%
Expeditors International Washington, Inc.	400	13,264
FedEx Corp.	1,300	69,420
		82,684

Banks - Major Regional - 1.1%
Comerica, Inc.	2,000	122,800
Mellon Financial Corp.	6,470	203,352
SouthTrust Corp.	3,600	94,032
		420,184

Banks - Regional - 0.2%
National Commerce Financial Corp.	2,500	65,750

Beverages - Alcoholic - 0.0%
Anheuser-Busch Co., Inc.	300	15,000

Biotechnology - 1.6%
Amgen, Inc.*	7,990	334,621
Digene Corp.*	2,510	29,522
Genentech, Inc.*	2,240	75,040
Genzyme Corp - General Division*	8,210	157,961
Medimmune, Inc.*	1,750	46,200
		643,344

Broadcast - Television, Radio, & Cable - 5.3%
Clear Channel Communications, Inc.*	18,100	579,562
Comcast Corp.*	4,100	97,744
COX Communications, Inc.*	1,000	27,550
Echostar Communications Corp.*	35,570	660,179
Emmis Communications Corp.*	1,740	36,871
Entercom Communications Corp.*	3,390	155,601
Hearst-Argyle Television, Inc.*	3,220	72,611
Hispanic Broadcasting Corp.*	9,400	245,340
Lin TV Corp.*	200	5,408
Univision Communications, Inc.*	5,300	166,420
USA Networks, Inc.*	300	7,035
Westwood One, Inc.*	2,640	88,229
		2,142,550

Chemicals - 0.5%
Praxair, Inc.	3,310	188,571

Equity Securities - Cont'd	Shares	Value
Communications Equipment - 1.0%
Advanced Fibre Communications, Inc.*	2,190	$36,223
Crown Castle International Corp.*	15,000	58,950
Hughes Electronics Corp.*	700	7,280
L-3 Communications Holdings, Inc.*	1,120	60,480
Motorola, Inc.	10,520	151,698
Network Associates, Inc.*	1,810	34,879
Zarlink Semiconductor, Inc.*	7,400	37,666
		387,176

Communications Technology - 0.0%
CSG Systems International, Inc.*	730	13,972

Computers - Hardware - 2.4%
Brocade Communications Systems, Inc.*	18,720	327,226
Dell Computer Corp.*	18,690	488,556
Emulex Corp.*	2,200	49,522
Hewlett-Packard Co.	2,300	35,144
McData Corp.*	6,020	53,036
		953,484

Computers - Networking - 2.4%
3Com Corp.*	1,820	223,860
Cisco Systems, Inc.*	54,160	755,532
		979,392

Computers - Peripherals - 1.0%
Lexmark International, Inc.*	7,720	419,968

Computers - Software & Services - 7.6%
Accenture Ltd.*	1,800	34,200
Adobe Systems, Inc.	1,560	44,460
Affiliated Computer Services, Inc.*	10,080	478,598
Amdocs Ltd.*	2,300	17,365
BEA Systems, Inc.*	5,550	52,781
Cadence Design Systems, Inc.*	7,560	121,867
Check Point Software Technologies Ltd.*	2,600	35,256
Citrix Systems, Inc.*	11,410	68,916
Electronic Arts, Inc.*	1,360	89,828
Jack Henry & Associates, Inc.	4,600	76,774
Legato Systems, Inc.*	3,200	11,520
Macrovision Corp.*	2,900	38,019
Microsoft Corp.*	6,900	377,430
Oracle Corp.*	61,690	584,204
Peoplesoft, Inc.*	15,950	237,336
Rational Software Corp.*	27,420	225,118
Retek, Inc.*	2,240	54,432
Siebel Systems, Inc.*	1,310	18,628
VeriSign, Inc.*	11,465	82,433
Veritas Software Corp.*	21,450	424,496
		3,073,661

Consumer Finance - 1.1%
Capital One Financial Corp.	4,250	259,462
Aramark Corp.*	7,110	177,750
		437,212

Distributors - Food & Health - 0.6%
Cardinal Health, Inc.	3,660	224,761

Equity Securities - Cont'd	Shares	Value
Electrical Equipment - 0.3%
Celestica, Inc.*	1,060	$24,073
General Electric Co.	2,620	76,111
		100,184

Electronics - Component Distribution - 0.1%
Tandberg ASA (NOK)	2,300	27,058

Electronics - Instrument - 0.4%
Tektronix, Inc.*	7,500	140,325

Electronics - Medical Systems - 0.2%
Varian Medical Systems, Inc.*	1,500	60,825

Electronics - Semiconductors - 4.4%
Analog Devices, Inc.*	17,365	515,741
Globespan Virata, Inc.*	920	3,560
Intersil Corp.*	10,992	235,009
Linear Technology Corp.	9,380	294,813
Maxim Integrated Products, Inc.*	2,320	88,926
Micrel, Inc.*	1,990	28,616
QLogic Corp.*	2,440	92,964
Skyworks Solutions, Inc.*	1,550	8,603
STMicroelectronics N.V.	7,480	181,988
Taiwan Semiconductor Manufacturing Co. Ltd (ADR)*	11,220	145,860
Texas Instruments, Inc.	5,220	123,714
Xilinx, Inc.*	2,830	63,477
		1,783,271

Entertainment - 3.9%
AOL Time Warner, Inc.*	4,110	60,458
Fox Entertainment Group, Inc.*	14,570	316,898
Viacom, Inc.*	25,990	1,153,176
Walt Disney Co.	2,700	51,030
		1,581,562

Equipment - Semiconductors - 0.8%
ASM International N.V.*	2,980	51,435
ASML Holding N.V.*	1,790	27,065
Lam Research Corp.*	2,500	35,700
Novellus Systems, Inc.*	3,320	112,880
Teradyne, Inc.*	3,200	75,200
		302,280

Financial - Diversified - 3.2%
American Express Co.	3,840	139,469
Citigroup, Inc.	11,566	448,182
Freddie Mac	10,310	630,972
Morgan Stanley Dean Witter & Co.	1,820	78,406
		1,297,029

Foods - 0.4%
Kellogg Co.	4,200	150,612

Footwear - 0.7%
Nike, Inc.	5,020	269,323

Gaming, Lottery & Parimutuel - 0.2%
International Game Technology*	1,130	64,071

Equity Securities - Cont'd	Shares	Value
Healthcare - Diversified - 0.4%
Abbott Laboratories, Inc.	2,970	$111,820
IVAX Corp.*	3,530	38,124
		149,944

Healthcare - Drug - Generic, Other - 0.5%
Barr Laboratories, Inc.*	700	44,471
Mylan Laboratories, Inc.	4,970	155,809
		200,280

Healthcare - Drug - Major Pharmaceutical - 7.9%
Allergan, Inc.	1,120	74,760
Aventis SA(EUR)	2,420	171,161
Biovail Corp.*	7,530	218,069
Eli Lilly & Co.	5,390	303,996
Forest Laboratories, Inc.*	3,060	216,648
King Pharmaceuticals, Inc.*	800	17,800
Pfizer, Inc.	23,730	830,550
Pharmacia Corp.	3,500	131,075
Sanofi - Synthelabo Groupe (EUR)	2,140	129,945
Shire Pharmaceuticals plc (ADR)*	5,225	134,857
Teva Pharmaceutical Industries Ltd.	4,935	329,559
Wyeth	12,350	632,320
		3,190,740

Healthcare - Hospital Management - 1.1%
Tenet Healthcare Corp.*	6,440	460,782

Healthcare - Managed Care - 3.1%
AdvancePCS*	300	7,182
Express Scripts, Inc.*	11,310	566,744
UnitedHealth Group, Inc.	5,800	530,990
Wellpoint Health Networks, Inc.*	1,900	147,839
		1,252,755

Healthcare - Medical Products & Supplies - 1.7%
Applied Biosystems Group - Applera Corp.	500	9,745
Baxter International, Inc.	9,150	406,717
Cytyc Corp.*	6,040	46,025
Dentsply International, Inc.	400	14,764
Fresenius Medical Care AG (EUR) (Preferred)	1,300	43,814
Stryker Corp.	3,340	178,723
		699,788

Healthcare - Special Services - 2.1%
Healthsouth Corp.*	19,170	245,184
Laboratory Corp. of America Holdings, Inc.*	8,790	401,264
Lincare Holdings, Inc.*	6,150	198,645
		845,093

Homebuilding - 0.2%
KB Home	1,450	74,689

Household Products - Non-Durable - 0.2%
Kimberly-Clark Corp.	1,510	93,620

Insurance - Life & Health - 1.2%
Anthem, Inc.*	5,090	343,473
Metlife, Inc.	4,200	120,960
		464,433

Equity Securities - Cont'd	Shares	Value
Insurance - Multi-Line - 1.8%
American International Group, Inc.	7,930	$541,064
Hartford Financial Services, Inc.	1,790	106,451
Willis Group Holdings Ltd *	2,600	85,566
		733,081

Insurance - Property & Casualty - 2.2%
ACE Ltd.	4,760	150,416
Chubb Corp.	920	65,136
Safeco Corp.	2,120	65,487
St. Paul Co., Inc.	2,065	80,370
Travelers Property Casualty Corp.*	8,890	157,353
XL Capital Ltd.	4,290	363,363
		882,125

Insurance Brokers - 0.0%
Arthur J. Gallagher & Co.	400	13,860

Investment Banking & Brokerage - 2.3%
Goldman Sachs Group, Inc.	7,175	526,286
Merrill Lynch & Co., Inc.	9,900	400,950
		927,236

Leisure Time - Products - 1.8%
Harley-Davidson, Inc.	14,490	742,902

Lodging - Hotels - 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	4,930	162,148

Manufacturing - Diversified - 0.9%
Danaher Corp.	4,400	291,940
Tyco International Ltd.	6,460	87,275
		379,215

Oil & Gas - Drilling & Equipment - 1.4%
Baker Hughes, Inc.	9,450	314,591
BJ Services Co.*	3,280	111,126
Cooper Cameron Corp.*	2,160	104,587
GlobalSanta Fe Corp.	500	13,675
Transocean Sedco Forex, Inc.	600	18,690
		562,669

Oil & Gas - Exploration & Production - 0.5%
Anadarko Petroleum Corp.	3,140	154,802
Newfield Exploration Co.*	1,100	40,887
Noble Corp.*	300	11,580
		207,269

Paper & Forest Products - 1.0%
Bowater, Inc.	1,340	72,856
International Paper Co.	7,570	329,901
		402,757

Personal Care - 0.4%
Gillette Co.	4,680	158,512

Publishing - 0.7%
McGraw-Hill Co., Inc.	2,660	158,802
Meredith Corp.	1,900	72,865
Reed International plc (GBP)	5,600	53,235
		284,902

Equity Securities - Cont'd	Shares	Value
Publishing - Newspapers - 1.4%
E.W. Scripps Co.	$1,230	$94,710
Gannett Co., Inc.	1,800	136,620
Lee Enterprises, Inc.	440	15,400
McClatchy Co.	800	51,400
New York Times Co.	2,230	114,845
Tribune Co.	3,300	143,550
		556,525

Restaurants - 2.0%
Brinker International, Inc.*	10,270	326,073
CEC Entertainment, Inc.*	3,320	137,116
Jack in the Box, Inc.*	700	22,260
Outback Steakhouse, Inc.*	5,520	193,752
Sonic Corp.*	800	25,128
Starbucks Corp.*	4,100	101,885
		806,214

Retail - Building Supplies - 1.5%
Home Depot, Inc.	10,565	388,052
Lowe's Co., Inc.	4,800	217,920
		605,972

Retail - Computers & Electronics - 0.6%
Best Buy Co., Inc.*	5,900	214,170
CDW Computer Centers, Inc.*	300	14,043
		228,213

Retail - Department Stores - 0.4%
Kohls Corp.*	2,400	168,192

Retail - Discounters - 0.9%
Dollar Tree Stores, Inc.*	3,860	152,123
Family Dollar Stores, Inc.	6,270	221,017
		373,140

Retail - Drug Stores - 1.5%
Caremark Rx, Inc.*	19,320	318,780
CVS Corp.	3,840	117,504
Walgreen Co.	4,120	159,156
		595,440

Retail - General Merchandise - 2.8%
BJ's Wholesale Club, Inc.*	5,480	210,980
Sears, Roebuck & Co.	3,310	179,733
Target Corp.	15,860	604,266
Wal-Mart Stores, Inc.	2,400	132,024
		1,127,003

Retail - Specialty - 0.8%
Barnes & Noble, Inc.*	4,635	122,503
Cost Plus, Inc.*	900	27,413
Tiffany & Co.	2,900	102,080
Williams-Sonoma, Inc.*	2,400	73,584
		325,580

Equity Securities - Cont'd	Shares	Value
Retail - Specialty Apparel - 0.2%
Talbots, Inc.	2,500	$87,500

Savings & Loan Companies - 0.0%
New York Community Bancorp, Inc.	300	8,130

Services - Advertising / Marketing - 0.1%
Catalina Marketing Corp.*	800	22,576

Services - Commercial & Consumer - 2.8%
Apollo Group, Inc.*	5,720	225,482
Cendant Corp.*	26,400	419,232
IMS Health, Inc.	18,090	324,716
Iron Mountain, Inc.*	5,230	161,346
Manpower, Inc.	200	7,350
Weight Watchers International, Inc.*	130	5,647
		1,143,773

Services - Computer Systems - 1.8%
Sabre Holdings Corp.*	7,950	284,610
Sungard Data Systems, Inc.*	16,630	440,362
		724,972

Services - Data Processing - 7.7%
Automatic Data Processing, Inc.	8,070	351,449
Bisys Group, Inc.*	19,600	652,680
CheckFree Corp.*	270	4,223
Concord EFS, Inc.*	26,530	799,614
DST Systems, Inc.*	6,590	301,229
First Data Corp.	17,360	645,792
Fiserv, Inc.*	9,195	337,548
		3,092,535

Services - Employment - 0.4%
Robert Half International, Inc.*	7,230	168,459

Telecommunications - Cell / Wireless - 0.4%
American Tower Corp., Class A*	17,920	61,824
AT&T Wireless Services, Inc.*	11,210	65,578
Bouygues Telecom (EUR)	700	19,521
		146,923

Telecommunications - Long Distance - 0.3%
Vodafone Group plc (ADR)	7,975	108,859

Tobacco - 0.6%
Philip Morris Co., Inc.	5,600	244,608

Truckers - 0.7%
United Parcel Service, Inc.	4,720	291,460

Total Equity Securities (Cost $46,147,547)		39,744,623

U. S. Government Agencies	Principal
and Instrumentalities - 1.7%	Amount	Value
Federal Home Loan Mortgage Discount Notes, 1.90%, 7/1/02	$683,000	$683,000

Total U. S. Government Agencies and Instrumentalities (Cost $683,000)		683,000

TOTAL INVESTMENT (Cost $46,830,547) - 100.0%		40,427,623
Other assets and liabilities, net - 0.0%		(17,289)
Net Assets - 100%		$40,410,334

See notes to schedules of investments and notes to financial statements.

Research Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 95.0%	Shares	Value
Aerospace / Defense - 1.4%
Northrop Grumman Corp.	2,100	$262,500

Aluminum - 0.6%
Alcoa, Inc.	3,510	116,356

Automobiles - 0.3%
Nissan Motor Co., Ltd. (JPY)	8,000	55,396

Banks - Major Regional - 4.9%
Comerica, Inc.	2,100	128,940
FleetBoston Financial Corp.	11,280	364,908
Mellon Financial Corp.	5,000	157,150
SouthTrust Corp.	4,060	106,047
Suntrust Banks, Inc.	2,800	189,616
		946,661

Banks - Money Center - 2.9%
Bank of America Corp.	7,900	555,844

Beverages - Alcoholic - 1.4%
Anheuser-Busch Co.'s, Inc.	4,300	215,000
Diageo plc (GBP)	4,571	59,377
		274,377

Biotechnology - 0.9%
Genzyme Corp. - General Division*	8,600	165,464

Broadcast - Television, Radio & Cable - 1.3%
Clear Channel Communications, Inc.*	1,270	40,666
Comcast Corp.*	3,000	71,520
Echostar Communications Corp.*	7,020	130,291
USA Networks, Inc.*	500	11,725
		254,202

Chemicals - 1.5%
Air Products & Chemicals, Inc.	1,060	53,498
Praxair, Inc.	1,210	68,934
Syngenta AG (CHF)	2,895	173,622
		296,054

Communications Equipment - 0.4%
Motorola, Inc.	4,900	70,658

Computer Hardware - 1.6%
Dell Computer Corp.*	7,900	206,506
Emulex Corp.*	4,600	103,546
		310,052

Computers - Networking - 3.0%
3Com Corp.	2,160	265,680
Cisco Systems, Inc.*	21,900	305,505
		571,185

Computers - Peripherals - 0.0%
Seagate Technology, Inc.* (Escrow)	3,390	-

Equity Securities - Cont'd	Shares	Value
Computers - Software & Services - 3.0%
Accenture Ltd.*	4,000	$76,000
Check Point Software Technologies Ltd.*	4,000	54,240
Citrix Systems, Inc.*	10,800	65,232
Oracle Corp.*	23,010	217,905
Peoplesoft, Inc.*	4,500	66,960
Rational Software Corp.*	4,690	38,505
Veritas Software Corp.*	2,728	53,987
		572,829

Consumer Finance - 2.0%
Capital One Financial Corp.	6,280	383,394

Containers & Packaging - Paper - 0.3%
Smurfit-Stone Container Corp.*	4,400	67,848

Electrical Equipment - 2.4%
General Electric Co.	10,000	290,500
SPX Corp.*	1,450	170,375
		460,875

Electronics - Semiconductors - 3.2%
Analog Devices, Inc.*	7,990	237,303
Atmel Corp.*	7,580	47,451
Linear Technology Corp.	5,200	163,436
Maxim Integrated Products, Inc.*	2,300	88,159
QLogic Corp.*	2,044	77,876
		614,225

Entertainment - 3.6%
AOL Time Warner, Inc.*	5,400	79,434
Fox Entertainment Group, Inc.*	700	15,225
Viacom, Inc.*	13,562	601,746
		696,405

Equipment - Semiconductors - 0.4%
Teradyne, Inc.*	3,100	72,850

Financial - Diversified - 4.1%
Citigroup, Inc.	7,066	273,807
Fannie Mae	3,460	255,175
Freddie Mac	4,410	269,892
		798,874

Foods - 0.8%
Kellogg Co.	1,400	50,204
Unilever N.V. (EUR)	1,500	98,033
		148,237

Footwear - 0.6%
Nike, Inc.	2,000	107,300

Healthcare - Drugs Major Pharmaceutical - 6.7%
Eli Lilly & Co.	4,600	259,440
Pfizer, Inc.	19,495	682,325
Wyeth Pharmaceutical	6,800	348,160
		1,289,925

Healthcare - Hospital Management - 0.4%
Tenet Healthcare Corp.*	1,000	71,550

Equity Securities - Cont'd	Shares	Value
Healthcare - Managed Care - 0.3%
Cigna Corp.	590	$57,478

Healthcare - Medical Products & Supplies - 1.4%
Applied Biosystems Group - Applera Corp.	5,140	100,179
Baxter International, Inc.	4,000	177,800
		277,979

Healthcare - Special Services - 1.4%
Healthsouth Corp.*	9,000	115,110
Laboratory Corp. of America Holdings, Inc.*	2,100	95,865
Lincare Holdings, Inc.*	1,800	58,140
		269,115

Homebuilding - 0.7%
Lennar Corp.	2,300	140,760

Household Products - Non-Durable - 2.0%
Kimberly-Clark Corp.	1,600	99,200
Procter & Gamble Co.	3,300	294,690
		393,890

Insurance - Life & Health - 2.3%
Aflac, Inc.	4,910	157,120
Metlife, Inc.	10,130	291,744
		448,864

Insurance - Multi-Line - 1.6%
American International Group, Inc.	1,690	115,309
Hartford Financial Services, Inc.	1,800	107,046
Willis Group Holdings Ltd. *	2,600	85,566
		307,921

Insurance - Property & Casualty - 6.7%
ACE Ltd.	8,100	255,960
Allstate Corp.	3,500	129,430
Chubb Corp.	4,000	283,200
St. Paul Co., Inc.	3,180	123,766
Travelers Property Casualty Corp.*	13,200	233,640
XL Capital Ltd.	3,100	262,570
		1,288,566

Investment Banking / Brokerage - 2.1%
Charles Schwab Corp.	2,500	28,000
Goldman Sachs Group, Inc.	2,700	198,045
Merrill Lynch & Co., Inc.	4,500	182,250
		408,295

Leisure Time - Products - 1.2%
Harley-Davidson, Inc.	4,430	227,126

Lodging - Hotels - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	2,000	65,780

Manufacturing - Diversified - 2.3%
Danaher Corp.	3,400	225,590
Illinois Tool Works, Inc.	3,200	218,560
		444,150

Natural Gas - 0.2%
Equitable Resources, Inc.	940	32,242

Equity Securities - Cont'd	Shares	Value
Oil - International Integrated - 4.6%
BP plc	80	$672
EnCana Corp. (CAD)	2,500	76,875
Exxon Mobil Corp.	16,248	664,868
TotalFinaElf S.A. (EUR)	870	140,990
		883,405

Oil & Gas - Drilling & Equipment - 0.7%
Baker Hughes, Inc.	1,600	53,264
GlobalSanta Fe Corp.	3,098	84,730
		137,994

Oil & Gas - Exploration & Production - 1.3%
Anadarko Petroleum Corp.	900	44,370
Apache Corp.	1,765	101,452
Devon Energy Corp.	2,160	106,445
		252,267

Paper & Forest Products - 0.8%
International Paper Co.	3,500	152,530

Personal Care - 0.5%
Avon Products, Inc.	300	15,672
Estee Lauder Co., Inc.	100	3,520
Gillette Co.	2,500	84,675
		103,867

Publishing - Newspapers - 0.5%
Gannett Co., Inc.	600	45,540
Tribune Co.	1,000	43,500
		89,040

Retail - Building Supplies - 2.2%
Home Depot, Inc.	9,300	341,589
Lowe's Co., Inc.	1,800	81,720
		423,309

Retail - Food Chains - 1.1%
Safeway, Inc.*	7,000	204,330

Retail - General Merchandise - 6.3%
Sears, Roebuck & Co.	4,900	266,070
Target Corp.	6,400	243,840
Wal-Mart Stores, Inc.	12,790	703,578
		1,213,488

Services - Computer Systems - 1.1%
Sabre Holdings Corp.*	2,800	100,240
Sungard Data Systems, Inc.*	4,200	111,216
		211,456

Services - Data Processing - 1.4%
Automatic Data Processing, Inc.	3,210	139,795
First Data Corp.	3,400	126,480
		266,275

Telecommunications - Long Distance - 0.7%
AT&T Corp.	9,000	96,300
AT&T Corp. Ex-Distribution Shares*	8,700	33,495
		129,795

Equity Securities - Cont'd	Shares	Value
Telephone - 1.3%
Bellsouth Corp.	8,200	$258,300

Tobacco - 1.1%
Philip Morris Co.'s, Inc.	4,800	209,664

Truckers - 1.2%
United Parcel Service, Inc.	3,900	240,825

Total Equity Securities (Cost $20,068,465)		18,301,772

U.S. Government Agencies	Principal
and Instrumentalities - 4.0%	Amount
Fannie Mae Discount Notes, 1.90%, 7/1/02	$777,000	777,000

Total U.S. Government Agencies and Instrumentalities (Cost $777,000)		777,000

TOTAL INVESTMENTS (Cost $20,845,465) - 99.0%		19,078,772
Other assets and liabilities, net - 1.0%		183,986
Net Assets - 100%		$19,262,758

See notes to schedules of investments and notes to financial statements.

Growth with Income Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 97.4%	Shares	Value
Aerospace / Defense - 0.9%
General Dynamics Corp.	140	$14,889
Lockheed Martin Corp.	390	27,105
Northrop Grumman Corp.	1,070	133,750
		175,744

Air Freight - 0.2%
FedEx Corp.	920	49,128

Aluminum - 1.0%
Alcoa, Inc.	5,990	198,569

Banks - Major Regional - 4.0%
Bank of Ireland (EUR)	1,200	14,916
Bank of New York Co., Inc.	1,640	55,350
Comerica, Inc.	2,160	132,624
FleetBoston Financial Corp.	5,190	167,897
Mellon Financial Corp.	3,840	120,691
SunTrust Banks, Inc.	380	25,734
US Bancorp	2,370	55,340
Wells Fargo & Co.	4,850	242,791
		815,343

Banks - Money Center - 2.0%
Bank of America Corp.	5,290	372,204
Wachovia Corp.	780	29,780
		401,984

Beverages - Alcoholic - 1.5%
Anheuser-Busch Co.'s, Inc.	3,950	197,500
Diageo plc (GBP)	8,342	108,363
		305,863

Beverages - Non-alcoholic - 1.6%
Coca-Cola Co.	720	40,320
Pepsico, Inc.	5,723	275,849
		316,169

Broadcast - Television, Radio & Cable - 0.7%
Clear Channel Communications, Inc.*	2,910	93,178
Comcast Corp.*	790	18,834
Echostar Communications Corp.*	590	10,950
News Corp. (AUD)	3,025	16,487
Univision Communications, Inc.*	400	12,560
		152,009

Chemicals - 1.9%
Air Products & Chemicals, Inc.	1,830	92,360
E.I. Du Pont de Nemours & Co.	700	31,080
Praxair, Inc.	2,590	147,552
Rohm & Haas Co.	350	14,172
Syngenta AG (CHF)	1,648	98,836
		384,000

Equity Securities - Cont'd	Shares	Value
Communications Equipment - 0.4%
Motorola, Inc.	4,700	$67,774
Nokia OYJ (ADR)	1,060	15,349
		83,123

Computers - Hardware - 2.9%
Dell Computer Corp.*	4,250	111,095
Hewlett-Packard Co.	5,759	87,998
International Business Machines Corp.	5,250	378,000
Sun Microsystems, Inc.*	2,160	10,822
		587,915

Computers - Networking - 3.0%
3Com Corp.	1,990	244,770
Cisco Systems, Inc.*	25,580	356,841
		601,611

Computers - Peripherals - 0.2%
EMC Corp.*	1,310	9,891
Lexmark International, Inc.*	470	25,568
		35,459

Computers - Software & Services - 4.6%
Accenture Ltd.*	2,200	41,800
Adobe Systems, Inc.	1,720	49,020
Microsoft Corp.*	9,950	544,265
Oracle Corp.*	19,070	180,593
Peoplesoft, Inc.*	2,410	35,861
Rational Software Corp.*	1,140	9,359
Siebel Systems, Inc.*	1,180	16,780
Veritas Software Corp.*	3,330	65,901
		943,579

Consumer Finance - 0.6%
Capital One Financial Corp.	2,010	122,711

Distributors - Food & Health - 0.7%
Cardinal Health, Inc.	1,580	97,028
Kraft Foods, Inc.	380	15,561
Sysco Corp.	1,450	39,469
		152,058

Electric Companies - 1.2%
Dominion Resources, Inc.	1,340	88,708
Duke Energy Corp.	770	23,947
Exelon Corp.	1,975	103,293
PG&E Corp.*	1,390	24,867
TXU Corp. (Growth Prides)*	260	6,999
		247,814

Electrical Equipment - 2.5%
General Electric Co.	16,960	492,688
Molex, Inc.	380	12,741
		505,429

Electronics - Instruments - 0.2%
Agilent Technologies, Inc.*	1,290	30,509

Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors - 2.2%
Analog Devices, Inc.*	5,220	$155,034
Intel Corp.	3,430	62,666
Linear Technology Corp.	1,820	57,203
Maxim Integrated Products, Inc.*	1,160	44,463
STMicroelectronics N.V.	1,310	31,872
Texas Instruments, Inc.	4,480	106,176
		457,414

Entertainment - 3.3%
AOL Time Warner, Inc.*	5,840	85,906
Fox Entertainment Group, Inc.*	580	12,615
Viacom, Inc.*	11,455	508,258
Walt Disney Co.	3,780	71,442
		678,221

Equipment - Semiconductors - 0.5%
Lam Research Corp.*	600	10,788
Novellus Systems, Inc.*	2,000	68,000
Teradyne, Inc.*	600	14,100
		92,888

Financial - Diversified - 7.4%
American Express Co.	2,500	90,800
Citigroup, Inc.	13,096	507,470
Fannie Mae	3,240	238,950
Freddie Mac	8,490	519,588
J.P. Morgan Chase & Co.	490	16,621
Morgan Stanley Dean Witter & Co.	1,700	73,236
State Street Corp.	1,580	70,626
		1,517,291

Foods - 0.4%
JM Smucker Co. (The)	1	34
Kellogg Co.	800	28,688
Unilever N.V. (ADR)	790	51,192
		79,914

Footwear - 0.4%
Nike, Inc.	1,470	78,866

Hardware & Tools - 0.1%
Black & Decker Corp.	400	19,280

Healthcare - Diversified - 1.6%
Abbott Laboratories, Inc.	3,730	140,435
Johnson & Johnson	3,360	175,594
		316,029

Healthcare - Drug-Major Pharmaceutical - 8.2%
Allergan, Inc.	990	66,083
Aventis SA (EUR)	880	62,240
Eli Lilly & Co.	3,880	218,832
GlaxoSmithKline plc (ADR)	700	30,198
Merck & Co., Inc.	1,820	92,165
Pfizer, Inc.	21,005	735,175
Pharmacia Corp.	1,440	53,928
Wyeth	7,920	405,504
		1,664,125

Equity Securities - Cont'd	Shares	Value
Healthcare - Hospital Management - 1.0%
HCA, Inc.	4,340	$206,150

Healthcare - Managed Care - 0.9%
Cigna Corp.	820	79,884
UnitedHealth Group, Inc.	1,030	94,296
		174,180

Healthcare - Medical Products & Supplies - 1.0%
Applied Biosystems Group - Applera Corp.	440	8,576
Baxter International, Inc.	1,590	70,675
Medtronic, Inc.	2,240	95,984
Stryker Corp.	700	37,457
		212,692

Healthcare - Special Services - 0.2%
Healthsouth Corp.*	2,820	36,068

Household Products - Non-Durable - 1.6%
Kimberly-Clark Corp.	850	52,700
Procter & Gamble Co.	3,060	273,258
		325,958

Insurance - Life & Health - 1.0%
Aflac, Inc.	1,270	40,640
Metlife, Inc.	4,360	125,568
UnumProvident Corp.	1,590	40,465
		206,673

Insurance - Multi-Line - 2.2%
American International Group, Inc.	4,340	296,118
Hartford Financial Services, Inc.	2,500	148,675
		444,793

Insurance - Property & Casualty - 2.2%
ACE Ltd.	800	25,280
Allstate Corp.	1,190	44,006
Chubb Corp.	1,440	101,952
St. Paul Co.'s, Inc.	3,330	129,604
Travelers Property Casualty Corp.*	3,120	55,224
XL Capital Ltd.	1,080	91,476
		447,542

Insurance Brokers - 0.2%
Marsh & McLennan Co.'s	510	49,266

Investment Banking / Brokerage - 1.5%
Goldman Sachs Group, Inc.	1,940	142,299
Merrill Lynch & Co., Inc.	4,200	170,100
		312,399

Leisure Time - Products - 0.3%
Harley-Davidson, Inc.	1,080	55,372

Machinery - Diversified - 0.6%
Caterpillar, Inc.	950	46,502
Deere & Co.	1,630	78,077
		124,579

Equity Securities - Cont'd	Shares	Value
Manufacturing - Diversified - 1.2%
Danaher Corp.	1,270	$84,264
Illinois Tool Works, Inc.	1,260	86,058
ITT Industries, Inc.	410	28,946
Tyco International, Ltd.	3,520	47,555
		246,823

Manufacturing - Specialized - 0.4%
Avery Dennison Corp.	570	35,767
Ingersoll-Rand Co.	1,050	47,943
		83,710

Natural Gas - 0.2%
NiSource, Inc.	1,880	41,040

Oil & Gas - Drilling & Equipment - 1.3%
Baker Hughes, Inc.	3,010	100,203
GlobalSanta Fe Corp.	2,690	73,571
Schlumberger, Ltd.	1,830	85,095
		258,869

Oil & Gas - Exploration & Production - 0.6%
Anadarko Petroleum Corp.	1,450	71,485
Apache Corp.	475	27,303
Devon Energy Corp.	190	9,363
Unocal Corp.	490	18,101
		126,252

Oil - International Integrated - 4.7%
BP plc (ADR)	4,022	203,071
ChevronTexaco Corp.	670	59,295
EnCana Corp.	1,900	58,140
EnCana Corp. (CAD)	810	24,907
Exxon Mobil Corp.	14,484	592,685
TotalFinaElf S.A. (EUR)	170	27,550
		965,648

Paper & Forest Products - 0.8%
International Paper Co.	3,730	162,553

Personal Care - 1.1%
Avon Products, Inc.	300	15,672
Estee Lauder Co.'s, Inc.	1,150	40,480
Gillette Co.	4,940	167,318
		223,470

Photography / Imaging - 0.2%
Eastman Kodak Co.	1,310	38,213

Publishing - 0.3%
McGraw-Hill Co.'s, Inc.	970	57,909

Publishing - Newspapers - 2.2%
Gannett Co., Inc.	3,080	233,772
New York Times Co.	3,780	194,670
Tribune Co.	690	30,015
		458,457

Equity Securities - Cont'd	Shares	Value
Railroads - 1.1%
Canadian National Railway Co.	3,061	$158,560
Union Pacific Corp.	1,160	73,405
		231,965

Retail - Building Supplies - 1.4%
Home Depot, Inc.	4,540	166,754
Lowe's Co.'s, Inc.	2,800	127,120
		293,874

Retail - Discounters - 0.3%
Family Dollar Stores, Inc.	1,540	54,285

Retail - Drug Stores - 0.4%
Caremark Rx, Inc.*	300	4,950
CVS Corp.	1,000	30,600
Walgreen Co.	1,430	55,241
		90,791

Retail - Food Chains - 0.8%
Kroger Co.*	4,380	87,162
Safeway, Inc.*	2,860	83,483
		170,645

Retail - General Merchandise - 5.8%
BJ's Wholesale Club, Inc.*	570	21,945
Costco Wholesale Corp.*	1,310	50,592
Sears, Roebuck & Co.	5,200	282,360
Target Corp.	5,770	219,837
Wal-Mart Stores, Inc.	11,140	612,811
		1,187,545

Savings & Loan Companies - 0.1%
Charter One Financial, Inc.	400	13,752

Services - Commercial & Consumer - 0.1%
Cendant Corp.*	880	13,974

Services - Data Processing - 1.7%
Automatic Data Processing, Inc.	2,180	94,939
Concord EFS, Inc.*	1,470	44,306
First Data Corp.	5,760	214,272
		353,517

Telecommunications - Cell / Wireless - 0.0%
AT&T Wireless Services, Inc.*	4	23

Telecommunications - Long Distance - 0.2%
AT&T Corp.	4,720	50,504

Telephone - 3.1%
Alltel Corp.	460	21,620
Bellsouth Corp.	7,250	228,375
BT Group plc (GBP)	3,600	13,832
SBC Communications, Inc.	4,640	141,520
Verizon Communications, Inc.	5,340	214,401
		619,748

Equity Securities - Cont'd	Shares	Value
Tobacco - 1.7%
Philip Morris Co.'s, Inc.	7,980	$348,566

Truckers - 0.6%
United Parcel Service, Inc.	1,930	119,177

Waste Management - 0.2%
Waste Management, Inc.	1,920	50,016

Total Equity Securities (Cost $21,233,282)		19,870,043

U.S. Government Agencies and Instrumentalities - 2.1%	Par Value
Fannie Mae Discount Notes, 1.90%, 7/1/02	$430,000	430,000

Total U.S. Government Agencies and Instrumentalities (Cost $430,000)		430,000

TOTAL INVESTMENTS (Cost $21,663,282) - 99.5%		20,300,043
Other assets and liabilities, net - 0.5%		95,503
Net Assets - 100%		$20,395,546

See notes to schedules of investments and notes to financial statements.

Index 500 Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 97.2%	Shares	Value
Aerospace / Defense - 1.1%
Boeing Co.	10,800	$486,000
General Dynamics Corp.	2,600	276,510
Goodrich Corp.	1,400	38,248
Lockheed Martin Corp.	5,900	410,050
Northrop Grumman Corp.	1,400	175,000
		1,385,808

Agricultural Products - 0.1%
Archer-Daniels-Midland Co.	8,392	107,334

Air Freight - 0.2%
FedEx Corp.	3,800	202,920

Airlines - 0.2%
AMR Corp.*	2,100	35,406
Delta Air Lines, Inc.	1,500	30,000
Southwest Airlines Co.	10,150	164,024
		229,430

Aluminum - 0.4%
Alcan, Inc.	4,100	153,832
Alcoa, Inc.	11,020	365,313
		519,145

Auto Parts & Equipment - 0.3%
Cooper Tire & Rubber Co.	800	16,440
Dana Corp.	2,200	40,766
Delphi Automotive Systems Corp.	7,100	93,720
Genuine Parts Co.	2,200	76,714
Goodyear Tire & Rubber Co.	2,300	43,033
Snap-On, Inc.	900	26,721
TRW, Inc.	1,600	91,168
Visteon Corp.	1,800	25,560
		414,122

Automobiles - 0.6%
Ford Motor Co.	23,390	374,240
General Motors Corp.	7,172	383,343
		757,583

Banks - Major Regional - 4.7%
Amsouth Bancorp.	4,700	105,186
Bank of New York Co., Inc.	9,500	320,625
Bank One Corp.	15,200	584,896
BB&T Corp.	6,300	243,180
Comerica, Inc.	2,300	141,220
Fifth Third Bancorp.	7,583	505,407
FleetBoston Financial Corp.	13,452	435,172
Huntington Bancshares, Inc.	3,130	60,785
KeyCorp, Ltd.	5,500	150,150
Mellon Financial Corp.	5,800	182,294
National City Corp.	7,900	262,675
Northern Trust Corp.	2,900	127,774
PNC Financial Services Group, Inc.	3,600	188,208
Regions Financial Corp.	3,100	108,965

Equity Securities - Cont'd	Shares	Value
Banks - Major Regional - Cont'd
SouthTrust Corp.	4,700	$122,764
Suntrust Banks, Inc.	3,700	250,564
Synovus Financial Corp.	3,900	107,328
Union Planters Corp.	2,700	87,399
US Bancorp.	24,621	574,900
Wells Fargo & Co.	22,100	1,106,326
Zions Bancorp.	1,100	57,310
		5,723,128

Banks - Money Center - 1.7%
Bank of America Corp.	19,900	1,400,164
Wachovia Corp.	17,800	679,604
		2,079,768

Banks - Regional - 0.1%
First Tennessee National Corp.	1,600	61,280
Marshall & Ilsley Corp.	2,800	86,604
		147,884

Beverages - Alcoholic - 0.5%
Adolph Coors Co.	400	24,920
Anheuser-Busch Co.'s, Inc.	11,300	565,000
Brown-Forman Corp.	900	62,100
		652,020

Beverages - Non-alcoholic - 2.6%
Coca-Cola Co.	32,100	1,797,600
Coca-Cola Enterprises, Inc.	6,000	132,480
Pepsi Bottling Group, Inc.	3,600	110,880
Pepsico, Inc.	22,770	1,097,514
		3,138,474

Biotechnology - 0.9%
Amgen, Inc.*	13,500	565,380
Biogen, Inc.*	2,000	82,860
Chiron Corp.*	2,600	91,910
Genzyme Corp - General Division*	2,800	53,872
Immunex Corp.*	7,000	156,380
Medimmune, Inc.*	3,300	87,120
		1,037,522

Broadcast - Television, Radio, Cable - 0.5%
Clear Channel Communications, Inc.*	7,900	252,958
Comcast Corp.*	12,100	288,464
Univision Communications, Inc.*	2,700	84,780
		626,202

Building Materials - 0.1%
Masco Corp.	6,100	165,371

Chemicals - 1.5%
Air Products & Chemicals, Inc.	2,900	146,363
Dow Chemical Co.	11,822	406,440
E.I. Du Pont de Nemours & Co.	12,800	568,320
Eastman Chemical Co.	1,100	51,590
Ecolab, Inc.	1,600	73,968
Engelhard Corp.	1,600	45,312
Great Lakes Chemical Corp.	600	15,894
Hercules, Inc.*	1,700	19,720
International Flavors & Fragrances, Inc.	1,300	42,237

Equity Securities - Cont'd	Shares	Value
Chemicals - Cont'd
PPG Industries, Inc.	2,100	$129,990
Praxair, Inc.	2,100	119,637
Rohm & Haas Co.	3,000	121,470
Sigma-Aldrich Corp.	900	45,135
		1,786,076

Communications Equipment - 0.9%
ADC Telecommunications, Inc.*	9,800	22,442
Andrew Corp.*	1,200	17,196
CIENA Corp.*	4,600	19,274
Comverse Technology, Inc.*	2,400	22,224
Corning, Inc.	12,600	44,730
JDS Uniphase Corp.*	17,900	47,793
Lucent Technologies, Inc.	44,200	73,372
Motorola, Inc.	29,201	421,078
Nortel Networks Corp.*	50,100	72,645
Qualcomm, Inc.*	9,800	269,402
Scientific-Atlanta, Inc.	1,900	31,255
Tellabs, Inc.*	5,300	32,860
		1,074,271

Computers - Hardware - 2.8%
Apple Computer, Inc.*	4,500	79,740
Dell Computer Corp.*	33,700	880,918
Gateway, Inc.*	4,700	20,868
Hewlett-Packard Co.	38,884	594,147
International Business Machines Corp.	22,100	1,591,200
NCR Corp.*	1,400	48,440
Palm, Inc.*	8,109	14,272
Sun Microsystems, Inc.*	42,900	214,929
		3,444,514

Computers - Networking - 1.7%
3Com Corp.	5,000	615,000
Avaya, Inc.*	3,658	18,107
Cisco Systems, Inc.*	94,500	1,318,275
Network Appliance, Inc.*	4,100	51,004
		2,002,386

Computers - Peripherals - 0.3%
EMC Corp.*	28,700	216,685
Lexmark International, Inc.*	1,700	92,480
		309,165

Computers - Software & Services - 4.5%
Adobe Systems, Inc.	3,200	91,200
Autodesk, Inc.	1,200	15,900
BMC Software, Inc.*	3,000	49,800
Citrix Systems, Inc.*	2,400	14,496
Computer Associates International, Inc.	7,700	122,353
Compuware Corp.*	5,400	32,778
Intuit, Inc.*	2,800	139,216
Mercury Interactive Corp.*	1,200	27,552
Microsoft Corp.*	70,000	3,829,000
Novell, Inc.*	5,300	17,013
Oracle Corp.*	71,600	678,052
Parametric Technology Corp.*	3,900	13,377
Peoplesoft, Inc.*	3,900	58,032
Rational Software Corp.*	2,600	21,346
Siebel Systems, Inc.*	6,000	85,320

Equity Securities - Cont'd	Shares	Value
Computers - Software & Services - Cont'd
Unisys Corp.*	4,600	$41,400
Veritas Software Corp.*	5,300	104,887
Yahoo, Inc.*	7,400	109,224
		5,450,946

Construction Materials - 0.1%
Vulcan Materials Co.	1,400	61,320

Consumer - Jewelry, Novelty, Gifts - 0.0%
American Greetings Corp.	900	14,994

Consumer Finance - 0.8%
Capital One Financial Corp.	2,800	170,940
Countrywide Credit Industries, Inc.	1,700	82,025
Household International, Inc.	6,000	298,200
MBNA Corp.	10,900	360,463
Providian Financial Corp.	4,000	23,520
		935,148

Containers & Packaging - Metal & Glass - 0.0%
Ball Corp.	800	33,184

Containers & Packaging - Paper - 0.1%
Bemis Co.	600	28,500
Pactiv Corp.*	2,100	49,980
Temple-Inland, Inc.	700	40,502
		118,982

Distributors - Food & Health - 0.7%
AmerisourceBergen Corp.	1,403	106,628
Cardinal Health, Inc.	5,750	353,108
McKesson Corp.	3,600	117,720
Supervalu, Inc.	1,600	39,248
Sysco Corp.	8,800	239,536
		856,240

Electric Companies - 2.5%
Allegheny Energy, Inc.	1,600	41,200
Ameren Corp.	1,800	77,418
American Electric Power Co.	4,300	172,086
Cinergy Corp.	2,000	71,980
CMS Energy Corp.	1,800	19,764
Consolidated Edison, Inc.	2,700	112,725
Constellation Energy Group, Inc.	2,100	61,614
Dominion Resources, Inc.	3,516	232,759
DTE Energy Co.	2,100	93,744
Duke Energy Corp.	10,700	332,770
Edison International*	4,300	73,100
Entergy Corp.	3,000	127,320
Exelon Corp.	4,250	222,275
FirstEnergy Corp.	3,761	125,542
FPL Group, Inc.	2,200	131,978
Mirant Corp.*	4,636	33,843
PG&E Corp.*	5,200	93,028
Pinnacle West Capital Corp.	1,200	47,400
PPL Corp.	1,800	59,544
Progress Energy, Inc.	2,941	152,961
Public Service Enterprise Group, Inc.	2,700	116,910
Reliant Energy, Inc.	4,000	67,600
Southern Co.	9,100	249,340

Equity Securities - Cont'd	Shares	Value
Electric Companies - Cont'd
Teco Energy, Inc.	1,800	$44,550
TXU Corp.	3,500	180,425
XCEL Energy, Inc.	4,645	77,897
		3,019,773

Electrical Equipment - 3.6%
American Power Conversion Corp.*	2,800	35,364
Emerson Electric Co.	5,500	294,305
General Electric Co.	128,500	3,732,925
Molex, Inc.	2,525	84,663
Power-One, Inc.*	1,100	6,842
Rockwell Collins, Inc.	2,300	63,066
Rockwell International Corp.	2,300	45,954
Sanmina-SCI Corp.*	7,000	44,170
Solectron Corp.*	9,900	60,885
Symbol Technologies, Inc.	3,300	28,050
Thomas & Betts Corp.	900	16,740
		4,412,964

Electronics - Component Distributor - 0.0%
W.W. Grainger, Inc.	1,200	60,120

Electronics - Defense - 0.2%
Raytheon Co.	5,100	207,825

Electronics - Instruments - 0.2%
Agilent Technologies, Inc.*	5,978	141,380
PerkinElmer, Inc.	1,400	15,470
Tektronix, Inc.*	1,400	26,194
Waters Corp.*	1,700	45,390
		228,434

Electronics - Semiconductors - 2.7%
Advanced Micro Devices, Inc.*	4,400	42,768
Agere Systems, Inc.*	1	2
Altera Corp.*	5,300	72,080
Analog Devices, Inc.*	4,800	142,560
Applied Micro Circuits Corp.*	4,400	20,812
Broadcom Corp.*	3,500	61,390
Intel Corp.	86,300	1,576,701
Linear Technology Corp.	4,200	132,006
LSI Logic Corp.*	4,700	41,125
Maxim Integrated Products, Inc.*	4,300	164,819
Micron Technology, Inc.*	8,000	161,760
National Semiconductor Corp.*	2,200	64,174
Nvidia Corp.*	1,800	30,924
PMC - Sierra, Inc.*	2,300	21,321
QLogic Corp.*	1,200	45,720
Texas Instruments, Inc.	22,300	528,510
Vitesse Semiconductor Corp.*	2,800	8,708
Xilinx, Inc.*	4,400	98,692
		3,214,072

Engineering & Construction - 0.0%
Fluor Corp.	1,100	42,845
McDermott International, Inc.*	900	7,290
		50,135

Equity Securities - Cont'd	Shares	Value
Entertainment - 2.0%
AOL Time Warner, Inc.*	57,400	$844,354
Viacom, Inc.*	22,831	1,013,011
Walt Disney Co.	26,600	502,740
		2,360,105

Equipment - Semiconductors - 0.5%
Applied Materials, Inc.*	21,400	407,028
KLA-Tencor Corp.*	2,500	109,975
Novellus Systems, Inc.*	1,800	61,200
Teradyne, Inc.*	2,500	58,750
		636,953

Financial - Diversified - 5.9%
AMBAC Financial Group, Inc.	1,300	87,360
American Express Co.	17,100	621,072
Citigroup, Inc.	66,506	2,577,107
Equity Office Properties Trust	5,500	165,550
Equity Residential Properties Trust	3,500	100,625
Fannie Mae	12,900	951,375
Freddie Mac	8,900	544,680
J.P. Morgan Chase & Co.	25,930	879,546
Moody's Corp.	2,100	104,475
Morgan Stanley Dean Witter & Co.	14,200	611,736
Simon Property Group, Inc.	2,200	81,048
SLM Corp.	2,000	193,800
State Street Corp.	4,200	187,740
		7,106,114

Foods - 1.5%
Campbell Soup Co.	5,300	146,598
Conagra, Inc.	7,000	193,550
General Mills, Inc.	4,700	207,176
H.J. Heinz Co.	4,400	180,840
Hershey Foods Corp.	1,800	112,500
Kellogg Co.	5,300	190,058
Sara Lee Corp.	10,000	206,400
Unilever N.V. (ADR)	7,300	473,040
William Wrigley Jr. Co.	2,900	160,515
		1,870,677

Footwear - 0.2%
Nike, Inc.	3,400	182,410
Reebok International, Ltd.*	900	26,550
		208,960

Gaming, Lottery, Parimutuel - 0.1%
Harrah's Entertainment, Inc.*	1,400	62,090
International Game Technology*	1,000	56,700
		118,790

Gold and Precious Metals Mining - 0.3%
Barrick Gold Corp.	6,796	129,056
Newmont Mining Corp.	4,900	129,017
Placer Dome, Inc.	4,200	47,082
		305,155

Hardware & Tools - 0.1%
Black & Decker Corp.	1,000	48,200
Stanley Works	1,100	45,111
		93,311

Equity Securities - Cont'd	Shares	Value
Healthcare - Diversified - 2.8%
Abbott Laboratories, Inc.	20,200	$760,530
Bristol-Myers Squibb Co.	24,900	639,930
Johnson & Johnson	38,932	2,034,586
		3,435,046

Healthcare - Drugs - Generic - 0.0%
Watson Pharmaceutical, Inc.*	1,500	37,905

Healthcare - Drugs - Major Pharmaceuticals - 6.2%
Allergan, Inc.	1,600	106,800
Eli Lilly & Co.	14,600	823,440
Forest Laboratories, Inc.*	2,300	162,840
King Pharmaceuticals, Inc.*	3,200	71,200
Merck & Co., Inc.	29,400	1,488,816
Pfizer, Inc.	80,675	2,823,625
Pharmacia Corp.	16,677	624,554
Schering-Plough Corp.	19,100	469,860
Wyeth	17,100	875,520
		7,446,655

Healthcare - Hospital Management - 0.6%
HCA, Inc.	6,700	318,250
Health Management Associates, Inc.*	3,300	66,495
Tenet Healthcare Corp.*	4,200	300,510
		685,255

Healthcare - Longterm Care - 0.0%
Manor Care, Inc.*	1,500	34,500

Healthcare - Managed Care - 0.7%
Aetna, Inc.	1,900	91,143
Cigna Corp.	1,800	175,356
Humana, Inc.*	2,000	31,260
UnitedHealth Group, Inc.	4,000	366,200
Wellpoint Health Networks, Inc.*	1,800	140,058
		804,017

Healthcare - Medical Products & Support - 1.6%
Applied Biosystems Group - Applera Corp.	2,800	54,572
Bausch & Lomb, Inc.	700	23,695
Baxter International, Inc.	7,800	346,710
Becton Dickinson & Co.	3,500	120,575
Biomet, Inc.	3,675	99,666
Boston Scientific Corp.*	5,400	158,328
C.R. Bard, Inc.	600	33,948
Guidant Corp.*	3,900	117,897
Medtronic, Inc.	15,600	668,460
St. Jude Medical, Inc.*	1,200	88,620
Stryker Corp.	2,500	133,775
Zimmer Holdings, Inc.*	2,480	88,437
		1,934,683

Healthcare - Special Services - 0.1%
Healthsouth Corp.*	5,300	67,787
Quintiles Transnational Corp.*	1,700	21,233
		89,020

Homebuilding - 0.1%
Centex Corp.	800	46,232
KB Home	600	30,906
Pulte Homes, Inc.	800	45,984
		123,122

Equity Securities - Cont'd	Shares	Value
Household Furniture & Appliances - 0.1%
Leggett & Platt, Inc.	2,400	$56,160
Maytag Corp.	1,000	42,650
Whirlpool Corp.	900	58,824
		157,634

Household Products - Non-Durable - 2.0%
Clorox Co.	3,000	124,050
Colgate-Palmolive Co.	7,000	350,350
Kimberly-Clark Corp.	6,700	415,400
Procter & Gamble Co.	16,800	1,500,240
		2,390,040

Housewares - 0.2%
Fortune Brands, Inc.	2,000	112,000
Newell Rubbermaid, Inc.	3,500	122,710
Tupperware Corp.	900	18,711
		253,421

Insurance - Life / Health - 0.8%
Aflac, Inc.	6,800	217,600
Conseco, Inc.*	4,600	9,200
Jefferson-Pilot Corp.	2,050	96,350
John Hancock Financial Services, Inc.	3,900	137,280
Lincoln National Corp.	2,400	100,800
Metlife, Inc.	9,100	262,080
Torchmark Corp.	1,700	64,940
UnumProvident Corp.	3,200	81,440
		969,690

Insurance - Multi-Line - 2.2%
American International Group, Inc.	33,810	2,306,857
Hartford Financial Services, Inc.	3,200	190,304
Loews Corp.	2,500	132,475
		2,629,636

Insurance - Property / Automobile - 1.1%
ACE, Ltd.	3,400	107,440
Allstate Corp.	9,200	340,216
Chubb Corp.	2,200	155,760
Cincinnati Financial Corp.	2,200	102,366
MBIA, Inc.	1,900	107,407
MGIC Investment Corp.	1,400	94,920
Progressive Corp.	2,800	161,980
Safeco Corp.	1,700	52,513
St. Paul Co.'s, Inc.	2,700	105,084
XL Capital Ltd.	1,700	143,990
		1,371,676

Insurance Brokers - 0.4%
AON Corp.	3,600	106,128
Marsh & McLennan Co.'s	3,600	347,760
		453,888

Investment Banking / Brokerage - 0.8%
Bear Stearns Co.'s, Inc.	1,185	72,522
Charles Schwab Corp.	17,700	198,240
Lehman Brothers Holdings, Inc.	3,100	193,812
Merrill Lynch & Co., Inc.	11,100	449,550
		914,124

Equity Securities - Cont'd	Shares	Value
Investment Management - 0.2%
Franklin Resources, Inc.	3,400	$144,976
Stilwell Financial, Inc.	2,900	52,780
T. Rowe Price Group, Inc.	1,500	49,320
		247,076

Iron / Steel - 0.1%
Allegheny Technologies, Inc.	1,150	18,170
Nucor Corp.	1,000	65,040
United States Steel Corp.	1,300	25,857
Worthington Industries, Inc.	1,400	25,340
		134,407

Leisure Time - Products - 0.3%
Brunswick Corp.	1,300	36,400
Harley-Davidson, Inc.	3,900	199,953
Hasbro, Inc.	2,500	33,900
Mattel, Inc.	5,700	120,156
		390,409

Lodging - Hotels - 0.4%
Carnival Corp.	7,500	207,675
Hilton Hotels Corp.	4,600	63,940
Marriott International, Inc.	3,200	121,760
Starwood Hotels & Resorts Worldwide, Inc.	2,500	82,225
		475,600

Machinery-Diversified - 0.4%
Caterpillar, Inc.	4,400	215,380
Deere & Co.	3,200	153,280
Dover Corp.	2,600	91,000
		459,660

Manufacturing - Diversified - 1.7%
American Standard Co.'s*	900	67,590
Crane Co.	600	15,228
Danaher Corp.	1,900	126,065
Eaton Corp.	900	65,475
Honeywell International, Inc.	10,537	371,218
Illinois Tool Works, Inc.	4,000	273,200
ITT Industries, Inc.	1,100	77,660
Johnson Controls, Inc.	1,200	97,932
Parker Hannifin Corp.	1,500	71,685
Textron, Inc.	1,900	89,110
Thermo Electron Corp.*	2,000	33,000
Tyco International, Ltd.	26,125	352,949
United Technologies Corp.	6,200	420,980
		2,062,092

Manufacturing - Specialized - 0.3%
Avery Dennison Corp.	1,400	87,850
Cooper Industries, Ltd.	1,200	47,160
Ingersoll-Rand Co.	2,200	100,452
Jabil Circuit, Inc.*	2,400	50,664
Millipore Corp.	700	22,386
Pall Corp.	1,800	37,350
Sealed Air Corp.*	1,200	48,324
		394,186

Equity Securities - Cont'd	Shares	Value
Metals Mining - 0.1%
Freeport-McMoran Copper & Gold, Inc.*	2,000	$35,700
Inco, Ltd.*	2,500	56,600
Phelps Dodge Corp.	1,100	45,320
		137,620

Natural Gas - 0.4%
Dynegy, Inc.	4,500	32,400
El Paso Energy Corp.	7,559	155,791
KeySpan Corp.	1,900	71,535
Kinder Morgan, Inc.	1,500	57,030
Nicor, Inc.	500	22,875
NiSource, Inc.	2,940	64,180
Peoples Energy Corp.	400	14,584
Sempra Energy	2,700	59,751
Williams Co.'s, Inc.	7,000	41,930
		520,076

Office Equipment & Supplies - 0.1%
Pitney Bowes, Inc.	3,200	127,104

Oil - Domestic Integrated - 0.7%
Amerada Hess Corp.	1,200	99,000
Conoco, Inc.	8,200	227,960
Marathon Oil Corp.	4,200	113,904
Occidental Petroleum Corp.	5,000	149,950
Phillips Petroleum Co.	4,980	293,222
		884,036

Oil - International Integrated - 5.2%
ChevronTexaco Corp.	13,752	1,217,052
Exxon Mobil Corp.	87,650	3,586,638
Royal Dutch Petroleum Co.	27,400	1,514,398
		6,318,088

Oil & Gas - Drilling & Equipment - 0.7%
Baker Hughes, Inc.	4,400	146,476
BJ Services Co.*	2,000	67,760
Halliburton Co.	5,900	94,046
Rowan Co.'s, Inc.	1,100	23,595
Schlumberger, Ltd.	7,500	348,750
Transocean Sedco Forex, Inc.	4,081	127,123
		807,750

Oil & Gas - Exploration & Production - 0.7%
Anadarko Petroleum Corp.	3,274	161,408
Apache Corp.	1,760	101,165
Burlington Resources, Inc.	2,600	98,800
Devon Energy Corp.	2,100	103,488
EOG Resources, Inc.	1,400	55,580
Kerr-McGee Corp.	1,400	74,970
Nabors Industries, Ltd.*	1,900	67,070
Noble Corp.*	1,700	65,620
Unocal Corp.	3,300	121,902
		850,003

Oil & Gas - Refinery & Marketing - 0.1%
Ashland, Inc.	1,000	40,500
Sunoco, Inc.	900	32,067
		72,567

Equity Securities - Cont'd	Shares	Value
Paper & Forest Products - 0.6%
Boise Cascade Corp.	900	$31,077
Georgia-Pacific Corp.	3,046	74,871
International Paper Co.	6,231	271,547
Louisiana-Pacific Corp.	1,600	16,944
MeadWestvaco Corp.	2,761	92,659
Plum Creek Timber Co., Inc.	2,400	73,680
Weyerhaeuser Co.	2,800	178,780
		739,558

Personal Care - 0.5%
Alberto-Culver Co.	700	33,460
Avon Products, Inc.	3,000	156,720
Gillette Co.	13,700	464,019
		654,199

Photography / Imaging - 0.1%
Eastman Kodak Co.	3,800	110,846
Xerox Corp.	9,800	68,306
		179,152

Power Producers - Independent - 0.1%
AES Corp.*	7,100	38,482
Calpine Corp.*	4,100	28,823
		67,305

Publishing - 0.1%
McGraw-Hill Co.'s, Inc.	2,500	149,250
Meredith Corp.	600	23,010
		172,260

Publishing - Newspapers - 0.5%
Dow Jones & Co., Inc.	1,100	53,295
Gannett Co., Inc.	3,500	265,650
Knight Ridder, Inc.	1,000	62,950
New York Times Co.	2,000	103,000
Tribune Co.	3,902	169,737
		654,632

Railroads - 0.5%
Burlington Northern Santa Fe Corp.	5,100	153,000
CSX Corp.	2,900	101,645
Norfolk Southern Corp.	5,100	119,238
Union Pacific Corp.	3,200	202,496
		576,379

Restaurants - 0.6%
Darden Restaurants, Inc.	2,250	55,575
McDonald's Corp.	16,500	469,425
Starbucks Corp.*	5,000	124,250
Wendy's International, Inc.	1,500	59,745
		708,995

Retail - Building Supplies - 1.3%
Home Depot, Inc.	30,400	1,116,592
Lowe's Co.'s, Inc.	10,100	458,540
Sherwin-Williams Co.	1,900	56,867
		1,631,999

Equity Securities - Cont'd	Shares	Value
Retail - Computers & Electronics - 0.2%
Best Buy Co., Inc.*	4,200	$152,460
Circuit City Stores, Inc.	2,600	48,750
RadioShack Corp.	2,400	72,144
		273,354

Retail - Department Stores - 0.6%
Dillards, Inc.	1,100	28,919
Federated Department Stores, Inc.*	2,600	103,220
J.C. Penney Co., Inc.	3,400	74,868
Kohls Corp.*	4,400	308,352
May Department Stores Co.	3,800	125,134
Nordstrom, Inc.	1,600	36,240
		676,733

Retail - Discounters - 0.2%
Big Lots, Inc.	1,700	33,456
Dollar General Corp.	4,150	78,975
Family Dollar Stores, Inc.	2,400	84,600
		197,031

Retail - Drug Stores - 0.6%
CVS Corp.	5,100	156,060
Walgreen Co.	13,300	513,779
		669,839

Retail - Food Chains - 0.6%
Albertson's, Inc.	5,300	161,438
Kroger Co.*	10,500	208,950
Safeway, Inc.*	6,200	180,978
Winn-Dixie Stores, Inc.	2,000	31,180
Yum! Brands, Inc.*	3,600	105,300
		687,846

Retail - General Merchandisers - 3.4%
Costco Wholesale Corp.*	6,000	231,720
Sears, Roebuck & Co.	4,000	217,200
Target Corp.	11,800	449,580
Wal-Mart Stores, Inc.	57,500	3,163,075
		4,061,575

Retail - Specialty - 0.5%
Autozone, Inc.*	1,400	108,220
Bed Bath & Beyond, Inc.*	3,800	143,412
Office Depot, Inc.*	4,200	70,560
Staples, Inc.*	6,200	122,140
Tiffany & Co.	1,800	63,360
Toys R US, Inc.*	2,500	43,675
		551,367

Retail - Specialty, Apparel - 0.4%
Gap, Inc. (The)	11,200	159,040
Limited, Inc.	6,800	144,840
TJX Companies, Inc.	7,200	141,192
		445,072

Savings & Loan Companies - 0.6%
Charter One Financial, Inc.	2,913	100,149
Golden West Financial Corp.	2,000	137,560
Washington Mutual, Inc.	12,600	467,586
		705,295

Equity Securities - Cont'd	Shares	Value
Services - Advertising / Marketing - 0.2%
Interpublic Group Co.'s., Inc.	5,100	$126,276
Omnicom Group, Inc.	2,400	109,920
TMP Worldwide, Inc.*	1,400	30,100
		266,296

Services - Commercial & Consumer - 0.5%
Apollo Group, Inc.*	2,200	86,724
Cendant Corp.*	13,600	215,968
Cintas Corp.	2,300	113,689
Convergys Corp.*	2,300	44,804
H & R Block, Inc.	2,400	110,760
IMS Health, Inc.	4,000	71,800
		643,745

Services - Computer Systems - 0.3%
Computer Sciences Corp.*	2,200	105,160
Electronic Data Systems Corp.	6,200	230,330
Sabre Holdings Corp.*	1,734	62,077
		397,567

Services - Data Processing - 1.0%
Automatic Data Processing, Inc.	7,900	344,045
Equifax, Inc.	1,800	48,600
Concord EFS, Inc.*	6,400	192,896
First Data Corp.	10,000	372,000
Fiserv, Inc.*	2,400	88,104
Paychex, Inc.	4,850	151,757
		1,197,402

Services - Employment - 0.0%
Robert Half International, Inc.*	2,300	53,590

Specialty Printing - 0.1%
Deluxe Corp.	900	35,001
R.R. Donnelley & Sons Co.	1,500	41,325
		76,326

Telecommunications - Cell / Wireless - 0.2%
AT&T Wireless Services, Inc.*	35,275	206,359
Nextel Communications, Inc.*	10,100	32,421
Sprint Corp. - PCS Group*	12,800	57,216
		295,996

Telecommunications - Long Distance - 0.5%
AT&T Corp.	48,475	518,683
Sprint Corp. - FON Group	11,400	120,954
		639,637

Telephone - 3.2%
Alltel Corp.	4,100	192,700
Bellsouth Corp.	24,100	759,150
CenturyTel, Inc.	1,800	53,100
Citizens Communications Co.*	4,000	33,440
Qwest Communications International, Inc.	22,534	63,095
SBC Communications, Inc.	43,400	1,323,700
Verizon Communications, Inc.	35,344	1,419,062
		3,844,247

Equity Securities - Cont'd	Shares	Value
Textiles - Apparel - 0.1%
Jones Apparel Group, Inc.*	1,600	$60,000
Liz Claiborne, Inc.	1,300	41,340
VF Corp.	1,400	54,894
		156,234

Tobacco - 1.1%
Philip Morris Co.'s, Inc.	27,600	1,205,567
UST, Inc.	2,300	78,200
		1,283,767

Truckers - 0.0%
Ryder System, Inc.	700	18,963

Trucks & Parts - 0.1%
Cummins, Inc.	600	19,860
Navistar International Corp.	700	22,400
Paccar, Inc.	1,500	66,585
		108,845

Waste Management - 0.2%
Allied Waste Industries, Inc.*	2,800	26,880
Waste Management, Inc.	7,900	205,795
		232,675

Total Equity Securities (Cost $162,472,177)		117,646,192

Mutual Funds - 1.6%
AIM Stic Prime Fund	1,963,839	1,963,839
Federated Prime Obligations Fund	16	16

Total Mutual Funds (Cost $1,963,855)		1,963,855

U.S. Government Agencies
and Instrumentalities - 0.6%	Par Value
U.S. Treasury Bill, 1.68%, 9/12/02	$645,000	642,803

Total U.S. Government Agencies and Instrumentalities (Cost $642,803)		642,803

TOTAL INVESTMENTS (Cost $165,078,835) - 99.4%		120,252,850
Other assets and liabilities, net - 0.6%		784,136
Net Assets - 100%		$121,036,986

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
S&P 500(caret)	15	9/02	$3,712,875	($87,473)

See notes to schedules of investments and notes to financial statements.

Money Market Portfolio

Schedule of Investments

June 30, 2002
	Principal
Certificates of Deposit - 0.5%	Amount	Value
Norddeutsche Landesbank, 2.17%, 11/18/02	$1,000,000	$999,962

Total Certificates of Deposit (Cost $996,962)		999,962

Commercial Paper - 0.5%
Northwestern University, 1.78%, 7/11/02	1,000,000	999,505

Total Commercial Paper (Cost $999,505)		999,505

Municipal Obligations- 2.6%
Mississippi State GO Notes, 2.85%, 3/14/03	1,400,000	1,400,393
New Jersey GO Bond, 6.375%, 8/1/02	2,500,000	2,509,259
North Carolina State GO Bond, 3.50%, 3/1/03	1,000,000	1,004,201

Total Municipal Obligations (Cost $4,913,853)		4,913,853

U.S. Government Agencies and Instrumentalities - 19.0%
Fannie Mae, 6.75%, 8/15/02	2,000,000	2,007,580
Federal Home Loan Bank Discount Notes:
3.36%, 8/12/02	1,000,000	996,080
2.31% 10/11/02	1,000,000	993,455
Federal Home Loan Bank Notes:
5.00%, 2/14/03	1,000,000	1,016,247
2.27%, 2/21/03	2,000,000	2,000,000
2.50%, 4/24/03	2,500,000	2,499,227
2.55%, 4/25/03	2,500,000	2,500,000
4.50%, 7/7/03	1,000,000	1,020,002
2.235%, 7/25/03	5,000,000	5,000,000
Federal Home Loan Mortgage Discount Notes, 2.05%, 11/7/02	1,000,000	992,654
Overseas Private Investment Corp.:
1.76%, 4/1/14, BPA & GA: US Government	3,500,000	3,500,000
1.76%, 1/15/15, BPA & GA: US Government	13,500,000	13,500,000

Total U.S. Government Agencies (Cost $36,025,245)		36,025,245

Taxable Variable Rate Demand Notes - 79.8%
550 West 14th Place Revenue, 1.90% 2/1/29, LOC: Harris Trust(dagger)	2,380,000	2,380,000
Alameda County, California Industrial Development Authority Industrial Revenue,
2.00%, 7/1/30, LOC: Bank of the West(dagger)	2,500,000	2,500,000
Alaska Housing Finance Corp.:
1.83%, 12/1/32, TOA: Alaska Housing Finance Corp., MBIA Insured(dagger)	500,000	500,000
1.85%, 12/1/32(dagger)	5,060,000	5,060,000
Alsip Motel LP, 2.00%, 5/1/24, LOC: FHLB(dagger)	2,000,000	2,000,000
American Buildings Co., Revenue, 1.85%, 8/1/20, LOC: Canadian Imperial(dagger)	3,000,000	3,000,000
Bertrand, Missouri IDA Revenue, 1.95%, 5/1/14(dagger)	2,850,000	2,850,000
Butler County Industrial Development Authority, 1.85%, 3/1/12(dagger)	660,000	660,000
California Statewide Communities Development Authority Special Tax COPs, 2.20%, 8/1/32, LOC: U.S. Banks, N.A.(dagger)	845,000	845,000
Chaves County Industrial Revenue VRDN, 1.95%, 8/1/09(dagger)	2,800,000	2,800,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Columbus, Georgia Development Authority Revenue:
2.00%, 12/1/19, LOC: Bank of Nova Scotia(dagger)	$5,000,000	$5,000,000
1.85%, 4/1/20(dagger)	1,000,000	1,000,000
Community Health Systems, Inc., 2.60%, 10/1/03, LOC: First Union Bank(dagger)	3,640,000	3,640,000
Connecticut State Housing Finance Authority, 1.85%, 11/15/16,
BPA: Landesbank Hessen-Thuringen Girozenrale(dagger)	4,965,000	4,965,000
Florida Housing Finance Agency Revenue, 2.75%, 7/1/23, LOC: Heller Financial,
C/LOC: Commeze Bank, AG(dagger)	750,000	750,000
Fulton County IDA Revenue, 1.85%, 12/1/04, LOC: Branch Bank Trust (BBT)(dagger)	1,200,000	1,200,000
Grove City Church of Nazarene, 1.98%, 2/1/24, LOC: National City Bank(dagger)	2,347,000	2,347,000
Hillcrest Baptist Church of Pensacola, Florida, 1.96%, 12/1/20(dagger)	4,500,000	4,500,000
Illinois State Development Finance Authority Revenue, 1.94%, 7/1/10, LOC: Lasalle Bank(dagger)	800,000	800,000
Illinois State Housing Development Authority Revenue,
1.85%, 12/1/21, BPA: Lehman Brothers(dagger)	4,500,000	4,500,000
Kansas City, Missouri IDA Revenue, 1.94%, 3/1/25, LOC: LaSalle Bank(dagger)	1,000,000	1,000,000
Kingston Healthcare Co., 2.05%, 7/20/25, LOC: Wells Fargo Bank, NA(dagger)	2,974,700	2,974,700
Maine Finance Authority Revenue, 1.95%, 6/1/08, BPA: Fleet National Bank(dagger)	500,000	500,000
Meriter Hospital Revenue, 2.05%, 12/1/16, LOC: U.S. Bank, N.A.(dagger)	3,250,000	3,250,000
Meyer Cookware Industries, 2.00%, 5/1/27, LOC: BNP Paribas(dagger)	425,000	425,000
Michigan State Strategic Fund Economic Development Limited Obligation Revenue, 2.00%, 12/1/16, LOC: Comerica Bank(dagger)	1,110,000	1,110,000
Milpitas California MFH Revenue, 2.00%, 8/15/33, LOC: FNMA(dagger)	300,000	300,000
Monroe Wisconsin IDA Revenue, 2.20%, 8/1/21(dagger)	2,000,000	2,000,000
Montgomery County Cancer Center LLC, 1.85%, 10/1/12, LOC: SouthTrust Bank, AL(dagger)	1,000,000	1,000,000
Montgomery, Alabama Industrial Development Board Pollution Control Revenue,
2.00%, 7/1/07, C/LOC, SunTrust Bank(dagger)	500,000	500,000
Morton Family Trust VRDN, 2.05%, 2/1/32(dagger)	4,500,000	4,500,000
Nevada Housing MFH Revenue, 1.98%, 4/15/35, LOC: East-
West Bank, Confirming LOC: FHLB (dagger)	1,985,000	1,985,000
New York City Housing Development Corp. MFH Revenue:
1.85%, 11/15/28(dagger)	800,000	800,000
1.85%, 4/15/29(dagger)	1,735,000	1,735,000
1.85%, 11/15/31, LOC: FMNA(dagger)	600,000	600,000
1.90%, 6/1/33(dagger)	4,000,000	4,000,000
New York City Taxable Subseries A-9 GO Bond, 1.80%, 11/1/23 BPA: FGIC Insured(dagger)	5,000,000	5,000,000
New York City Transitional Finance Authority, 1.85%, 5/1/30, LOC: Westdeutsche Landes(dagger)	5,000,000	5,000,000
New York Housing Finance Agency Revenue:
1.98%, 11/1/32(dagger)	2,885,000	2,885,000
1.98%, 11/1/33(dagger)	3,700,000	3,700,000
1.85%, 11/1/34, LOC: Fleet National Bank(dagger)	3,000,000	3,000,000
Northeast Waste Disposal Authority Resource Recovery Revenue, 2.52%, 3/15/03(dagger)	695,000	695,000
Omaha, Nebraska Special Obligation Bond, 1.94%, 2/1/26, BPA: Dexia Credit Local,
AMBAC Insured(dagger)	5,000,000	5,000,000
Post Apartment Homes LP MFH Revenue, 1.84%, 7/15/29, CA: FNMA(dagger)	7,325,000	7,325,000
Racetrac Capital, LLC, 1.89%, 9/1/20, LOC: Regions Bank(dagger)	3,000,000	3,000,000
Rex Lumber, LLC, 1.85%, 2/1/22(dagger)	6,500,000	6,500,000
Rocketship Properties III, LLC, 2.039%, 6/1/21, LOC: National Bank of South Carolina(dagger)	1,360,000	1,360,000
Savannah Economic Development Authority VRDN, 1.95%, 3/1/18(dagger)	1,150,000	1,150,000
Sea Island Co., 1.96%, 2/1/21, LOC: Columbus Bank & Trust(dagger)	2,500,000	2,500,000
Shawnee Kansas Private Activity Revenue, 2.00%, 12/1/12, LOC: JP Morgan Chase Bank(dagger)	1,885,000	1,885,000
South Central Communications Corp., 1.85%, 6/1/13, LOC: Fifth Third Bank(dagger)	2,540,000	2,540,000
Southeast Alabama Gas Distribution Revenue, 1.85%, 6/1/25, AMBAC Insured,
BPA: AmSouth Bank(dagger)	3,500,000	3,500,000
St. Francis Place LP Revenue, 2.00% 12/1/08, LOC: Credit Suisse First Boston(dagger)	2,745,000	2,745,000
St. Paul, Minnesota Port Authority Revenue Bonds, 2.20%, 3/1/07, LOC: Dexia Credit Local(dagger)	725,000	725,000
State Development Finance Authority, 2.18%, 9/1/16, LOC: Bank One, NA(dagger)	5,000,000	5,000,000
Sussex County, Delaware, 1.95%, 11/1/27, LOC: Wilmington Trust Co.(dagger)	2,700,000	2,700,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
W.L. Petrey Wholesale, Inc., IDA, 1.85%, 3/1/11, C/LOC: Sun Trust Bank, LOC: Colonial Bank(dagger)	$1,980,000	$1,980,000
Washington State Economic Development Financial Authority, 1.85%, 12/1/21,
LOC: Bank of New York(dagger)	5,000,000	5,000,000

Total Taxable Variable Rate Demand Notes (Cost $151,166,700)		151,166,700

TOTAL INVESTMENTS (Cost $194,105,265) - 102.4%		194,105,265
Other assets and liabilities, net - (2.4%)		(4,570,447)
Net Assets - 100%		$189,534,818

See notes to schedules of investments and notes to financial statements.

Select Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 90.4%	Shares	Value
Biotechnology - 3.8%
Chiron Corp.*	29,800	$1,053,430

Broadcast - Television, Radio, & Cable - 3.2%
Liberty Media Corp.*	90,400	904,000

Computers - Software & Services - 2.6%
Novell, Inc.*	229,400	736,374

Electric Companies - 4.9%
TXU Corp.	26,400	1,360,920

Hardware & Tools - 3.7%
Black & Decker Corp.	21,300	1,026,660

Healthcare - Medical Products & Supplies - 3.5%
Guidant Corp.*	32,600	985,498

Healthcare - Special Services - 4.5%
Omnicare, Inc.	48,100	1,263,106

Leisure Time - Products - 2.9%
Mattel, Inc.	38,100	803,148

Oil & Gas - Exploration & Production - 4.6%
Burlington Resources, Inc.	33,400	1,269,200

Publishing - Newspapers - 4.6%
Knight Ridder, Inc.	20,400	1,284,180

Retail - Department Stores - 3.5%
J.C. Penney Co., Inc.	44,800	986,496

Retail - Food Chains - 8.1%
Kroger Co.*	67,700	1,347,230
Yum! Brands, Inc.*	30,600	895,050
		2,242,280

Savings & Loan Companies - 17.4%
Washington Mutual, Inc.	130,700	4,850,277

Services - Commercial & Consumer - 5.1%
H & R Block, Inc.	30,500	1,407,575

Services - Computer Systems - 3.6%
Electronic Data Systems Corp.	26,600	988,190

Services - Data Processing - 4.4%
First Data Corp.	33,000	1,227,600

Telecommunications - Long Distance - 5.7%
AT&T Corp.	104,300	1,116,010
Sprint Corp. - FON Group	43,200	458,352
		1,574,362

Equity Securities - Cont'd	Shares	Value
Waste Management - 4.3%
Waste Management, Inc.	45,400	$1,182,670

Total Equity Securities (Cost $25,759,242)		25,145,966

TOTAL INVESTMENTS (Cost $25,759,242) - 90.4%		25,145,966
Other assets and liabilities, net - 9.6%		2,669,803
Net Assets - 100%		$27,815,769

See notes to schedules of investments and notes to financial statements.

Small Company Equity Portfolio

Schedule of Investments

June 30, 2002
Equity Securities - 90.2%	Shares	Value
Aerospace / Defense - 1.8%
Teleflex, Inc.	6,600	$377,190

Auto Parts & Equipment - 2.3%
Aftermarket Technology, Corp.*	13,200	253,440
Strattec Security Corp.*	4,000	221,280
		474,720

Banks - Major Regional - 6.0%
Boston Private Financial Holdings, Inc.	11,000	272,140
Financial Institutions, Inc.	6,600	249,876
First Republic Bank*	6,050	166,375
Pacific Crest Capital, Inc.	9,000	252,000
Sterling Bancorp.	8,670	309,519
		1,249,910

Banks - Regional - 0.6%
Southern Financial Bancorp, Inc.	4,000	127,840

Broadcast - Television, Radio, & Cable - 3.5%
Lin TV Corp.*	6,900	186,576
Saga Communications, Inc.*	23,750	534,375
		720,951

Building Materials - 1.1%
Elcor Corp.	8,700	237,945

Chemicals - 1.1%
Penford Corp.	13,200	238,920

Communications Equipment - 0.8%
Lifeline Systems, Inc.*	6,300	165,942

Computers - Peripherals - 0.7%
Acres Gaming, Inc.*	30,800	141,064

Computers - Software & Services - 1.5%
Ansoft Corp.*	22,200	130,536
Onesource Information Service*	28,400	190,280
		320,816

Containers & Packaging - Paper - 0.2%
Astronics Corp.*	6,625	53,000

Distributors - Food & Health - 1.3%
Performance Food Group Co.*	8,300	281,038

Electric Companies - 1.5%
Central Vermont Public Service	17,500	315,000

Electrical Equipment - 5.3%
AZZ, Inc.	11,500	179,400
EDO Corp.	7,400	210,900
LSI Industries, Inc.	22,000	404,140
Spectrum Control, Inc.*	14,800	89,540
Woodhead Industries, Inc.	12,600	215,964
		1,099,944

Equity Securities - Cont'd	Shares	Value
Electronics - Component Distribution - 1.1%
Excel Technology, Inc.*	11,100	$233,100

Electronics - Components - 1.2%
Rogers Corp.*	8,800	240,328

Electronics - Instrument - 5.6%
Bel Fuse, Inc.	12,300	332,715
Garmin Ltd.*	24,800	546,840
Ii-Vi, Inc.*	19,700	290,969
		1,170,524

Electronics - Semiconductors - 4.6%
Actel Corp.*	14,200	298,484
Methode Electronics, Inc.	15,600	199,212
Micro Linear Corp.*	120,000	450,000
		947,696

Engineering & Construction - 1.5%
Willbros Group, Inc.*	18,000	306,000

Equipment - Semiconductors - 1.0%
Brooks Automation, Inc.*	8,100	207,036

Financial - Diversified - 2.7%
MID Atlantic Realty Trust	15,700	276,320
Stewart Information Services*	14,000	287,700
		564,020

Gaming, Lottery, & Parimutuel - 2.1%
MTR Gaming Group, Inc.*	25,700	429,190

Hardware & Tools - 1.2%
Regal-Beloit Corp.	10,300	250,393

Healthcare - Drug - Major Pharmaceutical - 2.3%
Pharmaceutical Resources, Inc.*	17,300	480,594

Healthcare - Longterm Care - 0.8%
Res-Care, Inc.*	25,500	168,810

Healthcare - Managed Care - 1.1%
Corvel Corp.*	6,800	227,778

Healthcare - Medical Products & Supplies - 2.0%
Columbia Laboratories, Inc.*	67,600	405,600
Osteotech, Inc.*	1,400	10,346
		415,946

Healthcare - Special Services - 3.5%
Kendle International, Inc.*	22,200	301,920
Prime Medical Services, Inc.*	37,300	433,426
		735,346

Homebuilding - 1.0%
Palm Harbor Homes, Inc.*	11,000	218,449

Insurance - Property - Casualty - 0.2%
Donegal Group, Inc., Class A	4,232	43,674

Leisure Time - Products - 1.3%
Marine Products Corp.	23,300	271,445

Equity Securities - Cont'd	Shares	Value
Machinery - Diversified - 1.8%
Aaon, Inc.*	10,650	$199,901
Gardner Denver, Inc.*	9,100	182,000
		381,901

Manufacturing - Specialized - 0.9%
Robbins & Myers, Inc.	6,800	178,500

Metal Fabricators - 0.6%
Hardinge, Inc.	13,500	135,945

Oil & Gas - Drilling & Equipment - 1.4%
Chiles Offshore, Inc.*	12,000	291,000

Oil & Gas - Exploration & Production - 1.0%
Tidewater, Inc.	6,400	210,688

Publishing - 1.7%
Thomas Nelson, Inc.	32,600	344,256

Retail - Computers & Electronics - 0.8%
Tweeter Home Entertainment Group, Inc.*	10,200	166,668

Retail - Food Chains - 1.8%
Benihana, Inc.*	6,300	116,550
Benihana, Inc.* - Class A	13,300	250,572
		367,122

Retail - Specialty - 4.3%
Big 5 Sporting Goods Corp.*	9,400	134,326
Brookstone, Inc.*	15,100	267,874
Guitar Center, Inc.*	12,300	228,165
Sportsman's Guide, Inc. (The)*	28,600	255,684
		886,049

Savings & Loan Companies - 4.0%
CFS Bancorp, Inc.	12,650	195,569
First Essex Bancorp, Inc.	10,400	355,680
LSB Corp.	5,800	79,750
Webster Financial Corp.	5,000	191,200
		822,199

Services - Commercial & Consumer - 3.7%
FTI Consulting, Inc.*	4,150	145,292
Heidrick & Struggles, Inc.*	6,400	127,808
iDine Rewards Network, Inc.*	27,000	310,500
Team, Inc.*	20,800	188,240
		771,840

Services - Employment - 0.5%
Korn / Ferry International*	12,600	114,660

Services - Facility - 1.6%
ABM Industries, Inc.	18,900	328,104

Shipping - 1.6%
RPC, Inc.	28,000	330,400

Truckers - 1.3%
Knight Transportation, Inc.*	11,450	265,525

Equity Securities - Cont'd	Shares	Value
Waste Management - 1.3%
Clean Harbors, Inc.*	10,000	$117,600
Met-Pro Corp.	10,000	145,200
		262,800

Water Utilities - 0.9%
Southwest Water Co.	9,955	188,448

Total Equity Securities (Cost $17,439,050)		18,760,714

TOTAL INVESTMENTS (Cost $17,439,050) - 90.2%		18,760,714
Other assets and liabilities, net - 9.8%		2,036,223
Net Assets - 100%		$20,796,937

See notes to schedules of investments and notes to financial statements.

Notes to Schedules of Investments

* Non-income producing.

(caret) Futures collateralized by 645,000 units of U.S. Treasury Bills.

(dagger) For the Money Market Portfolio, optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:

BPA: Bond-Purchase Agreement

C/LOC: Collateralized Letter of Credit

CA: Collateralized Agreement

GA: Guarantee Agreement

LOC: Letter of Credit

Abbreviations:

ADR: American Depository Receipt

COPS: Certificates of Participation

FGIC: Financial Guaranty Insurance Company

FHLB: Federal Home Loan Bank

GO: General Obligation

IDA: Industrial Development Authority

LP: Limited Partnership

MFH: Multi-Family Housing

VRDN: Variable Rate Demand Notes

(CHF) Security is valued in Swiss Francs.

(EUR) Security is valued in European Euros.

(GBP) Security is valued in Great British Pounds.

(JPY) Security is valued in Japanese Yen.

(NLG) Security is valued in Netherlands Guilders.

(NOK) Security is valued in Norwegian Krone.

Statements of Assets and Liabilities

June 30, 2002

	Income &		Small
	Growth	Growth	Capitalization
Assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $59,405,873, $107,975,546 and $38,033,604 for Income & Growth, Growth and Small Capitalization Portfolios,
respectively) - See accompanying schedules	$55,080,074	$98,688,911	$41,187,980
Cash	131,498	44,465	1,957,996
Receivable for securities sold	3,023,475	4,824,415	751,150
Interest & dividends receivable	28,530	23,412	-
Other assets	551	1,027	455
Total assets	58,264,128	103,582,230	43,897,581

Liabilities
Payable for securities purchased	3,350,050	4,175,549	820,752
Payable to Ameritas Investment Corp.	30,749	69,162	31,157
Payable to Calvert Administrative Services Company	4,110	4,252	4,110
Accrued expenses and other liabilities	27,350	43,889	22,021
Total liabilities	3,412,259	4,292,852	878,040
Net Assets	$54,851,869	$99,289,378	$43,019,541

Net Assets Consist of:

Paid-in capital applicable to 5,050,936,

2,534,682 and 1,787,901 shares of common stock outstanding for Income and Growth, Growth and Small Capitalization Portfolios, respectively, $0.01 par value with 1,000,000,000

shares authorized for each portfolio	$75,665,794	$147,638,863	$83,416,959
Undistributed net investment income
(loss)	103,743	(88,210)	(224,975)
Accumulated net realized gain (loss) on
investments	(16,591,869)	(38,974,640)	(43,326,819)
Net unrealized appreciation (depreciation)
on investments	(4,325,799)	(9,286,635)	3,154,376

Net Assets	$54,851,869	$99,289,378	$43,019,541

Net Asset Value Per Share	$10.86	$39.17	$24.06

See notes to financial statements.

Statements of Assets and Liabilities

June 30, 2002
	MidCap	Emerging
	Growth	Growth	Research
Assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $79,474,539, $46,830,547 and $20,845,465 for MidCap Growth, Emerging Growth and Research Portfolios

Respectively) - See accompanying schedules	$75,440,984	$40,427,623	$19,078,772
Cash	35,147	9,845	35,209
Receivable for securities sold	-	236,852	259,532
Interest & dividends receivable	14,430	15,754	21,305
Other assets	721	3,353	1,760
Total assets	75,491,282	40,693,427	19,396,578

Liabilities
Payable for securities purchased	784,936	184,679	101,554
Payable to Ameritas Investment Corp.	53,541	28,831	10,086
Payable to Calvert Administrative Services
Company	4,110	4,109	4,110
Payable to bank	-	29,107	-
Accrued expenses and other liabilities	34,690	36,367	18,070
Total liabilities	877,277	283,093	133,820
Net Assets	$74,614,005	$40,410,334	$19,262,758

Net Assets Consist of:
Paid-in capital applicable to 2,923,995,
2,978,628 and 1,388,816 shares of common
stock outstanding for MidCap Growth,
Emerging Growth and Research Portfolios,
respectively, $0.01 par value with 1,000,000,000 shares authorized for
each portfolio	$88,832,154	$87,167,206	$29,193,467
Undistributed net investment income (loss)	(277,147)	(122,997)	46,523
Accumulated net realized gain (loss) on investments and foreign currency
transactions	(9,907,447)	(40,229,610)	(8,212,846)
Net unrealized appreciation (depreciation)
on investments and foreign currencies and
assets and liabilities denominated in
foreign currencies	(4,033,555)	(6,404,265)	(1,764,386)

Net Assets	$74,614,005	$40,410,334	$19,262,758

Net Asset Value Per Share	$25.52	$13.57	$13.87

See notes to financial statements.

Statements of Assets and Liabilities

June 30, 2002
	Growth	Index	Money
With Income		500	Market
Assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value (Cost $21,663,282 and $165,078,835 for Growth With Income and Index 500 Portfolios, respectively) - See

accompanying schedules	$20,300,043	$120,252,850	$194,105,265
Cash	40,761	-	34,754
Receivable for securities sold	83,378	735,849	611,100
Interest & dividends receivable	22,963	144,910	597,494
Other assets	3,342	1,105	9,068
Total assets	20,450,487	121,134,714	195,357,681

Liabilities
Payable for securities purchased	19,314	-	5,695,000
Payable to Ameritas Investment Corp.	11,017	30,259	35,437
Payable to Calvert Administrative Services
Company	4,110	5,144	7,720
Payable for variation margin	-	7,125	-
Accrued expenses and other liabilities	20,500	55,200	84,706
Total liabilities	54,941	97,728	5,822,863
Net Assets	$20,395,546	$121,036,986	$189,534,818

Net Assets Consist of:

Paid-in capital applicable to 1,323,802,

1,123,260 and 189,520,528 shares of common stock outstanding for Growth With Income, Index 500 and Money Market Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for Growth With Income and Index 500 Portfolios and 2,000,000,000

for Money Market Portfolio	$27,552,861	$177,643,388	$189,480,577
Undistributed net investment income	84,674	1,160,878	53,356
Accumulated net realized gain (loss) on investments and foreign currency
transactions	(5,880,353)	(12,853,822)	885
Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in

foreign currencies	(1,361,636)	(44,913,458)	-

Net Assets	$20,395,546	$121,036,986	$189,534,818

Net Asset Value Per Share	$15.41	$107.76	$1.00

See notes to financial statements.

Statements of Assets and Liabilities

June 30, 2002
		Small Company
	Select	Equity
Assets	Portfolio	Portfolio
Investments in securities, at value (Cost $25,759,242 and $17,439,050 for Select and
Small Company Equity Portfolios, respectively) - See accompanying schedules	$25,145,966	$18,760,714
Cash	2,678,206	1,963,003
Receivable for securities sold	-	114,339
Interest & dividends receivable	29,174	6,960
Other assets	82	44
Total assets	27,853,428	20,845,060

Liabilities
Payable for securities purchased	-	11,736
Payable to Ameritas Investment Corp.	22,159	18,677
Payable to Calvert Administrative Services Company	4,110	4,110
Accrued expenses and other liabilities	11,390	13,600
Total liabilities	37,659	48,123
Net Assets	$27,815,769	$20,796,937

Net Assets Consist of:
Paid-in capital applicable to 1,658,808 and
1,004,635 shares of common stock outstanding
for Select and Small Company Equity Portfolios,
respectively, $0.01 par value with 1,000,000,000
shares authorized for each portfolio	$28,888,308	$18,738,927
Undistributed net investment income (loss)	8,155	(65,992)
Accumulated net realized gain (loss) on investments	(467,418)	802,338
Net unrealized appreciation (depreciation) on investments	(613,276)	1,321,664
Net Assets	$27,815,769	$20,796,937

Net Asset Value Per Share	$16.77	$20.70

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2002
	Income &		Small
	Growth	Growth	Capitalization
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$13,913	$14,016	-
Dividend income (net of foreign taxes
withheld of $1,999 and $2,819
Income & Growth and Growth Portfolios, respectively)	273,781	421,033	$25,987
Total investment income	287,694	435,049	25,987

Expenses:
Investment advisory fee	202,131	440,949	213,317
Transfer agency fees and expenses	7,459	6,693	4,728
Proxy fees	8,370	15,373	6,660
Accounting fees	13,558	15,758	5,593
Administrative fees	24,795	29,397	24,794
Directors' fees and expenses	3,493	6,286	2,636
Custodian fees	22,121	16,591	8,028
Reports to shareholders	4,679	7,434	3,653
Professional fees	4,502	9,424	5,806
Miscellaneous expenses	510	848	421
Total expenses	291,618	548,753	275,636
Reimbursement from Advisor	(26,483)	(23,116)	(13,348)
Fees paid indirectly	(12,876)	(2,378)	(11,326)
Net expenses	252,259	523,259	250,962

Net Investment Income (Loss)	35,435	(88,210)	(224,975)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(7,372,832)	(8,727,355)	(5,616,397)
Change in unrealized appreciation or
(depreciation) on investments	(4,869,153)	(14,467,913)	(4,127,233)

Net Realized and Unrealized
Gain (Loss) on Investments	(12,241,985)	(23,195,268)	(9,743,630)

Increase (Decrease) in Net Assets
Resulting From Operations	($12,206,550)	($23,283,478)	($9,968,605)

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2002

	MidCap	Emerging
	Growth	Growth	Research
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$17,886	$12,406	$6,961
Dividend income (net of foreign taxes withheld
of $1,252 and $1,333 for Emerging Growth
and Research Portfolios, respectively)	112,985	109,226	126,750
Total investment income	130,871	121,632	133,711

Expenses:
Investment advisory fee	347,250	193,128	81,696
Transfer agency fees and expenses	6,380	5,886	5,848
Proxy fees	11,236	7,037	2,629
Accounting fees	12,709	12,919	9,756
Administrative fees	24,795	24,795	24,795
Directors' fees and expenses	4,662	2,625	1,194
Custodian fees	25,726	71,071	31,331
Reports to shareholders	5,961	1,787	1,816
Professional fees	7,758	5,915	4,305
Miscellaneous expenses	642	420	207
Total expenses	447,119	325,583	163,577
Reimbursement from Advisor	(37,823)	(79,660)	(57,462)
Fees paid indirectly	(1,278)	(1,294)	(1,544)
Net expenses	408,018	244,629	104,571

Net Investment Income (Loss)	(277,147)	(122,997)	29,140

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,223,778)	(7,612,096)	(2,195,261)
Foreign currency transactions	-	(538)	(393)
	(1,223,778)	(7,612,634)	(2,195,654)

Change in unrealized appreciation or
(depreciation) on:
Investments and foreign currencies	(13,787,655)	(6,096,951)	(1,178,109)
Assets and liabilities denominated in
foreign currencies	-	87	122
	(13,787,655)	(6,096,864)	(1,177,987)
Net Realized and Unrealized
Gain (Loss)	(15,011,433)	(13,709,498)	(3,373,641)

Increase (Decrease) in Net Assets
Resulting From Operations	($15,288,580)	($13,832,495)	($3,344,501)

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2002
Growth With		Index	Money
	Income	500	Market
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$3,399	$34,993	$1,764,499
Dividend income (net of foreign taxes withheld of $1,350 and $5,103 for Growth With Income and Index 500 Portfolios,

respectively)	159,110	960,922	-
Total investment income	162,509	995,915	1,764,499

Expenses:
Investment advisory fee	88,745	164,648	172,219
Transfer agency fees and expenses	5,977	9,224	6,343
Administrative fees	24,795	34,302	43,055
Proxy fees	3,034	17,240	20,306
Directors' fees and expenses	1,290	7,520	10,581
Custodian fees	44,514	46,128	18,866
Insurance	-	-	24,484
Accounting fees	9,929	20,642	16,609
Reports to shareholders	1,810	11,520	22,413
Professional fees	4,407	12,531	12,220
Miscellaneous expenses	232	950	325
Total expenses	184,733	324,705	347,421
Reimbursement from Advisor	(65,460)	(55,743)	(27,478)
Fees paid indirectly	(3,313)	(8,270)	(9,948)
Net expenses	115,960	260,692	309,995

Net Investment Income	46,549	735,223	1,454,504

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,240,598)	(3,545,787)	885
Foreign currency transactions	181	-	-
Futures	-	(494,215)	-
	(1,240,417)	(4,040,002)	885

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(1,874,063)	(15,545,157)	-
Assets and liabilities denominated in foreign currencies	362	-	-
Futures	-	(143,605)	-
	(1,873,701)	(15,688,762)	-

Net Realized and Unrealized Gain (Loss)	(3,114,118)	(19,728,764)	885

Increase (Decrease) in Net Assets
Resulting From Operations	($3,067,569)	($18,993,541)	$1,455,389

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2002
		Small Company
	Select	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Dividend income	$151,730	$58,156

Expenses:
Investment advisory fee	114,095	92,697
Transfer agency fees and expenses	3,127	4,370
Proxy fees	2,514	1,549
Accounting fees	1,949	5,136
Administrative fees	24,795	24,795
Directors' fees and expenses	1,451	944
Custodian fees	1,884	16,978
Reports to shareholders	5,954	4,477
Professional fees	3,603	3,264
Miscellaneous expenses	132	84
Total expenses	159,504	154,294
Reimbursement from Advisor	-	(20,055)
Fees paid indirectly	(5,987)	(10,091)
Net expenses	153,517	124,148

Net Investment Income (Loss)	(1,787)	(65,992)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(297,484)	588,197
Change in unrealized appreciation or (depreciation)	(1,459,500)	333,887
Net Realized and Unrealized Gain (Loss)	(1,756,984)	922,084

Increase (Decrease) in Net Assets
Resulting From Operations	($1,758,771)	$856,092

See notes to financial statements.

Income & Growth Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$35,435	$270,507
Net realized gain (loss) on investments	(7,372,832)	(8,755,899)
Change in unrealized appreciation (depreciation)	(4,869,153)	(6,465,115)

Increase (Decrease) in Net Assets
Resulting From Operations	(12,206,550)	(14,950,507)

Distributions to shareholders from:
Net investment income	-	(358,051)
Net realized gain on investments	-	(4,427,356)
Total distributions	-	(4,785,407)

Capital share transactions:
Shares sold	2,909,766	16,403,040
Reinvestment of distributions	-	4,785,407
Shares redeemed	(7,679,434)	(26,912,833)
Total capital share transactions	(4,769,668)	(5,724,386)

Total Increase (Decrease) in Net Assets	(16,976,218)	(25,460,300)

Net Assets
Beginning of period	71,828,087	97,288,387
End of period (including undistributed net investment
income of $103,743 and $68,308 respectively)	$54,851,869	$71,828,087

Capital Share Activity
Shares sold	230,630	1,075,394
Reinvestment of distributions	-	359,004
Shares redeemed	(633,434)	(1,819,689)
Total capital share activity	(402,804)	(385,291)

See notes to financial statements.

Growth Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($88,210)	($126,433)
Net realized gain (loss)	(8,727,355)	(29,164,526)
Change in unrealized appreciation (depreciation)	(14,467,913)	8,745,453

Increase (Decrease) in Net Assets
Resulting From Operations	(23,283,478)	(20,545,506)

Distributions to shareholders from:
Net investment income	-	(56,517)
Net realized gain on investments	-	(683,528)
Total distributions	-	(740,045)

Capital share transactions:
Shares sold	11,670,128	41,398,496
Reinvestment of distributions	-	740,061
Shares redeemed	(21,853,395)	(60,790,420)
Total capital share transactions	(10,183,267)	(18,651,863)

Total Increase (Decrease) in Net Assets	(33,466,745)	(39,937,444)

Net Assets
Beginning of period	132,756,123	172,693,567
End of period (including undistributed net investment income (loss)
of ($88,210) and $0, respectively)	$99,289,378	$132,756,123

Capital Share Activity
Shares sold	256,442	809,641
Reinvestment of distributions	-	15,246
Shares redeemed	(490,295)	(1,204,301)
Total capital share activity	(233,853)	(379,414)

See notes to financial statements.

Small Capitalization Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($224,975)	($303,427)
Net realized gain (loss) on investments	(5,616,397)	(32,336,273)
Change in unrealized appreciation (depreciation)	(4,127,233)	9,022,343

Increase (Decrease) in Net Assets
Resulting From Operations	(9,968,605)	(23,617,357)

Capital share transactions:
Shares sold	72,546,911	148,188,549
Reinvestment of distributions	-	-
Shares redeemed	(82,338,904)	(151,808,484)
Total capital share transactions	(9,791,993)	(3,619,935)

Total Increase (Decrease) in Net Assets	(19,760,598)	(27,237,292)

Net Assets
Beginning of period	62,780,139	90,017,431
End of period (including undistributed net investment income (loss)
of ($224,975) and $0, respectively)	$43,019,541	$62,780,139

Capital Share Activity
Shares sold	2,664,586	4,900,784
Reinvestment of distributions	-	-
Shares redeemed	(3,011,883)	(4,992,739)
Total capital share activity	(347,297)	(91,955)

See notes to financial statements.

MidCap Growth Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($277,147)	($632,575)
Net realized gain (loss) on investments	(1,223,778)	(7,057,362)
Change in unrealized appreciation or (depreciation)	(13,787,655)	(2,659,084)

Increase (Decrease) in Net Assets
Resulting From Operations	(15,288,580)	(10,349,021)

Distributions to shareholders from:
Net realized gains	-	(4,613,970)

Capital share transactions:
Shares sold	44,555,940	103,669,215
Reinvestment of distributions	-	4,613,969
Shares redeemed	(51,201,105)	(123,470,782)
Total capital share transactions	(6,645,165)	(15,187,598)

Total Increase (Decrease) in Net Assets	(21,933,745)	(30,150,589)

Net Assets
Beginning of period	96,547,750	126,698,339
End of period (including undistributed net investment income (loss)
of ($277,147) and $0, respectively)	$74,614,005	$96,547,750

Capital Share Activity
Shares sold	1,555,300	3,194,782
Reinvestment of distributions	-	150,097
Shares redeemed	(1,797,220)	(3,844,626)
Total capital share activity	(241,920)	(499,747)

See notes to financial statements.

Emerging Growth Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($122,997)	($197,713)
Net realized gain (loss)	(7,612,634)	(30,472,482)
Change in unrealized appreciation (depreciation)	(6,096,864)	(8,169,909)

Increase (Decrease) in Net Assets
Resulting From Operations	(13,832,495)	(38,840,104)

Distributions to shareholders from:
Net realized gains	-	(4,124,186)

Capital share transactions:
Shares sold	10,454,516	22,634,544
Reinvestment of distributions	-	4,124,173
Shares redeemed	(16,873,249)	(36,696,179)
Total capital share transactions	(6,418,733)	(9,937,462)

Total Increase (Decrease) in Net Assets	(20,251,228)	(52,901,752)

Net Assets
Beginning of period	60,661,562	113,563,314
End of period (including undistributed net investment
income (loss) of ($122,997) and $0, respectively)	$40,410,334	$60,661,562

Capital Share Activity
Shares sold	642,772	1,143,472
Reinvestment of distributions	-	227,855
Shares redeemed	(1,059,743)	(1,793,188)
Total capital share activity	(416,971)	(421,861)

See notes to financial statements.

Research Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$29,140	$17,346
Net realized gain (loss) on investments	(2,195,654)	(5,938,429)
Change in unrealized appreciation (depreciation)	(1,177,987)	(434,551)

Increase (Decrease) in Net Assets
Resulting From Operations	(3,344,501)	(6,355,634)

Distributions to shareholders from:
Net realized gain	-	(728,015)

Capital share transactions:
Shares sold	3,922,421	7,094,482
Reinvestment of distributions	-	728,010
Shares redeemed	(3,488,414)	(8,543,183)
Total capital share transactions	434,007	(720,691)

Total Increase (Decrease) in Net Assets	(2,910,494)	(7,804,340)

Net Assets
Beginning of period	22,173,252	29,977,592
End of period (including undistributed net investment income
of $46,523 and $17,383, respectively)	$19,262,758	$22,173,252

Capital Share Activity
Shares sold	249,109	380,460
Reinvestment of distributions	-	44,337
Shares redeemed	(222,925)	(472,968)
Total capital share activity	26,184	(48,171)

See notes to financial statements.

Growth with Income Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$46,549	$140,569
Net realized gain (loss) on investments	(1,240,417)	(4,185,166)
Change in unrealized appreciation (depreciation)	(1,873,701)	(1,255,657)

Increase (Decrease) in Net Assets
Resulting From Operations	(3,067,569)	(5,300,254)

Distributions to shareholders from:
Net investment income	-	(165,347)

Capital share transactions:
Shares sold	1,663,513	6,194,798
Reinvestment of distributions	-	165,304
Shares redeemed	(4,617,576)	(7,217,375)
Total capital share transactions	(2,954,063)	(857,273)

Total Increase (Decrease) in Net Assets	(6,021,632)	(6,322,874)

Net Assets
Beginning of period	26,417,178	32,740,052
End of period (including undistributed net investment income
of $84,674 and $38,125, respectively)	$20,395,546	$26,417,178

Capital Share Activity
Shares sold	96,610	327,366
Reinvestment of distributions	-	9,276
Shares redeemed	(270,373)	(391,838)
Total capital share activity	(173,763)	(55,196)

See notes to financial statements.

Index 500 Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$735,223	$1,585,081
Net realized gain (loss) on investments	(4,040,002)	(5,502,634)
Change in unrealized appreciation (depreciation)	(15,688,762)	(18,721,435)

Increase (Decrease) in Net Assets
Resulting From Operations	(18,993,541)	(22,638,988)

Distributions to shareholders from:
Net investment income	-	(2,148,291)
Net realized gain	-	(4,542,165)
Total distributions	-	(6,690,456)

Capital share transactions:
Shares sold	14,322,823	41,635,649
Reinvestment of distributions	-	6,690,456
Shares redeemed	(20,099,900)	(55,970,172)
Total capital share transactions	(5,777,077)	(7,644,067)

Total Increase (Decrease) in Net Assets	(24,770,618)	(36,973,511)

Net Assets
Beginning of period	145,807,604	182,781,115
End of period (including undistributed net investment income
of $1,160,878 and $ 425,655, respectively)	$121,036,986	$145,807,604

Capital Share Activity
Shares sold	119,048	303,001
Reinvestment of distributions	-	53,230
Shares redeemed	(168,802)	(412,746)
Total capital share activity	(49,754)	(56,515)

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets
Six Months Ended		Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$1,454,504	$6,867,876
Net realized gain (loss)	885	9,642

Increase (Decrease) in Net Assets
Resulting From Operations	1,455,389	6,877,518

Distributions to shareholders from:
Net investment income	(1,401,148)	(6,910,737)
Net realized gain	-	(9,045)
Total distributions	(1,401,148)	(6,919,782)

Capital share transactions:
Shares sold	397,920,364	1,331,239,071
Reinvestment of distributions	1,384,138	6,983,271
Shares redeemed	(376,042,088)	(1,311,281,837)
Total capital share transactions	23,262,414	26,940,505

Total Increase (Decrease) in Net Assets	23,316,655	26,898,241

Net Assets
Beginning of period	166,218,163	139,319,922
End of period (including undistributed net investment income
of $53,356 and $0, respectively)	$189,534,818	$166,218,163

Capital Share Activity
Shares sold	397,920,364	1,331,239,071
Reinvestment of distributions	1,384,138	6,983,271
Shares redeemed	(376,042,088)	(1,311,281,837)
Total capital share activity	23,262,414	26,940,505

See notes to financial statements.

Select Portfolio

Statements of Changes in Net Assets
	Six Months Ended	From Inception January 2, 2001 Through
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($1,787)	$9,942
Net realized gain (loss) on investments	(297,484)	(169,934)
Change in unrealized appreciation (depreciation)	(1,459,500)	846,224

Increase (Decrease) in Net Assets
Resulting From Operations	(1,758,771)	686,232

Capital share transactions:
Shares sold	11,639,204	24,438,923
Shares redeemed	(2,640,003)	(4,549,816)
Total capital share transactions	8,999,201	19,889,107

Total Increase (Decrease) in Net Assets	7,240,430	20,575,339

Net Assets
Beginning of period	20,575,339	-
End of period (including undistributed net investment income
of $8,155 and $9,942, respectively)	$27,815,769	$20,575,339

Capital Share Activity
Shares sold	653,030	1,419,219
Shares redeemed	(147,451)	(265,990)
Total capital share activity	505,579	1,153,229

See notes to financial statements.

Small Company Equity Portfolio

Statements of Changes in Net Assets
		From Inception
	Six Months Ended	January 2, 2001 Through
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($65,992)	($46,863)
Net realized gain (loss) on investments	588,197	501,090
Change in unrealized appreciation (depreciation)	333,887	987,777

Increase (Decrease) in Net Assets
Resulting From Operations	856,092	1,442,004

Distributions to shareholders from:
Net realized gain	-	(240,086)

Capital share transactions:
Shares sold	12,433,999	14,687,364
Reinvestment of distributions	-	240,086
Shares redeemed	(4,336,815)	(4,285,707)
Total capital share transactions	8,097,184	10,641,743

Total Increase (Decrease) in Net Assets	8,953,276	11,843,661

Net Assets
Beginning of period	11,843,661	-
End of period (including undistributed net investment income (loss)
of ($65,992) and $0, respectively)	$20,796,937	$11,843,661

Capital Share Activity
Shares sold	610,056	832,048
Reinvestment of distributions	-	12,306
Shares redeemed	(214,044)	(235,731)
Total capital share activity	396,012	608,623

See notes to financial statements.

Notes to Financial Statements

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Portfolios (the "Portfolios") are a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") an open-end management investment company, registered under the Investment Company Act of 1940. The Income & Growth, Growth, Small Capitalization, MidCap Growth and Emerging Growth Portfolios are registered as diversified portfolios. The Research, Growth With Income, Index 500, Money Market, Select and Small Company Equity (formerly known as Micro Cap) Portfolios are registered as non-diversified portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost, which approximates market. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its value and possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolios may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolios maintain securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Foreign Currency Transactions: The Portfolios' accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolios on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolios' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolios have an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on each Portfolios' cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolios intend to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B - RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolios. For its services, the Advisor receives monthly fees based on the following annual rates of each Portfolios' average daily net assets:
Income & Growth	.625%
Growth	.75%
Small Capitalization	.85%
MidCap Growth	.80%
Emerging Growth	.75%
Research	.75%
Growth With Income	.75%
Index 500.24%
Money Market	.20%
Select	.92%
Small Company Equity	1.12%

The Advisor has contractually agreed to limit annual portfolio operating expenses through December 31, 2002 to the expense ratios reflected in the table below. The table also includes reimbursement amounts for the six months ended June 30, 2002.
	Contractual
	Expense	Expenses
PORTFOLIO	Caps	Reimbursed
Income & Growth	.78%	$26,483
Growth	.89%	23,116
Small Capitalization	1.00%	13,348
MidCap Growth	.94%	37,823
Emerging Growth	.95%	79,660
Research	.96%	57,462
Growth With Income	.98%	65,460
Index 500.38%		55,743
Money Market	.36%	27,478
Select	1.50%	-
Small Company Equity	1.50%	20,055

The Advisor may recapture fees waived and/or reimbursed during the two year period beginning on January 1, 2001 and ending on December 31, 2002. Such recapture is only permitted, after taking in account fee recapture, to the extent that the expense ratio of the relevant Portfolio does not exceed its prior expense ratio by more than .10%. Expense reimbursement eligible for recapture is as follows for Income & Growth, Growth, Small Capitalization, MidCap Growth, Emerging Growth, Research, Growth With Income, Index 500 and Money Market of, $78,426, $135,254, $144,769, $98,656, $321,098, $248,574, $214,324, $306,936 and $14,602, respectively. For the six months ended June 30, 2002, the Advisor has not recaptured any fees waived and/or reimbursed for any Portfolio.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolios. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C - INVESTMENT ACTIVITY

Purchases and sales of investments, other than short-term securities, for the applicable period were:
	INCOME &		SMALL	MIDCAP	EMERGING
	GROWTH	GROWTH	CAPITALIZATION	GROWTH	GROWTH
Purchases:	$80,734,845	$119,334,545	$29,924,379	$139,643,049	$25,169,594
Sales:	79,238,531	125,268,055	34,651,129	143,276,736	30,447,935

		GROWTH WITH	INDEX		SMALL COMPANY
	RESEARCH	INCOME	500	SELECT	EQUITY
Purchases:	$12,024,304	$5,557,704	$1,247,090	$9,394,029	$11,653,988
Sales:	12,095,054	8,068,860	6,102,834	1,779,417	4,313,998

Money Market held only short-term investments.

At June 30, 2002, the investment cost, gross unrealized appreciation and (depreciation) on investments and net realized capital loss carryforwards with expiration dates for federal income tax purposes were as follows:
				Net
	Federal Tax	Unrealized	Unrealized	Appreciation/	Capital Loss	Expiration
	Cost	Appreciation	(Depreciation)	(Depreciation)	Carryforward	Dates
Income & Growth	$59,405,873	$1,138,009	($5,463,808)	($4,325,799)	$8,212,057	2009
Growth	109,236,350	2,583,801	(13,131,240)	(10,547,439)	27,915,328	2009
Small Capitaliz- ation	38,039,103	5,078,267	(1,929,390)	3,148,877	37,647,612	2008- 2009
MidCap Growth	79,512,134	3,151,550	(7,222,700)	(4,071,150)	7,674,896	2009
Emerging Growth	48,214,157	1,343,197	(9,129,731)	(7,786,534)	27,919,590	2009
Research	20,900,559	743,359	(2,563,005)	(1,819,646)	5,855,035	2009
Growth With Income	21,981,465	1,151,728	(2,833,150)	(1,681,422)	4,169,562	2008- 2009
Index 500	169,162,305	8,580,938	(57,490,392)	(48,909,454)	4,509,591	2009
Money Market	194,105,265	-	-	-	-	-
Select	25,759,242	2,076,234	(2,689,510)	(613,276)	169,934	2009
Small Company Equity	17,445,817	2,309,101	(994,204)	1,314,897	-	-

Capital losses may be utilized to offset current and future capital gains until expiration.

The Portfolios may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. For the six months ended June 30, 2002, the Portfolios executed interportfolio transactions, which resulted in net realized losses of $71,760, $17,560, and $11,576 for the Emerging Growth, Research, and Growth With Income Portfolios, respectively. The purchases and sales transactions, executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940 were:
	Money	Emerging		Growth with
	Market	Growth	Research	Income
Purchases	$250,692,500	$79,395	$68,084	$42,585
Sales	249,165,000	361,660	55,765	36,044

NOTE D - LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at June 30, 2002. For the six months ended June 30, 2002, borrowings information by the Portfolios under the Agreement were as follows:
		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Income & Growth	$7,216	2.33%	$620,635	March 2002
Growth	42,719	2.37%	1,127,857	June 2002
Small Capitalization	460,909	2.30%	3,216,257	January 2002
MidCap Growth	98,869	2.36%	1,288,598	June 2002
Emerging Growth	9,112	2.31%	364,142	January 2002
Research	52,806	2.31%	225,932	February 2002
Growth With Income	27,504	2.31%	300,389	March 2002
Money Market	8,140	2.39%	991,658	May 2002
Select	-	N/A	-	-
Small Company Equity	-	N/A	-	-

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights

	Periods Ended
	June 30,	December 31,
Income & Growth Portfolio	2002	2001
Net asset value, beginning	$13.17	$16.66
Income from investment operations
Net investment income	.01	.06
Net realized and unrealized gain (loss)	(2.32)	(2.61)
Total from investment operations	(2.31)	(2.55)
Distributions from
Net investment income	-	(.07)
Net realized gains	-	(.87)
Total distributions	-	(.94)
Total increase (decrease) in net asset value	(2.31)	(3.49)
Net asset value, ending	$10.86	$13.17

Total return	(17.54%)	(15.38%)
Ratios to average net assets:
Net investment income	.11% (a)	.34%
Total expenses	.90% (a)	.80%
Expenses before offsets	.82% (a)	.79%
Net expenses	.78% (a)	.78%
Portfolio turnover	126%	100%
Net assets, ending (in thousands)	$54,852	$71,828

	Periods Ended
	December 31,	December 31,
Income & Growth Portfolio	2000	1999(caret)
Net asset value, beginning	$17.35	$13.83
Income from investment operations
Net investment income	.05	-
Net realized and unrealized gain (loss)	.07	4.03
Total from investment operations	.12	4.03
Distributions from
Net investment income	(.03)	-
Net realized gains	(.78)	(.51)
Total distributions	(.81)	(.51)
Total increase (decrease) in net asset value	(.69)	3.52
Net asset value, ending	$16.66	$17.35

Total return	0.65%	29.14%
Ratios to average net assets:
Net investment income	.34%	(.09%) (a)
Total expenses	.77%	.79% (a)
Expenses before offsets	.71%	.68% (a)
Net expenses	.70%	.68% (a)
Portfolio turnover	164%	18%
Net assets, ending (in thousands)	$97,288	$80,385

Financial Highlights

	Periods Ended
	June 30,	December 31,
Growth Portfolio	2002	2001
Net asset value, beginning	$47.95	$54.86
Income from investment operations
Net investment income	(.03)	(.04)
Net realized and unrealized gain (loss)	(8.75)	(6.60)
Total from investment operations	(8.78)	(6.64)
Distributions from
Net investment income	-	(.02)
Net realized gains	-	(.25)
Total distributions	-	(.27)
Total increase (decrease) in net asset value	(8.78)	(6.91)
Net asset value, ending	$39.17	$47.95

Total return	(18.31%)	(12.11%)
Ratios to average net assets:
Net investment income	(.15%) (a)	(.09%)
Total expenses	.93% (a)	.90%
Expenses before offsets	.89% (a)	.90%
Net expenses	.89% (a)	.89%
Portfolio turnover	103%	84%
Net assets, ending (in thousands)	$99,289	$132,756

	Periods Ended
	December 31,	December 31,
Growth Portfolio	2000	1999(caret)
Net asset value, beginning	$64.83	$56.04
Income from investment operations
Net investment income	.04	.01
Net realized and unrealized gain (loss)	(9.99)	8.79
Total from investment operations	(9.95)	8.80
Distributions from
Net investment income	(.02)	(.01)
Net realized gains	-	-
Total distributions	(.02)	(.01)
Total increase (decrease) in net asset value	(9.97)	8.79
Net asset value, ending	$54.86	$64.83

Total return	(15.35%)	15.70%
Ratios to average net assets:
Net investment income	.05%	.12% (a)
Total expenses	.87%	.90% (a)
Expenses before offsets	.82%	.79% (a)
Net expenses	.80%	.79% (a)
Portfolio turnover	99%	18%
Net assets, ending (in thousands)	$172,694	$197,953

Financial Highlights

	Periods Ended
	June 30,	December 31,
Small Capitalization Portfolio	2002	2001
Net asset value, beginning	$29.40	$40.42
Income from investment operations
Net investment income (loss)	(.13)	(.14)
Net realized and unrealized gain (loss)	(5.21)	(10.88)
Total from investment operations	(5.34)	(11.02)
Total increase (decrease) in net asset value	(5.34)	(11.02)
Net asset value, ending	$24.06	$29.40

Total return	(18.16%)	(27.26%)
Ratios to average net assets:
Net investment income (loss)	(.90%) (a)	(.48%)
Total expenses	1.10% (a)	1.11%
Expenses before offsets	1.05% (a)	1.02%
Net expenses	1.00% (a)	1.00%
Portfolio turnover	62%	252%
Net assets, ending (in thousands)	$43,020	$62,780
	Periods Ended
	December 31,	December 31,
Small Capitalization Portfolio	2000	1999(caret)
Net asset value, beginning	$56.42	$44.05
Income from investment operations
Net investment income (loss)	(.18)	(0.05)
Net realized and unrealized gain (loss)	(15.55)	12.86
Total from investment operations	(15.73)	12.81
Distributions from
Net realized gains	(.27)	(0.44)
Total increase (decrease) in net asset value	(16.00)	12.37
Net asset value, ending	$40.42	$56.42

Total return	(27.90%)	29.10%
Ratios to average net assets:
Net investment income (loss)	(.33%)	(.54%) (a)
Total expenses	1.00%	1.00% (a)
Expenses before offsets	.93%	.90% (a)
Net expenses	.91%	.90% (a)
Portfolio turnover	217%	21%
Net assets, ending (in thousands)	$90,017	$125,577

Financial Highlights
	Periods Ended
	June 30,	December 31,
MidCap Growth Portfolio	2002	2001
Net asset value, beginning	$30.50	$34.56
Income from investment operations
Net investment income (loss)	(.09)	(.20)
Net realized and unrealized gain (loss)	(4.89)	(2.33)
Total from investment operations	(4.98)	(2.53)
Distributions from
Net realized gains	-	(1.53)
Total increase (decrease) in net asset value	(4.98)	(4.06)
Net asset value, ending	$25.52	$30.50

Total return	(16.33%)	(7.37%)
Ratios to average net assets:
Net investment income (loss)	(.64%) (a)	(.60%)
Total expenses	1.03% (a)	.96%
Expenses before offsets	.94% (a)	.95%
Net expenses	.94% (a)	.94%
Portfolio turnover	165%	137%
Net assets, ending (in thousands)	$74,614	$96,548

	Periods Ended
	December 31,	December 31,
MidCap Growth Portfolio	2000	1999(caret)
Net asset value, beginning	$31.50	$26.40
Income from investment operations
Net investment income (loss)	(.03)	-
Net realized and unrealized gain (loss)	4.00	5.82
Total from investment operations	3.97	5.82
Distributions from
Net realized gains	(.91)	(0.72)
Total increase (decrease) in net asset value	3.06	5.10
Net asset value, ending	$34.56	$31.50

Total return	12.56%	22.09%
Ratios to average net assets:
Net investment income (loss)	(.09%)	(.06%) (a)
Total expenses	.94%	.97% (a)
Expenses before offsets	.87%	.84% (a)
Net expenses	.86%	.84% (a)
Portfolio turnover	118%	21%
Net assets, ending (in thousands)	$126,698	$75,643

Financial Highlights
	Periods Ended
	June 30,	December 31,
Emerging Growth Portfolio	2002	2001
Net asset value, beginning	$17.86	$29.75
Income from investment operations
Net investment income (loss)	(.04)	(.06)
Net realized and unrealized gain (loss)	(4.25)	(10.53)
Total from investment operations	(4.29)	(10.59)
Distributions from
Net realized gains	-	(1.30)
Total increase (decrease) in net asset value	(4.29)	(11.89)
Net asset value, ending	$13.57	$17.86

Total return	(24.02%)	(35.65%)
Ratios to average net assets:
Net investment income (loss)	(.48%)	(.27%)
Total expenses	1.26% (a)	1.21%
Expenses before offsets	.96% (a)	.96%
Net expenses	.95% (a)	.95%
Portfolio turnover	50%	265%
Net assets, ending (in thousands)	$40,410	$60,662

	Periods Ended
	December 31,	December 31,
Emerging Growth Portfolio	2000	1999(caret)
Net asset value, beginning	$37.86	$25.82
Income from investment operations
Net investment income (loss)	(.09)	(.02)
Net realized and unrealized gain (loss)	(7.32)	12.06
Total from investment operations	(7.41)	12.04
Distributions from
Net realized gains	(.70)	-
Total increase (decrease) in net asset value	(8.11)	12.04
Net asset value, ending	$29.75	$37.86

Total return	(19.61%)	46.63%
Ratios to average net assets:
Net investment income (loss)	(.26%)	(.45%) (a)
Total expenses	.97%	.98% (a)
Expenses before offsets	.89%	.86% (a)
Net expenses	.86%	.85% (a)
Portfolio turnover	213%	18%
Net assets, ending (in thousands)	$113,563	$128,040

Financial Highlights
	Periods Ended
	June 30,	December 31,
Research Portfolio	2002	2001
Net asset value, beginning	$16.27	$21.25
Income from investment operations
Net investment income (loss)	.02	.01
Net realized and unrealized gain (loss)	(2.42)	(4.44)
Total from investment operations	(2.40)	(4.43)
Distributions from
Net realized gains	-	(.55)
Total increase (decrease) in net asset value	(2.40)	(4.98)
Net asset value, ending	$13.87	$16.27

Total return	(14.75%)	(20.87%)
Ratios to average net assets:
Net investment income (loss)	.27% (a)	.07%
Total expenses	1.50% (a)	1.41%
Expenses before offsets	.97% (a)	1.00%
Net expenses	.96% (a)	.96%
Portfolio turnover	57%	97%
Net assets, ending (in thousands)	$19,263	$22,173

	Periods Ended
	December 31,	December 31,
Research Portfolio	2000	1999(caret)
Net asset value, beginning	$22.99	$20.24
Income from investment operations
Net investment income (loss)	(.02)	-
Net realized and unrealized gain (loss)	(1.21)	3.01
Total from investment operations	(1.23)	3.01
Distributions from
Net realized gains	(0.51)	(0.26)
Total increase (decrease) in net asset value	(1.74)	2.75
Net asset value, ending	$21.25	$22.99

Total return	(5.39%)	14.90%
Ratios to average net assets:
Net investment income (loss)	(.09%)	(.04%) (a)
Total expenses	1.32%	1.42% (a)
Expenses before offsets	.90%	.89% (a)
Net expenses	.88%	.86% (a)
Portfolio turnover	90%	16%
Net assets, ending (in thousands)	$29,978	$25,929

Financial Highlights

	Periods Ended
	June 30,	December 31,
Growth With Income Portfolio	2002	2001
Net asset value, beginning	$17.64	$21.09
Income from investment operations
Net investment income	.04	.10
Net realized and unrealized gain (loss)	(2.27)	(3.44)
Total from investment operations	(2.23)	(3.34)
Distributions from
Net investment income	-	(.11)
Net realized gain	-	-
Total distributions	-	(.11)
Total increase (decrease) in net asset value	(2.23)	(3.45)
Net asset value, ending	$15.41	$17.64

Total return	(12.64%)	(15.83%)
Ratios to average net assets:
Net investment income	.39% (a)	.48%
Total expenses	1.56% (a)	1.32%
Expenses before offsets	1.01% (a)	.99%
Net expenses	.98% (a)	.98%
Portfolio turnover	24%	36%
Net assets, ending (in thousands)	$20,396	$26,417

	Periods Ended
	December 31,	December 31,
Growth With Income Portfolio	2000	1999(caret)
Net asset value, beginning	$21.17	$20.24
Income from investment operations
Net investment income	.09	.02
Net realized and unrealized gain (loss)	(.10)	.92
Total from investment operations	(.01)	.94
Distributions from
Net investment income	(.04)	(.01)
Net realized gain	(.03)	-
Total distributions	(.07)	(.01)
Total increase (decrease) in net asset value	(.08)	.93
Net asset value, ending	$21.09	$21.17

Total return	(.03%)	4.65%
Ratios to average net assets:
Net investment income	.39%	.44% (a)
Total expenses	1.23%	1.26% (a)
Expenses before offsets	.94%	.88% (a)
Net expenses	.90%	.88% (a)
Portfolio turnover	76%	16%
Net assets, ending (in thousands)	$32,740	$34,742

Financial Highlights
	Periods Ended
	June 30,	December 31,
Index 500 Portfolio	2002	2001
Net asset value, beginning	$124.30	$148.66
Income from investment operations
Net investment income	.67	1.48
Net realized and unrealized gain (loss)	(17.21)	(19.87)
Total from investment operations	(16.54)	(18.39)
Distributions from
Net investment income	-	(1.92)
Net realized gain	-	(4.05)
Total distributions	-	(5.97)
Total increase (decrease) in net asset value	(16.54)	(24.36)
Net asset value, ending	$107.76	$124.30

Total return	(13.31%)	(12.42%)
Ratios to average net assets:
Net investment income	1.07% (a)	1.00%
Total expenses	.47% (a)	.44%
Expenses before offsets	.39% (a)	.39%
Net expenses	.38% (a)	.38%
Portfolio turnover	1%	6%
Net assets, ending (in thousands)	$121,037	$145,808

	Periods Ended
	December 31,	December 31,
Index 500 Portfolio	2000	1999(caret)
Net asset value, beginning	$167.30	$155.01
Income from investment operations
Net investment income	1.63	.31
Net realized and unrealized gain (loss)	(17.55)	12.23
Total from investment operations	(15.92)	12.54
Distributions from
Net investment income	(.89)	(.25)
Net realized gain	(1.83)	-
Total distributions	(2.72)	(.25)
Total increase (decrease) in net asset value	(18.64)	12.29
Net asset value, ending	$148.66	$167.30

Total return	(9.54%)	8.09%
Ratios to average net assets:
Net investment income	.99%	1.16% (a)
Total expenses	.40%	.40% (a)
Expenses before offsets	.31%	.29% (a)
Net expenses	.30%	.28% (a)
Portfolio turnover	32%	5%
Net assets, ending (in thousands)	$182,781	$206,872

Financial Highlights

	Periods Ended
	June 30,	December 31,
Money Market Portfolio	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.008	.04
Total from investment operations	.008	.04
Distributions from
Net investment income	(.008)	(.04)
Total increase (decrease) in net asset value	-	-
Net asset value, ending	$1.00	$1.00

Total return	.81%	3.96%
Ratios to average net assets:
Net investment income	1.69% (a)	3.81%
Total expenses	.40% (a)	.38%
Expenses before offsets	.37% (a)	.38%
Net expenses	.36% (a)	.36%
Net assets, ending (in thousands)	$189,535	$166,218

	Periods Ended
	December 31,	December 31,
Money Market Portfolio	2000	1999(caret)(caret)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.06	.01
Total from investment operations	.06	.01
Distributions from
Net investment income	(.06)	(.01)
Total increase (decrease) in net asset value	-	-
Net asset value, ending	$1.00	$1.00

Total return	6.43%**	.99%
Ratios to average net assets:
Net investment income	6.24%	5.67% (a)
Total expenses	.33%	.33% (a)
Expenses before offsets	.30%	.26% (a)
Net expenses	.28%	.26% (a)
Net assets, ending (in thousands)	$139,320	$199,938

Financial Highlights
	Periods Ended
	June 30,	December 31,
Select Portfolio	2002	2001(caret)(caret)(caret)
Net asset value, beginning	$17.84	$15.00
Income from investment operations
Net investment income (loss)	-	.01
Net realized and unrealized gain (loss)	(1.07)	2.83
Total from investment operations	(1.07)	2.84
Total increase (decrease) in net asset value	(1.07)	2.84
Net asset value, ending	$16.77	$17.84

Total return	(6.00%)	18.93%
Ratios to average net assets:
Net investment income (loss)	(.01%) (a)	.08% (a)
Total expenses	1.29% (a)	1.45% (a)
Expenses before offsets	1.29% (a)	1.45% (a)
Net expenses	1.24% (a)	1.26% (a)
Portfolio turnover	8%	14%
Net assets, ending (in thousands)	$27,816	$20,575

	Periods Ended
	June 30,	December 31,
Small Company Equity Portfolio	2002	2001(caret)(caret)(caret)
Net asset value, beginning	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.07)	(.08)
Net realized and unrealized gain (loss)	1.31	4.94
Total from investment operations	1.24	4.86
Distributions from:
Net realized gain	-	(.40)
Total increase (decrease) in net asset value	1.24	4.46
Net asset value, ending	$20.70	$19.46

Total return	6.37%	32.42%
Ratios to average net assets:
Net investment income (loss)	(.80%) (a)	(.67%) (a)
Total expenses	1.86% (a)	2.38% (a)
Expenses before offsets	1.62% (a)	1.97% (a)
Net expenses	1.50% (a)	1.50% (a)
Portfolio turnover	29%	75%
Net assets, ending (in thousands)	$20,797	$11,844

(a) Annualized

(caret) From November 1, 1999 inception.

(caret)(caret) From October 29, 1999 inception.

(caret)(caret)(caret) From January 2, 2001 inception.

** Total return would have been 6.18% without the payment by affiliate that was the result of a securities transaction to reimburse the effect of a loss to the Portfolio.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

A special meeting of policyholders was scheduled for January 15, 2002. There were several proposals voted upon at the meeting. A brief description of each proposal is shown below, followed by the percent of shares of the portfolio(s) voted in favor of each proposal. All proposals were passed.

1. For each Ameritas Portfolio: To ratify the election of the Board of Directors.

2. For Ameritas Small Capitalization: To approve a new subadvisory agreement with John McStay Investment Counsel otherwise identical to the current investment subadvisory agreement in all material respects, except that it reflects a new subadvisory fee.

3. For each Ameritas Portfolio: To authorize CVS and/or AIC to enter into a new and/or materially amended existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.

4. For Ameritas Growth, Income & Growth, MidCap, Small Capitalization, Money Market, Emerging Growth, Growth With Income, Research, and Index 500 Portfolios: To authorize CVS to remove the current cap on the expense ratios of each Portfolio's average daily net assets. The Board will implement a voluntary cap at the same level as the current expense cap, but the voluntary cap may be removed or modified by action of the Board of Directors without shareholder approval.

5. For each Ameritas Portfolio: To ratify the Board's selection of auditors, Arthur Andersen, LLP.*
% OF VOTED SHARES VOTED IN FAVOR OF EACH PROPOSAL

PORTFOLIO	PROP 1	PROP 2	PROP 3	PROP 4	PROP 5
Ameritas Growth	97.018%	N/A	86.434%	79.794%	94.660%
Ameritas Income and Growth	97.955%	N/A	88.763%	82.381%	96.793%
Ameritas MidCap Growth	97.106%	N/A	80.575%	76.353%	95.846%
Ameritas Small Capitalization	97.425%	92.849%	86.708%	82.025%	95.786%
Ameritas Micro Cap	99.137%	N/A	91.409%	N/A	99.283%
Ameritas Money Market	98.148%	N/A	81.257%	79.638%	95.772%
Ameritas Emerging Growth	96.687%	N/A	83.555%	78.577%	95.951%
Ameritas Growth With Income	96.762%	N/A	87.400%	83.863%	95.411%
Ameritas Research	96.769%	N/A	88.696%	83.706%	96.685%
Ameritas Select (now known as
Small Company Equity)	97.319%	N/A	88.308%	N/A	97.178%
Ameritas Index 500	96.904%	N/A	86.357%	78.319%	95.484%

* Note: Subsequent to the special meeting of policyholders, Arthur Andersen LLP was dismissed as independent auditor for the Fund in May 2002. KPMG LLP was selected as the Fund's independent auditor. See notes to financial statements.